Registration No. 2-90309


              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.
      Post-Effective Amendment No.      39         X
                                       ----       ---
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.   40                           X
                     ----                         ---

                  SUMMIT MUTUAL FUNDS, INC.
      (Exact Name of Registrant as Specified in Charter)

         1876 Waycross Road, Cincinnati, Ohio 45240
           (Address of Principal Executive Offices)

                       (513) 595-2600
              (Registrant's Telephone Number)

                   John F. Labmeier, Esq.
          The Union Central Life Insurance Company
                      P.O. Box 40888
                   Cincinnati, Ohio 45240
          (Name and Address of Agent for Service)



It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2003 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[c] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This amendment No. 39 under the Securities Act of 1933, and Amendment No. 40 under the Investment Company Act of 1940, to the Registration Statement on Form N-1A of Summit Mutual Funds, Inc. is filed solely to update the information in the Summit Pinnacle Funds' prospectus and statement of additional information and does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, undertaking, or other information contained in the Registration Statement.

                     PART A


     INFORMATION REQUIRED IN A PROSPECTUS

May 1, 2003

               SUMMIT MUTUAL FUNDS, INC.
-----------------------------------------------------------

Summit Mutual Funds, Inc. is a mutual fund with twenty-two separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers nine of the Portfolios within the Summit Pinnacle Series. Their investment objectives are:

     The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S.
     common stocks, as represented by the S&P 500 Index.

     The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap
     400 Index.

     The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

     The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S.
     common stocks, as represented by the Nasdaq-100 Index.

     The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

     The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

     The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers
     Aggregate Bond Index.

     The Zenith Portfolio seeks primarily long-term a appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. IT SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. WE SUGGEST THAT YOU READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SMFI 514 PINNACLE 5-03

                  TABLE OF CONTENTS

INTRODUCTION TO THE FUND. . . . . . . . . . . . . . . . . . 3

PORTFOLIO PROFILES. . . . . . . . . . . . . . . . . . . . . 3
  S&P 500 INDEX PORTFOLIO . . . . . . . . . . . . . . . . . 3
  S&P MIDCAP 400 INDEX PORTFOLIO. . . . . . . . . . . . . . 5
  RUSSELL 2000 SMALL CAP INDEX PORTFOLIO. . . . . . . . . . 7
  NASDAQ-100 INDEX PORTFOLIO. . . . . . . . . . . . . . . . 9
  EAFE INTERNATIONAL INDEX PORTFOLIO. . . . . . . . . . . .11
  BALANCED INDEX PORTFOLIO. . . . . . . . . . . . . . . . .13
  LEHMAN AGGREGATE INDEX PORTFOLIO. . . . . . . . . . . . .15
  ZENITH PORTFOLIO  . . . . . . . . . . . . . . . . . . . .17
  BOND PORTFOLIO  . . . . . . . . . . . . . . . . . . . . .19

PORTFOLIO OPERATING EXPENSES. . . . . . . . . . . . . . . .22

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS . . . . . .23
  FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . .23
  FOREIGN CURRENCY TRANSACTIONS . . . . . . . . . . . . . .23
  HIGH YIELD BONDS. . . . . . . . . . . . . . . . . . . . .24
  REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . .24
  REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . .24
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . . .24
  OPTIONS ON SECURITIES INDICES . . . . . . . . . . . . . .26
  COLLATERALIZED MORTGAGE OBLIGATIONS . . . . . . . . . . .26
  LENDING PORTFOLIO SECURITIES. . . . . . . . . . . . . . .26
  ASSET-BACKED AND MORTGAGE-BACKED SECURITIES . . . . . . .26
  MIXED AND SHARED FUNDING. . . . . . . . . . . . . . . . .27
  OTHER INFORMATION . . . . . . . . . . . . . . . . . . . .27

FUND MANAGEMENT . . . . . . . . . . . . . . . . . . . . . .28
  INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . .28
  ADVISORY FEE. . . . . . . . . . . . . . . . . . . . . . .28
  SUBADVISOR. . . . . . . . . . . . . . . . . . . . . . . .28
  EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . .29
  CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . .29
  VALUATION OF PORTFOLIO SHARES . . . . . . . . . . . . . .29

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . .30

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . .30

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT . . . . .30

EXCESSIVE TRADING . . . . . . . . . . . . . . . . . . . . .31

S&P, FRANK RUSSELL, NASDAQ AND EAFE DISCLAIMERS . . . . . .31

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . .33

APPENDIX A:  RATINGS. . . . . . . . . . . . . . . . . . . .41
  CORPORATE BOND RATINGS. . . . . . . . . . . . . . . . . .41
  COMMERCIAL PAPER RATINGS. . . . . . . . . . . . . . . . .42

                    INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of nine of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"). The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds for which Summit Investment Partners, Inc. (the "Adviser") or a subadviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolio. More detailed information about some of the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.

                   PORTFOLIO PROFILES

S&P 500 INDEX PORTFOLIO

Investment Objective
The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

Investment Strategies
The S&P 500 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P 500 Index is not feasible. The S&P 500 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the S&P 500 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P 500 Index Portfolio may invest up to 10% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index.
Although the Adviser will attempt to invest as much of the S&P 500 Index Portfolio's assets as is practical in stocks included among the S&P 500 Index and futures contracts and related options under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The
Portfolio's primary risks include:

o Market risk: The S&P 500 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

o Investment style risk: Stocks of large companies, such as those listed among the S&P 500 Index, occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

o Correlation risk: Because the S&P Index Portfolio has expenses, and the S&P 500 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

o Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P 500 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the S&P 500 Index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.



*Total return for the most recent calendar year quarter ended
March 31, 2003 was -3.26%.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.2% (quarter ending 12/31/98) and the lowest return for a quarter was -17.4% (quarter ending
09/30/02).

Average Annual Total Returns for Years Ended December 31, 2002

                           1 Year     5 Years
S&P 500 Index Portfolio    -22.6%      -1.0%
S&P 500 Index*              -22.1%     -0.6%

*Reflects no deductions for fees or expenses

S&P MIDCAP 400 INDEX PORTFOLIO

Investment Objective
The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the S&P MidCap 400 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P MidCap 400 Index Portfolio may invest up to 10% of its assets in Standard & Poor's MidCap Depositary Receipts(R) ("MidCap SPDRs(R)"). MidCap SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P MidCap 400 Index. Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Portfolio's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The
Portfolio's primary risks include:

o Market risk: The S&P MidCap 400 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

o Investment style risk: Stocks of medium sized (MidCap) companies, such as those listed among the S&P MidCap 400 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

o Correlation risk: Because the S&P MidCap 400 Index Portfolio has expenses, and the S&P MidCap 400 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

o Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P MidCap 400 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the S&P MidCap 400 Index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.




*Total return for the most recent calendar year quarter ended
March 31, 2003 was -4.58%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.8% (quarter ending 12/31/01) and the lowest return for a quarter was -16.7% (quarter ending
09/30/02).

Average Annual Total Returns for Years Ended December 31, 2002

                                          Life of the Portfolio
                                 1 Year    (since May 3, 1999)
                                 -----    ---------------------
S&P MidCap 400 Index Portfolio   -15.2%         2.1%
S&P MidCap 400 Index*            -14.5%         3.1%

*Reflects no deductions for fees or expenses

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

Investment Objective
The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S.
common stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Russell 2000 Small Cap Index Portfolio may invest up to 10% of its assets in Russell 2000 ishares(R). Russell 2000 ishares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Russell 2000 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the small cap stocks represented in the Russell 2000 Index. Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in Russell 2000 Index futures contracts or options (or S&P MidCap 400 Index or S&P 500 Index futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The
Portfolio's primary risks include:

o Market risk The Russell 2000 Small Cap Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

o Investment style risk: Stocks of small sized (small-cap) companies, such as those listed among the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

o  Correlation risk:  Because the Russell 2000 Small Cap
   Index Portfolio has expenses, and the Russell 2000 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

o Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Russell 2000 Small Cap Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Russell 2000 Index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.





*Total return for the most recent calendar year quarter ended
March 31, 2003 was -4.65%.

During the period shown in the bar chart, the highest return for a calendar quarter was 20.8% (quarter ending 12/31/01) and the lowest return for a quarter was -21.7% (quarter ending
09/30/02).

Average Annual Total Returns for Years Ended December 31, 2002

                                                 Life of the Portfolio
                                        1 Year  (since April 27, 2000)
Russell 2000 Small Cap Index Portfolio  -21.1%         -7.8%
Russell 2000 Small Cap Index*           -20.5%         -7.1%

*Reflects no deductions for fees or expenses

NASDAQ-100 INDEX PORTFOLIO

Investment Objective
The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100 Index Portfolio seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Nasdaq-100 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Nasdaq-100 Index Portfolio may invest up to 10% of its assets in Nasdaq-100 Shares(R). Nasdaq-100 Shares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Portfolio may invest up to 20% of its assets in Nasdaq-100 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100 Index. Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Portfolio's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The
Portfolio's primary risks include:

o Market risk: The Nasdaq-100 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

o Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

o Concentration risk: The Nasdaq-100 Index Portfolio is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry or related industries (e.g., Technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index Portfolio is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g.
   Microsoft Corporation, Intel Corporation, Cisco Systems
   Inc., etc.).

o Correlation risk: Because the Nasdaq-100 Index Portfolio has expenses, and the Nasdaq-100 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

o Nondiversification risk: Under securities laws, the Portfolio is considered a "nondiversified investment company." The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters. Consequently, the Portfolio could become somewhat riskier because it would have the ability to hold a larger position in a fewer number of securities than if it were a diversified investment company. At any point in time, if following the investment strategy outlined above would put the Portfolio in jeopardy of failing the tax rules on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the tax rules. Such alteration could include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the tax rules.

o Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Nasdaq-100 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Nasdaq-100 Index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.




*Total return for the most recent calendar year quarter ended
March 31, 2003 was 3.59%.

During the period shown in the bar chart, the highest return for a calendar quarter was 34.7% (quarter ending 12/31/01) and the lowest return for a quarter was -36.2% (quarter ending
09/30/01).

Average Annual Total Returns for Years Ended December 31, 2002

<caption

                                         Life of the Portfolio
                              1 Year     (since April 27, 2000)
Nasdaq-100 Index Portfolio    -37.5%           -37.9%
Nasdaq-100 Index*             -37.5%           -37.7%

*Reflects no deductions for fees or expenses

EAFE INTERNATIONAL INDEX PORTFOLIO

Investment Objective
The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index ("EAFE Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Investment Strategies
The Portfolio will invest primarily in common stocks of the companies that compose the EAFE Index. The EAFE Index is capitalization-weighted, meaning that a company whose securities have a high market capitalization will contribute more to the Index's value than a company whose securities have a low market capitalization.

The EAFE International Index Portfolio may invest up to 10% of its assets in EAFE ishares(R). EAFE ishares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the EAFE Index.

The Portfolio will typically not hold all of the companies in the EAFE Index. The Portfolio will typically choose to hold the stocks that make up the largest portion of the Index's value in approximately the same proportion as the Index. When choosing the smaller stocks, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of all of the smaller companies in the EAFE Index without buying all of those stocks. This attempts to maximize liquidity while minimizing costs.

At such time as the Adviser believes the Portfolio has achieved sufficient size, the Adviser may attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in the exact weightings as the Index. Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the EAFE Index. Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in stocks included among the EAFE Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in futures contracts and options that provide exposure to the stocks in the Index. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

The Adviser may choose to invest in a foreign security indirectly by purchasing American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains on the underlying shares. ADRs offer the exposure to the foreign security while reducing transaction, custody, and other expenses.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The
Portfolio's primary risks include:

o Market risk: Deteriorating market conditions might cause an overall decline in the prices of stocks in the market, including those held by the Portfolio.

o Tracking Error risk: The Portfolio may not track the performance of the Index for the various reasons, including, but not limited the following:

   - The Portfolio incurs administrative expenses and trading costs. The EAFE Index does not.
   - The Portfolio may not hold all of the stocks in the Index or may weight them differently than the Index.
   - The composition of the Index and Portfolio may diverge.
   - The timing and magnitude of cash inflows and outflows from investor's purchases and redemptions may create balances of uninvested cash.

o Foreign Stock Market risk: Foreign stock markets may exhibit periods of higher volatility than those in the United States. Trading stocks on many foreign exchanges can be more difficult, and costly, than trading stocks in the United States. Taxes can also be imposed by foreign governments.

o Political risk: Foreign governments have occasionally limited the outflows of capital or profits to investors abroad.

o Information risk: Financial reporting and accounting standards for companies in many foreign markets differ from those of the United States and may present an incomplete, or inaccurate picture of a foreign company.

o Liquidity risk: On the whole, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

o Regulatory risk: There is typically less government regulation of foreign markets, companies, and securities.

o Currency risk: The Portfolio invests in foreign securities denominated in foreign currencies. Thus, changes in foreign exchange rates will affect the value of foreign securities denominated in U.S. dollars.

o Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security for which it is being used as a substitute.

Since this Portfolio has not been operational for at least one complete calendar year, there is no bar chart or performance table.

BALANCED INDEX PORTFOLIO

Investment Objective
The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

Investment Strategies
The Portfolio will invest approximately 60% of its net assets in a portfolio of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities or other liquid assets as collateral), and Standard & Poor's Depositary Receipts(R) ("SPDRs(R)") to track the S&P 500 Index and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index"). The Portfolio may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the Portfolio's assets.

The Portfolio's common stock portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the S&P 500 Index is not feasible. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its common stock portfolio before expenses and the total return of the S&P 500 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest up to 10% of its assets in SPDRs(R). SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

The Portfolio's bond portfolio seeks to substantially replicate the total return of the securities comprising the Lehman Brothers Index taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the Lehman Brothers Index is not feasible due to the large number of securities in the index (over 7,000). The Portfolio will invest in a representative sample of fixed income securities, which, taken together, are expected to perform similarly to the Lehman Brothers Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its bond portfolio before expenses and the total return of the Lehman Brothers Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

Under normal circumstances, the Fund will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index or the bonds represented in the Lehman Brothers Index.

The Portfolio may invest up to 20% of its assets in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The
Portfolio's primary risks include:

o Stock Market risk: The Portfolio's common stock portfolio, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

o Interest Rate risk: The Portfolio's bond portfolio is subject to interest rate risk. Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. The Portfolio's bond portfolio has an intermediate-term average maturity (5 to 15 years), and is therefore expected to have a moderate to high level of interest rate risk. The value of the Portfolio's stock portfolio also may be affected by changes of interest rates.

o Credit risk: The Portfolio's bond portfolio is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

   The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low. The average quality of the Lehman Brothers Index, which the Portfolio attempts to replicate, was AA2 using Moody's Investors Service ("Moody's") (See Appendix A:
   Ratings - Corporate Bond Ratings). Other factors, including interest rate risk and prepayment risk cause fluctuation in bond prices.

o Income risk: The Portfolio's bond portfolio is subject to income risk. Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio's bond portfolio is expected to maintain an intermediate average maturity and have moderate trading activity. Therefore, income risk is expected to be moderate.

o Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Portfolio is expected to be low to moderate.

o Correlation risk: Because the Balanced Index Portfolio has expenses, and the S&P 500 Index and Lehman Brothers Index do not, the Portfolio may be unable to replicate precisely the performance of the Indexes. In addition, the Portfolio intends to hold a sampling of both the stocks in the S&P 500 Index and the bonds in the Lehman Brothers Index, rather than exactly matching the market weighting of each security in its respective index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Indexes.

o Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Balanced Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.




*Total return for the most recent calendar year quarter ended
March 31, 2003 was -1.49%

During the period shown in the bar chart, the highest return for a calendar quarter was 6.2% (quarter ending 12/31/01) and the lowest return for a quarter was -9.0% (quarter ending 09/30/02).

Average Annual Total Returns for Years Ended December 31, 2002

                                                   Life of the Portfolio
                                           Year    (since May 3, 1999)
                                         ------   ----------------------
Balanced Index Portfolio                  -11.3%        -3.4%
S&P 500 Index                             -22.1%        -9.9%
Lehman Brothers Aggregate Bond Index*      10.3%         8.0%

*Reflects no deductions for fees or expenses

LEHMAN AGGREGATE BOND INDEX PORTFOLIO

Investment Objective
The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate
Bond Index (the "Lehman Brothers Index").

The Lehman Brothers Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international
(dollar denominated) bonds.

Investment Strategies
The Lehman Brothers Aggregate Bond Index Portfolio normally will invest at least 80% of the value of its assets in:

   o Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

   o Publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's or Moody's; or

   o Cash and cash equivalents.

Up to 20% of the Portfolio's total assets may be invested in financial futures or options contracts in an attempt to replicate the total return performance of the Lehman Brothers
Index.

The Portfolio will NOT purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

The Portfolio will NOT directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Portfolio will be unable to hold all of the individual securities which comprise the Lehman Brothers Index because of the large number of securities involved. Therefore, the Portfolio will hold a representative sample of the securities designed to replicate the total return performance of the Lehman
Brothers Index.   The Portfolio will attempt to achieve, in both
rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Brothers Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Lehman Brothers Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in bonds included in the Lehman Brothers Index, futures contracts and options relating thereto, a portion of the Portfolio may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Primary Risks

o Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality.
   Since the Portfolio is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

o Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low.

o Income risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

o Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is expected to be moderate. Therefore, the prepayment risk of the Portfolio is expected to be moderate.

o Correlation risk: Because the Portfolio has expenses, and the Lehman Brothers Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Since this Portfolio has not been operational for at least one complete calendar year, there is no bar chart or performance table.

ZENITH PORTFOLIO

Investment Objective
The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies
A major portion of the Zenith Portfolio will be invested in common stocks. The Portfolio seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio normally will remain primarily invested in common stocks.

The Zenith Portfolio's investment strategy is based upon the belief of the Portfolio's investment adviser (the "Adviser") that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

   o securities are out-of-favor,
   o price/earnings ratios are relatively low,
   o investment expectations are limited, and
   o there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, the Adviser expects that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The
Portfolio's primary risks include:

o Market risk: The Zenith Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

o Financial risk: The Zenith Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases.

o Investment style risk: The Zenith Portfolio's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Zenith Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year for the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and 10 calendar years compare with those of the Russell 1000 Value Index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.




*Total return for the most recent calendar year quarter ended
March 31, 2003 was -3.12%.

During the period shown in the bar chart, the highest return for a calendar quarter was 14.0% (quarter ending 06/30/99) and the lowest return for a quarter was -22.7% (quarter ending
09/30/98).

Average Annual Total Returns for Years Ended December 31, 2002

                            1 Year   5 Years   10 Years
                            ------   -------   --------
Zenith Portfolio            -23.1%    -2.1%      7.3%
Russell 1000 Value Index*   -15.5%     1.2%     10.8%

*Reflects no deductions for fees or expenses

BOND PORTFOLIO

Investment Objective
The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies
Under normal circumstances, the Bond Portfolio will invest at least 80% of the value of its assets in fixed income securities.
Further, the Bond Portfolio normally will invest at least 75% of the value of its assets in:

   o publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's or Moody's,
   o obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or
   o cash and cash equivalents.

Up to 25% of the Bond Portfolio's total assets may be invested in debt securities that are unrated or below investment-grade bonds ("high yield" or "junk" bonds). Up to 20% of the Bond
Portfolio's total assets may be invested in:

   o convertible debt securities,
   o convertible preferred and preferred stocks, or
   o other securities.

The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in Appendix A: Ratings - Corporate Bond Ratings.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The
Portfolio's primary risks include:

o Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality.

   The Portfolio maintains an intermediate-term average maturity (5 to 15 years), and is therefore subject to a moderate to high level of interest rate risk.

o Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio.
   When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

   The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low. As of December 31, 2002, the average quality of the Portfolio's investments was Aa3 (Moody's) and AA
(Standard
   & Poor's) (See Appendix A:  Ratings - Corporate Bond
Ratings).
   However, certain individual securities held in the Portfolio may have substantial credit risk. The Portfolio may contain up to 25% of securities rated below investment grade. Securities rated below investment grade generally have substantially more credit risk than securities rated investment grade. Securities rated below investment grade are defined as
   having a rating below Baa by Moody's Investors Services and below BBB by Standard & Poor's Corporation (See Appendix A:
   Ratings - Corporate Bond Ratings). As of December 31, 2002, 0% (as a percentage of average daily net assets) of the debt securities held by the Bond Portfolio were of less than investment grade.

o Income Risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is actively traded. Therefore, income risk is expected to be moderate to high.

o Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Portfolio is expected to be low to moderate. Other factors, including interest rate risk and credit risk can cause fluctuation in bond prices.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Bond Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year for the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and 10 calendar years compare with those of the Lehman Brothers Aggregate Bond Index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.




*Total return for the most recent calendar year quarter ended
March 31, 2003 was 1.99%.

During the period shown in the bar chart, the highest return for a calendar quarter was 6.1% (quarter ending 06/30/95) and the lowest return for a quarter was -1.7% (quarter ending 03/31/94).

Average Annual Total Returns for Years Ended December 31, 2002

                                      1 Year  5 Years  10 Years
Bond Portfolio                          5.7%    5.0%     7.1%
Lehman Brothers Aggregate Bond Index*	  10.3%    7.6%     7.5%

*Reflects no deductions for fees or expenses

                    PORTFOLIO OPERATING EXPENSES


This table describes fees and expenses of the Portfolios. The table does not reflect separate account or insurance contract fees and charges. All expense ratios are adjusted for current expenses.

EXPENSES (as a percentage of average net assets)

                                                         Total
                                    Management  Other
Operating
                                        Fees  Expenses  Expenses
                                    ----------------------------
-
S&P 500 Index Portfolio                 .30%   .30%      .60%*
S&P MidCap 400 Index Portfolio          .30%   .30%      .60%*
Russell 2000 Small Cap Index Portfolio  .35%   .40%      .75%*
Nasdaq-100 Index Portfolio              .35%   .30%      .65%*
EAFE International Index Portfolio      .56%   .69%***  1.25%**
Balanced Index Portfolio                .30%   .30%      .60%*
Lehman Aggregate Bond Index Portfolio   .30%   .30%***   .60%*
Zenith Portfolio                        .64%   .29%      .93%
Bond Portfolio                          .47%   .29%      .76%

* Total Operating Expenses in excess of .75% for the Russell 2000 Small Cap Index Portfolio, in excess of .65% for the Nasdaq-100 Index Portfolio, and in excess of .60% for the S&P 500 Index, S&P MidCap 400 Index, Balanced Index and Lehman Aggregate Bond Index Portfolios are paid by the investment adviser.
** Total Operating Expenses in excess of 1.25% for the EAFE International Index Portfolio are paid by the Adviser. Also, the Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Portfolio until December 31, 2003.
*** Estimated for the current fiscal year.

EXAMPLE
Use the following table to compare fees and expenses of the Portfolios to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Portfolios' total operating expenses.+

                                        1     3     5      10
                                        Year  Years Years  Years
                                        ----  ----- -----  -----
S&P 500 Index Portfolio                 $ 62  $193  $336  $  752
S&P MidCap 400 Index Portfolio          $ 62  $193  $336  $  752
Russell 2000 Small Cap Index Portfolio  $ 77  $241  $418  $  933
Nasdaq-100 Index Portfolio              $ 67  $209  $363  $  812
EAFE International Index Portfolio      $128  $399  $690  $1,518
Balanced Index Portfolio                $ 62  $193  $336  $  752
Lehman Aggregate Bond Index Portfolio   $ 62  $193  $336  $  752
Zenith Portfolio                        $ 95  $298  $517  $1,147
Bond Portfolio                          $ 78  $244  $424  $  945

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

--------------
+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Zenith, Bond, and Balanced Index Portfolios. Each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Zenith, Bond and Balanced Index Portfolios; for other countries, the applicable limit is 5% for each Portfolio. "Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio are limited to investing in those foreign securities included in the respective Indexes.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

  o political or economic instability in the foreign country;
  o diplomatic developments that could adversely affect the value of the foreign security;
  o foreign government taxes;
  o costs incurred by a Portfolio in converting among various currencies;
  o fluctuation in currency exchange rates;
  o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
  o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
  o less publicly available information about foreign issuers than domestic issuers;
  o foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
  o securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
  o there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The EAFE International Index Portfolio, Zenith Portfolio and Bond Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

HIGH YIELD BONDS
The Bond Portfolio may invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

  o greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

  o greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

  o limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price.
Each of the Portfolios may engage in repurchase agreement transactions from time to time. The Adviser reviews the credit-worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. Each Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Bond Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolios other than the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
Each Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-800-999-1840, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                   FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio,
Balanced Index Portfolio, Russell 2000 Small Cap Index
Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index
Portfolio and Lehman Aggregate Bond Index Portfolio.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Managing Director, Fixed Income and Derivatives, of the Adviser and has been affiliated with the Adviser and Union Central since July 1996.

James R. McGlynn leads the team primarily responsible for the day-to-day management of the Zenith Portfolio. Mr. McGlynn, prior to joining the Adviser and Union Central on December 1, 1999, was employed by Tom Johnson Investment Management in Oklahoma, where he served since May 1991, as Vice President and Co-Portfolio Manager for the UAM TJ Core Equity Fund.

Mr. Rodmaker and Michael J. Schultz lead the team primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1992.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

Portfolio                    Advisory Fee
---------                    ------------
S&P 500 Index Portfolio      .30% of the current value of the net assets.
S&P MidCap 400 Portfolio     .30% of the current value of the net assets.
Russell 2000 Small Cap
 Index Portfolio             .35% of the current value of the net assets.
Nasdaq-100 Index Portfolio   .35% of the current value of the net assets.
EAFE International Index
 Portfolio                   .56% of the current value of the net assets.
Balanced Index Portfolio     .30% of the current value of the net assets.
Index Portfolio              .30% of the current value of the net assets.
Zenith Portfolio             .64% of the current value of the net assets.
Bond Portfolio               .47% of the current value of the net assets.

SUBADVISER
World Asset Management, a division of Munder Capitol Management, 255 E. Brown Street, Suite 300, Birmingham, Michigan 48009, is the investment subadviser to the EAFE International Index Portfolio. Munder Capital Management is a Delaware general partnership with Munder Capital employees owning a minority interest and Comerica Bank owning the majority interest.

The Subadviser provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Portfolio. As compensation for its services, the Subadviser receives a monthly fee computed on a daily basis, at an annual rate, equal to .10% of the current value of the Portfolio's net assets. The fee is paid by the Adviser, not the Portfolio.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio and Lehman Aggregate Bond Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .40% of that Portfolio's net assets. The Adviser will pay any expenses of the EAFE International Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .69% of that Portfolio's net assets provided, however, the Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Portfolio until December 31, 2003.

CAPITAL STOCK
The Fund currently has twenty-two series of stock, one for each Portfolio, nine of which are offered pursuant to this prospectus. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Apex Series of Funds allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
Shares are purchased and redeemed at the net asset value per share of the Portfolios next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

  o when the New York Stock Exchange is closed and

  o any day on which changes in the value of the securities held by a Portfolio will not materially affect the current net asset value of the shares of the Portfolio.

Portfolio shares are valued by:

  o adding the values of all securities and other assets of the Portfolio,

  o subtracting liabilities and expenses, and

  o dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

                 DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio consists of all dividends or interest earned by that Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of a Portfolio are reinvested in additional shares of the Portfolio at net asset value.

                             TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Shares of each Portfolio may be purchased only by the separate accounts of insurance companies. In order to comply with diversification regulations applicable to variable life insurance, variable annuity, and endowment contracts, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.


     CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

The Northern Trust Company, 50 South LaSalle St., Chicago, Illinois 60675, acts as Custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC), P.O. Box 701, Milwaukee, Wisconsin 53201-0701, 1-888-259-7565, is the Fund's bookkeeping, transfer and dividend disbursing agent.

                      EXCESSIVE TRADING

The Portfolios are not intended for excessive trading or market timing. Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

The Portfolios and their agents reserve the right to reject in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolio is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. They may also institute procedures to assess a 1% fee on such purchase orders and reinvest the fee into the Portfolio for the benefit of all shareholders.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt.

S&P, FRANK RUSSELL, NASDAQ and MSCI DISCLAIMERS

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

The EAFE International Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



                      FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Portfolios' financial statements is included in the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE
International Index Portfolio.

                                         S&P 500 Index Portfolio

                                         Year Ended December 31,
                               2002      2001      2000      1999      1998
Net Asset Value,
Beginning of period            $ 75.15   $102.95   $115.60   $ 97.45   $
78.70
                              --------  --------  --------  --------  -------
-
Investment Activities:
Net investment income              .69       .80      1.05      1.05
1.00
Net realized and unrealized
   gains / (losses)            (17.53)   (12.15)   (11.75)     18.75
21.05
                              --------  --------  --------  --------  -------
-
Total fro
 Investment Activities         (16.84)   (11.35)   (10.70)     19.80
22.05
                              --------  --------  --------  --------  -------
-
Distributions:
Net investment income            (.38)     (.55)    (1.15)     (.95)
(1.00)
In excess of
 net investment income             ---       ---       ---       ---       --
-
Return of capital                  ---       ---       ---       ---       --
-
Net realized gains               (.11)   (15.90)     (.80)     (.70)
(2.30)
                              --------  --------  --------  --------  -------
-
Total Distributions              (.49)   (16.45)    (1.95)    (1.65)
(3.30)
                              --------  --------  --------  --------  -------
-
Net Asset Value,
End of period                  $ 57.82   $ 75.15   $102.95   $115.60   $
97.45
                              ========  ========  ========  ========
========

Total Return                  (22.55%)  (12.39%)   (9.32%)    20.52%
28.54%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets-Net(2)        .57%      .46%      .41%      .39%
..43%

Ratio of Expenses to
  Average Net Assets-Gross        .61%      .47%      .43%      .39%
..43%

Ratio of Net Investment
Income to Average Net Assets     1.04%      .88%      .81%     1.10%
1.25%

Portfolio Turnover Rate         10.51%     3.30%    21.36%     3.45%
2.64%

Net Assets,
 End of Period (000's)         $64,338   $92,639  $114,103  $284,132
$131,345

_____________________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                   FINANCIAL HIGHLIGHTS
                        <Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                    S&P MidCap 400 Index Portfolio

                                                              Period from
                                                             May 3, 1999 (1)
                                 Year Ended December 31,     to December 31,
                              ----------------------------   ---------------
                                 2002      2001      2000         1999
                              --------  --------  --------     --------
Net Asset Value,
Beginning of period            $ 46.70   $ 59.55   $ 55.20      $ 50.00
                              --------  --------  --------     --------
Investment Activities:
Net investment income             .22       .30       1.10          .50
Net realized and unrealized
   gains / (losses)             (7.25)    (1.00)      7.20         5.05
                              --------  --------  --------     --------
Total from
 Investment Activities          (7.03)     (.70)      8.30         5.55
                              --------  --------  --------     --------
Distributions:
Net investment income            (.23)     (.20)    (1.20)        (.35)
In excess of
 net investment income            ---       ---        ---          ---
Return of capital                 ---       ---        ---          ---
Net realized gains               (.15)   (11.95)    (2.75)          ---
                              --------  --------  --------     --------
Total Distributions              (.38)   (12.15)    (3.95)        (.35)
                              --------  --------  --------     --------
Net Asset Value,
End of period                  $ 39.29   $ 46.70   $ 59.55      $ 55.20
                              ========  ========  ========     ========

Total Return                  (15.15%)   (1.25%)    15.99%       11.14%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)        .60%      .60%      .60%         .60%(3)

Ratio of Expenses to
   Average Net Assets-Gross       .81%      .82%      .77%         .69%(3)

Ratio of Net Investment
Income to Average Net Assets      .53%      .65%     1.44%        1.69%(3)

Portfolio Turnover Rate         27.73%    18.57%   146.33%       47.55%(3)

Net Assets,
 End of Period (000's)         $23,180   $20,588   $15,054      $23,963

_____________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                   FINANCIAL HIGHLIGHTS
                        <Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                 Russell 2000 Small Cap Index Portfolio

                                                              Period from
                                                            April 27, 2000
(1)
                                 Year Ended December 31,     to December 31,
                                -----------------------     -----------------
-
                                  2002           2001            2000
                                --------       --------        --------
Net Asset Value,
Beginning of period               $48.10         $49.95          $50.00
                                --------       --------        --------

Investment Activities:
Net investment income               .29             .40            .40
Net realized and unrealized
   gains / (losses)              (10.31)            .35           (.20)
                                --------       --------        --------
Total from
 Investment Activities           (10.02)            .75             .20
                                --------       --------        --------
Distributions:
Net investment income              (.09)          (.45)           (.25)
In excess of
 net investment income               ---            ---             ---
Return of capital                    ---            ---             ---
Net realized gains                 (.47)         (2.15)             ---
                                --------       --------        --------
Total Distributions                (.56)         (2.60)           (.25)
                                --------       --------        --------
Net Asset Value,
End of period                    $ 37.52        $ 48.10         $ 49.95
                                --------       --------        --------

Total Return                    (21.05%)          1.54%            .39%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)          .75%           .75%           .74%(3)

Ratio of Expenses to
Average Net Assets-Gross           1.33%          1.10%          1.35%(3)

Ratio of Net Investment
Income to Average Net Assets        .65%           .90%          1.11%(3)

Portfolio Turnover Rate           30.78%         32.70%         82.19%(3)

Net Assets,
 End of Period (000's)           $13,863        $21,503         $16,105

_____________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                   FINANCIAL HIGHLIGHTS
                        <Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                        Nasdaq-100 Index Portfolio

                                                              Period from
                                                            April 27, 2000(1)
                                 Year Ended December 31,     to December 31,
                                -----------------------     -----------------
-
                                  2002           2001            2000
                                --------       --------        --------

Net Asset Value,
Beginning of period              $ 22.30        $ 33.35         $ 50.00
                                --------       --------        --------
Investment Activities:
Net investment income               (.07)           ---           (.05)
Net realized and unrealized
    gains / (losses)               (8.29)       (11.05)         (16.60)
                                --------       --------        --------
Total from
 Investment Activities            (8.36)        (11.05)         (16.65)
                                --------       --------        --------
Distributions:
Net investment income                ---            ---             ---
In excess of
 net investment income               ---            ---             ---
Return of capital                    ---            ---             ---
Net realized gains                   ---            ---             ---
                                --------       --------        --------
Total Distributions                  ---            ---             ---
                                --------       --------        --------
Net Asset Value,
End of period                    $ 13.94        $ 22.30         $ 33.35
                                ========       ========        ========

Total Return                    (37.49%)      (33.13%)          (33.30%)

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)          .65%          .65%           .64%(3)

Ratio of Expenses to
    Average Net Assets-Gross       1.11%          .97%           .88%(3)

Ratio of Net Investment
Income to Average Net Assets      (.43%)         (.21%)        (.17%)(3)

Portfolio Turnover Rate           11.79%          5.49%        14.69%(3)

Net Assets,
 End of Period (000's)            $9,583        $14,560          $8,577

_____________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                   FINANCIAL HIGHLIGHTS
                        <Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                          Balanced Index Portfolio

                                                              Period from
                                                             May 3, 1999 (1)
                                 Year Ended December 31,     to December 31,

                                 2002      2001      2000         1999
                              --------  --------  --------     --------
Net Asset Value,
Beginning of period            $ 43.85   $ 48.05   $ 52.05      $ 50.00
                              --------  --------  --------     --------
Investment Activities:
   Net investment income          1.13      1.10      1.95          .90
Net realized and unrealized
   gains / (losses)             (6.01)    (3.15)    (2.65)         1.70
                              --------  --------  --------     --------
Total from
 Investment Activities          (4.88)     (2.05)    (.70)         2.60
                              --------  --------  --------     --------
Distributions:
Net investment income           (1.47)     (.60)    (2.30)        (.55)
In excess of
 net investment income             ---       ---       ---          ---
Return of capital                  ---       ---       ---          ---
Net realized gains                 ---    (1.55)    (1.00)          ---
                              --------  --------  --------     --------
Total Distributions             (1.47)    (2.15)    (3.30)        (.55)
                              --------  --------  --------     --------
Net Asset Value,
End of period                  $ 37.50   $ 43.85   $ 48.05      $ 52.05
                              --------  --------  --------     --------

Total Return                  (11.27%)   (4.38%)   (1.28%)        5.31%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)        .60%      .60%      .60%        .47%(3)

Ratio of Expenses to
 Average Net Assets-Gross        1.10%      .81%      .68%        .50%(3)

Ratio of Net Investment
Income to Average Net Assets     2.78%     2.47%     2.95%       2.94%(3)

Portfolio Turnover Rate         15.34%    35.84%     9.60%     141.58%(3)

Net Assets,
 End of Period (000's)         $10,638   $13,004   $14,334      $55,708

_____________
(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                   FINANCIAL HIGHLIGHTS
                        <Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE
International Index Portfolio.

                                 EAFE International Index Portfolio

                                           Period from
                                        November 12, 2002(1)
                                          to December 31,
                                                2002
                                             ---------
Net Asset Value,
Beginning of period                           $ 50.00
                                              -------

Investment Activities:
Net investment income                             .19
Net realized and unrealized
      gains / (losses)                           (.60)
                                              -------
Total from Investment Activities                (.41)
                                              -------
Distributions:
Net investment income                             ---
In excess of net investment income                ---
Return of capital                                 ---
Net realized gains                                ---
                                              -------
Total Distributions                               ---
                                              -------
Net Asset Value,
End of period                                 $ 49.59
                                             ========
Total Return                                     (.82%)

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets - Net(2)                       .65%(3)

Ratio of Expenses to
Average Net Assets - Gross                       1.99%(3)

Ratio of Net Investment Income/(Loss)
    To Average Net Assets                        2.24%(3)

Portfolio Turnover Rate                        449.05%(3)

Net Assets, End of Period (000's)             $22,234

_____________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                   FINANCIAL HIGHLIGHTS
                        <Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                             Zenith Portfolio

                                          Year Ended December 31,
                               --------------------------------------------
                               2002       2001      2000     1999      1998
                               ----       ----      ----     ----      ----
Net Asset Value,
Beginning of period            $ 82.75   $ 75.60   $ 63.10   $ 74.45
$101.75
                               -------   -------   -------   -------   ------
-
Investment Activities:
Net investment income             1.11      1.40      1.15       .50
1.25
Net realized and unrealized
   gains / (losses)            (18.92)      7.05     12.40     (.25)
(14.00)
                               -------   -------   -------   -------   ------
-
Total from
 Investment Activities         (17.81)      8.45     13.55       .25
(12.75)
                               -------   -------   -------   -------   ------
-
Distributions:
Net investment income           (1.39)    (1.30)    (1.05)     (.60)
(1.15)
In excess of
 net investment income             ---       ---       ---       ---       --
-
Return of capital               (3.88)       ---       ---       ---       --
-
Net realized gains                 ---       ---       ---   (11.00)
(13.40)
                               -------   -------   -------   -------   ------
-
Total Distributions             (5.27)   (1.30)     (1.05)   (11.60)
(14.55)
                               -------   -------   -------   -------   ------
-
Net Asset Value,
End of period                  $ 59.67   $ 82.75   $ 75.60   $ 63.10   $
74.45
                               =======   =======   =======   =======
=======

Total Return                  (23.10%)    11.24%    21.79%     2.05%
(15.31%)

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets - Net(2)       .93%      .81%      .73%      .69%
..62%
Ratio of Expenses to
Average Net Assets - Gross        .93%      .83%      .77%      .69%
..62%

Ratio of Net Investment
Income to Average Net Assets     1.52%     1.74%     1.47%      .67%
1.41%

Portfolio Turnover Rate         56.53%   102.03%    81.95%    86.47%
62.50%

Net Assets,
 End of Period (000's)         $38,218   $54,562   $50,485  $124,444
$248,783

____________________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                   FINANCIAL HIGHLIGHTS
                        <Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                              Bond Portfolio

                                         Year Ended December 31,
                               2002      2001      2000      1999      1998
Net Asset Value,
Beginning of period           $ 48.15   $ 47.30   $ 51.80   $ 55.65    $
56.45
                              -------   -------   -------   -------    ------
-
Investment Activities:
Net investment income            2.70      3.15      5.20      3.60
3.85
Net realized and unrealized
   gains / (losses)             (.04)       ---    (1.95)    (4.20)
(.25)
                              -------   -------   -------   -------    ------
-
Total from
 Investment Activities           2.66      3.15      3.25     (.60)
3.60
                              -------   -------   -------   -------    ------
-
Distributions:
Net investment income          (2.88)    (2.30)    (5.75)    (3.25)
(3.80)
In excess of
 net investment income            ---       ---     (.30)       ---        --
-
Return of capital                 ---       ---    (1.70)       ---        --
-
Net realized gains                ---       ---       ---       ---
(.60)
                              -------   -------   -------   -------    ------
-
Total Distributions            (2.88)    (2.30)    (7.75)    (3.25)
(4.40)
                              -------   -------   -------   -------    ------
-

Net Asset Value,
End of period                 $ 47.93   $ 48.15   $ 47.30   $ 51.80    $
55.65
                              =======   =======   =======   =======
=======

Total Return                    5.73%     6.81%     7.40%   (1.11%)
6.52%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(2)        .76%      .79%      .61%      .60%
..58%

Ratio of Expenses to
 Average Net Assets-Gross        .85%      .87%      .68%      .60%
..58%

Ratio of Net Investment
Income to Average Net Assets    5.86%     6.37%     6.85%     6.62%
6.84%

Portfolio Turnover Rate        54.27%    65.14%    60.19%    56.07%
67.57%

Net Assets,
 End of Period (000's)        $35,415   $29,147   $22,802   $98,428
$113,762
                              -------   -------   -------   -------   -------
-

_____________________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                      APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

   o management;
   o economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
   o competition and customer acceptance of products;
   o liquidity;
   o amount and quality of long-term debt;
   o ten-year earnings trends;
   o financial strength of a parent company and the relationships which exist with the issuer; and
   o recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

   o Liquidity ratios are better than the industry average.
   o Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
   o The issuer has access to at least two additional channels of borrowing.
   o Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
   o Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

A Statement of Additional Information dated May 1, 2003 which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling the Fund at 1-800-999-1840, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's Public Reference Room. Information about the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be obtained, after paying a duplication fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request to publicinfo@sec.gov.

These fund documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.



File 811-04000

                    PART B


           INFORMATION REQUIRED IN A
      STATEMENT OF ADDITIONAL INFORMATION

                  SUMMIT MUTUAL FUNDS, INC.
                   Summit Pinnacle Series


              STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds, Inc.'s ("Fund") current Prospectus, dated May 1, 2003, which may be obtained by calling the Fund at 1-800-999-1840, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. This Statement of Additional Information includes the financial statements, and related notes and auditor's reports relating to the Summit Pinnacle Series from the Fund's annual report dated December 31, 2002 describing the Summit Pinnacle Series.

Summit Mutual Funds, Inc. is an open-end management investment company.
                      --------------------

                       TABLE OF CONTENTS
                                                Page
Investment Policies (3) . . . . . . . . . . . . . . . . . . 2
 Money Market Instruments and Investment Techniques . . . . 2
 Certain Risk Factors Relating to High-Yield,
     High-Risk Bonds. . . . . . . . . . . . . . . . . . . .10
 Investments in Foreign Securities. . . . . . . . . . . . .10
 Futures Contracts. . . . . . . . . . . . . . . . . . . . .16
 Options. . . . . . . . . . . . . . . . . . . . . . . . . .19
 Lending Portfolio Securities . . . . . . . . . . . . . . .22
 Pledging of Assets . . . . . . . . . . . . . . . . . . . .22
Investment Restrictions . . . . . . . . . . . . . . . . . .23
Portfolio Turnover. . . . . . . . . . . . . . . . . . . . .25
Management of the Fund (27) . . . . . . . . . . . . . . . .26
 Directors and Officers . . . . . . . . . . . . . . . . . .26
 Investment Adviser . . . . . . . . . . . . . . . . . . . .29
 Payment of Expenses. . . . . . . . . . . . . . . . . . . .29
 Advisory Fee . . . . . . . . . . . . . . . . . . . . . . .31
 Investment Advisory Agreement and
    Administrative Services Agreement . . . . . . . . . . .31
 Investment Subadvisory Agreement . . . . . . . . . . . . .33
 Board Review of Advisory Arrangements. . . . . . . . . . .33
 Service Agreement. . . . . . . . . . . . . . . . . . . . .33
 Securities Activities of Adviser . . . . . . . . . . . . .34
 Code of Ethics . . . . . . . . . . . . . . . . . . . . . .34
Determination of Net Asset Value (29) . . . . . . . . . . .34
Purchase and Redemption of Shares (29). . . . . . . . . . .35
Taxes (30). . . . . . . . . . . . . . . . . . . . . . . . .35
Portfolio Transactions and Brokerage. . . . . . . . . . . .36
General Information (29). . . . . . . . . . . . . . . . . .37
 Capital Stock. . . . . . . . . . . . . . . . . . . . . . .37
 Voting Rights. . . . . . . . . . . . . . . . . . . . . . .38
 Additional Information . . . . . . . . . . . . . . . . . .39
Independent Auditors. . . . . . . . . . . . . . . . . . . .39
Appendix A: Disclaimers . . . . . . . . . . . . . . . . . .40
-------
( ) indicates page on which the corresponding section appears in the Prospectus.
----------------------------------------------------------
SMFI 515 Pinnacle 5-03

                   SUMMIT MUTUAL FUNDS, INC.
----------------------------------------------------------
                     INVESTMENT POLICIES

The following specific policies supplement the Portfolios' investment strategies, policies and risks set forth in the Prospectus.

Money Market Instruments and Investment Techniques
Each Portfolio may invest in money market instruments whose characteristics are consistent with the Portfolio's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Portfolios will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Portfolio's net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolios will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolios' investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and
(iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the counterparty to the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the counterparty becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
Each Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of Portfolio securities to banks in return for cash in an amount equal to a percentage of the Portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued, and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also segregate cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Asset-Backed Securities.   Each Portfolio, except the S&P 500
Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

Collateralized obligations are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Mortgage-Backed Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

Methods Of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Portfolio.

Types Of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in automobile receivable securities. Automobile receivable securities are asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner=s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in credit card receivable securities. Credit card receivable securities are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders= payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Other Assets. The Adviser anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective, policies and restrictions. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal
National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other
than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

Each Portfolio of the Fund other than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an
IO), while the other class will receive all of the principal (a
PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

Each Portfolio of the Fund other than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

The staff of the Securities and Exchange Commission ("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities and, accordingly, each Portfolio will limit its investments in such securities, together with all other illiquid securities, to 10% of the Portfolio's net assets. Furthermore, each Portfolio limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets. The Portfolios will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Board of Directors. The Directors have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

Zero-Coupon and Pay-In-Kind Bonds Each Portfolio, other than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

Each Portfolio, other than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds Each Portfolio, except the S&P 500 Index Portfolio, the S&P 400 MidCap Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio, the EAFE International Index Portfolio, the Lehman Aggregate Bond Index Portfolio and the Balanced Index Portfolio may invest in convertible bonds. The Bond Portfolio may invest up to 25% of its assets in convertible bonds and other securities. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

Equity Securities. The S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio, the EAFE International Index Portfolio and the Zenith Portfolio may invest in equity securities without restriction. The Balanced Index Portfolio generally invests 60% of the Portfolio in equity securities.
The Bond Portfolio may invest up to 25% of its assets in equities. The Lehman Aggregate Bond Index Portfolio may not invest in equity securities.

Unit Investment Trusts. Any Index-based Portfolio may invest in shares of a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Portfolio's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Portfolio's assets.

Private Placements (Restricted Securities)   Each Portfolio
other than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in securities, including restricted securities (privately-placed debt securities), which are not readily marketable.

Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be priced at fair value as determined in good faith by the Board of Directors.

Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Directors, on a case-by-case basis will make this determination. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the:
(i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds
The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities
Emerging Markets. The economies, markets, and political structures of a number of the countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is particularly true for emerging market nations.

Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have histories of political instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair the Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries.

Additional factors which may influence the ability or willingness of a country to service debt include, but are not limited to, the country's cash flow situation, the availability of sufficient foreign exchange on the date payment is due, the relative size of the country's debt service burden to the economy as a whole, its government policy toward particular international agencies and any political restrictions that may be imposed.

American Depositary Receipts.   All Portfolios except the Lehman
Aggregate Bond Index Portfolio may invest in American Depositary Receipts. American Depositary Receipts ("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

European and Global Depositary Receipts. The EAFE International Index Portfolio may invest indirectly in securities of emerging market issuers through sponsored or unsponsored European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). EDRs represent securities of foreign issuers and are designed for use in European markets. GDRs represent ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Sovereign Debt Securities The Bond Portfolio may invest in foreign sovereign debt securities, including those of emerging market nations, and Brady Bonds. Sovereign obligors in emerging market nations are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Investors should recognize that Brady Bonds have been issued somewhat recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Portfolios may invest are likely to be acquired at a discount.

Investing in foreign sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the emerging market nations that issue the securities. The ability and willingness of sovereign obligors in emerging market nations or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Portfolio that
engages in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forwards will be used primarily to adjust the foreign exchange exposure of a Portfolio with a view to protecting the portfolios from adverse currency movements, based on the Adviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser expected, so the use of forwards could adversely affect a Portfolio's total return.

The Portfolios may enter into forward foreign currency exchange contracts under the following circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolios may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, a Portfolio will have more than 20% of the value of its net assets committed to the consummation of such contracts.

Other than as set forth above, and immediately below, a Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. Each Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolios will be served. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolios may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Costs Of Hedging. When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. Dollar. This is what is commonly referred to as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. Dollar. It is important to note that the hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in the Portfolio's net asset value.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Portfolios to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions
within the relevant country.   Additional country-related
factors unique to foreign issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Foreign Securities. Each portfolio may invest in foreign securities and the EAFE International Index Portfolio may invest 100% of its net assets in foreign securities. Because the Portfolio may invest in foreign securities, investments in the Portfolio involve risks that are different in some respects from investments in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and EAFE International Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy, until a Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and EAFE International Index Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Portfolios do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500 or S&P 400, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Portfolios will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolios' objectives in these areas.

Regulatory Limitations. The Portfolios will engage in transactions in futures contracts and options thereon only for bona fide hedging, risk management and other permissible purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolios, an amount of cash, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Portfolios' custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

In addition, CFTC regulations may impose limitations on the Portfolios' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolios would comply with such new restrictions.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   Each Portfolio may elect to close some or all of
its futures positions at any time prior to their expiration. A Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolios would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolios of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of each Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolios for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Portfolio's underlying instruments will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market).
The Portfolios might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options
The Bond, Lehman Aggregate Bond Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index , S&P MidCap 400 Index , Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, each of the aforementioned Portfolios may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option.
Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

There is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

The Bond, Lehman Aggregate Bond Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and EAFE International Index Portfolio may write call options on futures contracts on their respective indexes or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of their respective indexes than would a direct purchase of securities included in their respective indexes. The Portfolios will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 Index, S&P 400 MidCap Index, Russell 2000 Index, Nasdaq-100 Index and EAFE Index futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

All of the futures options transactions employed by the Portfolio will be bona fide hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the notional contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities
The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio, Zenith Portfolio and Bond Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Pledging of Assets
The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio, Zenith Portfolio and Bond Portfolio may pledge or mortgage assets in conformance with the Portfolio's fundamental investment restrictions regarding borrowing and reverse repurchase agreements. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are Fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

  (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

  (2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for the Nasdaq-100 Index Portfolio), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

  (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or
      (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United
      States Government or its agencies or instrumentalities.

  (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. This restriction does not apply to the Nasdaq-100 Index Portfolio.

  (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index
      Portfolio, Russell 2000 Small Cap Index Portfolio,
      Nasdaq-100 Index Portfolio and EAFE International
      Index Portfolio in compliance with non-fundamental restrictions [6 and 7] below.

  (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

  (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

  (8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio's total assets.

  (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and EAFE International Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The EAFE International Index Portfolio will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

 (10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

 (11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

 (12) As to the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio, enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

  (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

  (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

  (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

  (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

  (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UIT's designed to track an Index and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio,
Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio,
Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index
Portfolio and EAFE International Index Portfolio of the Fund may not:

  (6) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and EAFE International Index Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

  (7) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
      (including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

If a percentage restriction (for either fundamental or non-fundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of life insurance company separate accounts may be invested in Fund shares.

PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

The annual portfolio turnover rates for the Portfolios are set forth in the Financial Highlights section of the Prospectus.

                   MANAGEMENT OF THE FUND
                          Directors and Officers

INDEPENDENT DIRECTORS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen     Other
                          with the     Time           During                by     Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director Held by
Director
---------------------    ---------   --------  ---------------------     -------  ---------------
-
George M. Callard, M.D.   Director   Director  Professor of Clinical        23    Health Alliance
(Age 69)                             since     Surgery, University                of Cincinnati
                                      1987     of Cincinnati

Theodore H. Emmerich      Director   Director  Consultant; former Partner,  23    American
Financial
(76)                                 since     Ernst & Whinney,                   Group; former
                                     1987      Accountants                        Director,
Summit
                                                                                  Investment
Trust
                                                                                  (two
Portfolios)

Yvonne L. Gray            Director   Director  Chief Operating Officer,     23
(52)                                 since     United Way and Community
                                     1999      Chest (Social Services);
                                               prior thereto, Vice
                                               President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank; firner
                                               Audit Manager, Price
                                               Waterhouse (accounting
                                               firm)

David C. Phillips         Director   Director  Co-Founder and Treasurer,    23    Meridian
(64)                                 since     Cincinnati Works Inc.              Bioscience,
Inc.
                                     2001      (Job Placement); prior
                                               thereto, Chief Executive
                                               Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    23    Franklin
Savings
(46)                                 since     Williams LLP                       and Loan Co.
                                     2001

INTERESTED DIRECTORS AND OFFICERS

                                     Term of                            Number of
                                      Office                           Portfolios
                                       and                              in Fund
                                      Length         Principal          Complex
                        Position(s)     of          Occupation          Overseen      Other
                          with the     Time           During               by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years       Director  Held by
Director
---------------------    ---------   --------  ---------------------    --------  ---------------
-

Harry Rossi*              Director   Director  Director Emeritus, Union     23    Carillon
(83)                                 since     Central (Insurance);               Investments,
Inc.
                                     1992      former Chairman, President
                                               and Chief Executive
                                               Officer, Union Central,
                                               and Director, Adviser

Steven R. Sutermeister*   Director,  Director  Senior Vice President,       23    Carillon
(49)                      President  since     Union Central; President           Investments,
Inc.
                          and Chief  1999      and Chief Executive                Summit
Investment
                          Executive            Officer, Adviser.                  Partners, Inc.

John F. Labmeier          Vice       Officer   Vice President, Associate    NA     NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(54)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Controller Officer   Treasurer, Adviser           NA     NA
(45)                      and        since
                          Treasurer  1995

John M. Lucas             Assistant  Officer   Second Vice President,       NA     NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(52)

-----------
(1) Except as otherwise indicated, the business address of each listed person is 312 Elm St., Ste. 1212, Cincinnati, OH 45202.


* Messrs. Rossi and Sutermeister are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

BOARD OF DIRECTORS
The business and affairs of the Fund are managed under the direction of the Board of Directors. All powers of the Fund are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or the Fund's Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of George M. Callard, M.D., Theodore H. Emmerich, Yvonne L. Gray, David C. Phillips and Mary W. Sullivan, each of whom is not an "interested person" of the Fund as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent accountants and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2002, the audit committee held three meetings.

The Board has a standing nominating committee, which consists of George M. Callard, M.D., Yvonne L. Gray and David C. Phillips, each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2002, the nominating committee held one meeting. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

Directors owned outstanding shares of the Fund as follows:

                                                           Aggregate Dollar Range
                                                            of Equity Securities
                                                        in ALL Registered Investment
                          Dollar Range of Equity      Companies Overseen by Director
in
Name of Director          Securities in the Fund*      Family of Investment Companies
----------------          ----------------------      --------------------------------
-
George M. Callard, M.D.            none
Theodore H. Emmerich         $10,001 - $50,000              $10,001 - $50,000
Yvonne L. Gray                     none
David C. Phillips            $10,001 - $50,000              $10,001 - $50,000
Harry Rossi                        none
Mary W. Sullivan                  $1 - $10,000                   $1 - $10,000
Steven R. Sutermeister           Over $100,000                  Over $100,000


*Information regarding ownership is as of December 31, 2002.

As of the date of this Statement of Additional Information, no officers or directors of the Fund owned more than 5% of any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2002 were $172,111.

As of December 31, 2002, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

                    Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement
Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex
Paid
Name of Person, Position        From Fund      Expenses      Retirement    to
Directors
------------------------      ------------  ------------   -------------   -----------
-
George M. Callard, M.D.*        $21,000         -               -           $21,000
Director
Theodore H. Emmerich            $24,100         -               -           $24,000
Director
Yvonne L. Gray                  $22,500         -               -           $22,500
Director
David C. Phillips               $20,500         -               -           $20,500
Director
Harry Rossi                       N/A          N/A             N/A            N/A
Director
Mary W. Sullivan                $22,000         -               -           $22,000
Director
Steven R. Sutermeister            N/A          N/A             N/A            N/A
Director

* Messrs. Callard and McMahon (former Director) have deferred their compensation in past years. As of December 31, 2002, the total amount deferred, including interest, was as follows: Dr.
Callard -$114,302; Mr. McMahon - $32,892.

Investment Adviser
The Fund has entered into an Investment Advisory Agreement with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

Pursuant to the Investment Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund.
The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses
The Fund has also entered into an administrative services agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by U.S.Bancorp Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios.
The Adviser will pay any expenses of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio and Nasdaq-100 Index Portfolio, other than the advisory fee for those Portfolios, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will also pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for the Portfolio, to the extent that such expenses exceed .40% of that Portfolio's net assets. The Adviser will also pay any expenses of the EAFE International Index Portfolio, other than the advisory fee for the Portfolio, to the extent that such expenses exceed .69% of that Portfolio's net assets.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described in the Prospectus. The compensation for each Portfolio for the fiscal years ended December 31, 2002, 2001 and 2000, respectively, were as follows:

                                           2002                  2001               2000
                                    -------------------  -------------------- -------------------
                                            Expense               Expense             Expense
                                           Reimburse-            Reimburse-          Reimburse-
                                             ments                 ments              ments
                                              and                   and                 and
                                            Waivers               Waivers             Waivers
                                  Advisory    Paid     Advisory    Paid     Advisory   Paid
                                    Fee    by Adviser    Fee     by Adviser   Fee    by Adviser
                                  -------- ----------  --------- ---------- -------- ----------
S&P 500 Index Portfolio              $232,632  $33,979   $306,448   $17,488   $489,061   $24,914
S&P MidCap 400 Index Portfolio         70,777   49,462     55,393    42,681     46,232    25,706
Russell 2000 Small Cap Index Portfolio 57,861   95,987     60,090    60,640     37,588    66,068
Nasdaq-100 Index Portfolio             38,925   51,168     36,574    36.574     25,777    17,400
EAFE International Index Portfolio     21,796   52,015         --        --         --        --
Balanced Index Portfolio               35,015   58,023     40,074    29,163     73,955    19,816
Zenith Portfolio                      304,321       --    342,251    13,591    401,655    25,565
Bond Portfolio                        150,707   26,959    132,556    19,998    193,205    29,205

Investment Advisory Agreement and Administrative Services
Agreement
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminated certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Portfolios and incorporated them into a separate administrative services agreement between the Fund and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001. Administrative responsibilities including:
   o preparing, maintaining, analyzing and reporting on the Portfolios' expenses,
   o authorizing payment of Fund and Portfolio expenses,
   o coordinating completion of annual audits,
   o drafting semi-annual and annual financial statements,
   o preparing tax returns,
   o coordinating Board meetings,
   o preparing and filing reports to the SEC and states, and
   o coordinating and managing procedures for compliance with federal and state regulations, are now covered by a separate administrative services agreement between the Fund and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services. Administrative service fees paid during the fiscal year ended December 31, 2002 were $130,658.

The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administrative services, the Adviser will be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Investment Subadvisory Agreement
The agreement between the Adviser and World Asset Management, L.L.C. as subadviser for the Fund was last approved by the Summit Mutual Fund's Board of Directors on November 11, 2002, including an affirmative vote of a majority of the disinterested directors. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. World Asset Management is subject to the same control and supervision by Summit Mutual Fund's Board of Directors as is the Adviser. The Adviser will pay World Asset Management a monthly fee computed on a daily basis, at an annual rate of .10% of the current value of the Fund's net assets. The fee is paid by the Adviser, not the Fund. The fee paid in 2002 was $1,304. The sole shareholder of the Fund approved the Investment Subadvisory Agreement on December 26, 2000.

Board Review of Advisory Arrangements
The Board of Directors most recently approved the Investment Advisory Agreement and the Administrative Services Agreement at a meeting held on November 11, 2002. In determining whether it was appropriate to approve the Investment Advisory Agreement, the Board of Directors requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Directors determined that the Investment Advisory Agreement is consistent with the best interests of each Portfolio to which it applies and its shareholders, and enables each Portfolio to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Portfolios and their shareholders. The Board of Directors made these determinations on the basis of the following considerations, among, others:

o The investment advisory fees payable to the Adviser under the Investment Advisory Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Portfolios, and the comparability of the proposed fee to fees paid by comparable mutual Portfolios;
o The Investment Advisory Agreement did not increase current investment advisory fees or overall operating expenses of each Portfolio to which it applies over historical fee and expense levels;
o The continuity of each Portfolio's current portfolio manager and other persons responsible for management of the Portfolio, which should help ensure continuity of management and consistency of performance;
o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the Portfolios in the past and to the other mutual
   Portfolios advised by the Adviser, and the Portfolios' historic performance, including achievement of stated investment objectives;
o The Adviser's representations regarding its staffing and capabilities to manage the Portfolios, including the retention of personnel with significant portfolio management experience; the Adviser's entrepreneurial commitment to the management and success of the Portfolios, which could entail a substantial commitment of resources to the successful operation of the Portfolios; and
o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement.

Securities Activities of Adviser
Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security.
If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Code of Ethics
The Adviser, as well as the Fund, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Employees of the Adviser are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in the Adviser's code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

DETERMINATION OF NET ASSET VALUE

As described in the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

PURCHASE AND REDEMPTION OF SHARES

The Fund offers shares of the Summit Pinnacle Series of Portfolios, without sales charge, only to separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors.

The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

TAXES

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of The Union Central Life Insurance Company for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).
As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.
Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible four percent (4%) excise tax. To avoid the tax, the Fund must distribute during each calendar year, (1) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. These excise tax provisions do not generally apply to a regulated investment company, like the Fund, all of whose shareholders are the segregated asset accounts of life insurance companies funding variable contracts. (For this purpose, any shares of the Fund attributable to an investment in the Fund not exceeding $250, 000 made in connection with the organization of the Fund will not be taken into account.) Accordingly, if this condition regarding the ownership of shares of the Fund is met, the excise tax will be inapplicable to the Fund.
Interests in the Fund will be held by insurance company separate accounts that are subject to the requirements of section 817(h) of the Code and the Treasury Regulations thereunder, which impose certain investment diversification requirements (the "Diversification Rules") with respect to assets held in such separate accounts. These rules apply to the investments made by separate accounts or their subaccounts (such accounts or subaccounts are referred to as "segregated asset accounts") that are used to fund benefits under variable life insurance and annuity contracts. The Fund intends to comply with the Diversification Rules.
The Diversification Rules generally require that on the last day of each quarter of a calendar year (or within 30 days thereafter) no more than 55% of the value of the Fund's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Failure by the Fund to both qualify as a regulated investment company and to satisfy the Diversification Rules would generally cause the variable contracts to lose their favorable tax status and require a contract owner to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable Diversification Rules may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract owners would have incurred if they were treated as receiving the income on the contract for the period during which the Diversification Rules were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by the Fund to qualify as a regulated investment company would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
In connection with the issuance of the Diversification Rules, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner were considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. There is no certainty as to what standards, if any, the Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Fund will not have to change its investment objectives, investment policies, or investment restrictions.
For information concerning the federal income tax consequences to the owners of a variable contract or policy, such owners should consult the prospectuses for their particular contract or policy.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.

           PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

During 2002, 24.5% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 2002, 2001 and 2000 were $232,188, $244,615 and $285,067, respectively.

GENERAL INFORMATION

Capital Stock
The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with twenty-six classes of stock, one for each Portfolio. The authorized capital stock of the Fund consists of 760,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

          Fund                        Authorized Capital Stock
SUMMIT PINNACLE SERIES
Zenith Portfolio                          40,000,000 shares
Bond Portfolio                            30,000,000 shares
Capital Portfolio*                        30,000,000 shares
S&P 500 Index Portfolio                   30,000,000 shares
Micro-Cap Portfolio*                      20,000,000 shares
S&P MidCap 400 Index Portfolio            20,000,000 shares
Balanced Index Portfolio                  20,000,000 shares
Lehman Aggregate Bond Index Portfolio     20,000,000 shares
Russell 2000 Small Cap Index Portfolio    20,000,000 shares
Nasdaq -100 Index Portfolio               20,000,000 shares
EAFE International Index Portfolio        20,000,000 shares

SUMMIT APEX SERIES
Money Market Fund                        150,000,000 shares
S&P 500 Index Fund                        20,000,000 shares
S&P MidCap 400 Index Fund                 20,000,000 shares
Russell 2000 Small Cap Index Fund         20,000,000 shares
Balanced Index Fund                       20,000,000 shares
Nasdaq-100 Index Fund                     20,000,000 shares
Lehman Aggregate Bond Index Fund          20,000,000 shares
Micro-Cap Fund*                           20,000,000 shares
Bond Fund                                 20,000,000 shares
Everest Fund                              20,000,000 shares
Total Social Impact Fund                  20,000,000 shares
Short-term Government Fund                20,000,000 shares
High Yield Bond Fund                      20,000,000 shares
Emerging Markets Bond Fund*               20,000,000 shares
EAFE International Index Fund             20,000,000 shares
Nasdaq-100 Index Fund Class F             20,000,000 shares
Total Social Impact Fund Class F          20,000,000 shares
Everest Fund Class F                      20,000,000 shares

* The Capital Portfolio, Emerging Markets Bond Fund, Micro-Cap
Portfolio and Micro-Cap Fund are no longer offered to shareholders.

The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Portfolio shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of:
(1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the Funds and Portfolios except the Money Market Fund. The effective date of the reverse stock split was February 19, 2002.

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                   INDEPENDENT AUDITORS

The financial statements of the Fund have been audited by Deloitte & Touche LLP, 2 Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, as indicated in their report dated February 7, 2003 which, along with the financial statements and related notes, is included herein.

                        APPENDIX A

        S&P, FRANK RUSSELL, NASDAQ and MSCI DISCLAIMERS

S&P

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Nasdaq

The Product is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI EAFE

The EAFE International Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                  SUMMIT MUTUAL FUNDS, INC.

                       PINNACLE SERIES

                     FINANCIAL STATEMENTS
                 YEAR ENDED DECEMBER 31, 2002





SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002

                                                  S&P 500     S&P MidCap
                        Zenith        Bond         Index      400 Index
                       Portfolio    Portfolio    Portfolio    Portfolio
                       ---------    ---------    ---------    ---------
ASSETS
Investments in
 securities,
 at value
 (cost $45,131,431;
  $34,547,694;
  $55,366,640;
  $25,685,845)       $38,332,229  $35,032,762  $64,470,149  $23,039,122
                     -----------  -----------  -----------  -----------
Cash                       2,039      118,447       19,521        7,400
Receivables:
Shares sold                    2          ---          ---       13,063
Securities sold          218,009          ---        9,286      140,234
Interest and
 dividends               103,111      520,299      102,490       19,258
Variation margin             ---          ---        3,150        9,435
Receivable from
 Adviser                     ---          ---          ---        1,850
Prepaid expenses
 and other                 3,486        1,541        4,924        1,703
                     -----------  -----------  -----------  -----------
                      38,658,876   35,673,049   64,609,520   23,232,065
                     -----------  -----------  -----------  -----------
LIABILITIES
Payables:
Investment
 securities
 purchased               375,752          ---      168,626          ---
Shares redeemed           13,464       65,928       10,945       10,639
Investment
 advisory fees            21,413       14,094       16,731          ---
Administration
 expenses                  3,346          ---        5,577          ---
Custodian and fund
 accounting fees          10,273       11,582       25,949       21,593
Professional fees         12,343       11,639       18,910       12,380
Variation margin             ---          ---          ---          ---
Deferred director's
 compensation                ---      148,198          ---          ---
Directors fees             1,715        1,549        4,857        1,059
Other accrued
 expenses                  2,694        4,622       19,745        6,186
                     -----------  -----------  -----------  -----------
                         441,000      257,612      271,340       51,857
                     -----------  -----------  -----------  -----------
NET ASSETS
Paid-in capital       47,353,383   41,053,459   57,975,126   27,645,639
Undistributed net
 investment income           ---      297,898      544,576       84,660
Accumulated net
 realized gain /
 (loss) on
 investments and
 futures contracts   (2,336,305)   6,420,988)   3,223,719)  (1,879,568)
Net unrealized
 appreciation /
 (depreciation)
 on investments,
 futures contracts,
and foreign currency
 translations        (6,799,202)      485,068    9,042,197  (2,670,523)
                     -----------  -----------  -----------  -----------
                     $38,217,876  $35,415,437  $64,338,180  $23,180,208
                     ===========  ===========  ===========  ===========

Shares authorized
 ($.10) par value     40,000,000   30,000,000   30,000,000   20,000,000

Shares outstanding       640,513      738,853    1,112,727      589,968

Net asset value,
 offering and
 redemption price
 per share                $59.67       $47.93       $57.82       $39.29


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002

                                               Russell 2000     EAFE
                        Balanced   Nasdaq-100   Small Cap   International
                         Index        Index        Index        Index
                       Portfolio    Portfolio    Portfolio    Portfolio
                     -----------  -----------  -----------  -----------
ASSETS
Investments in
 securities,
 at value
 (cost $12,574,513;
 $16,464,998;
 $16,698,245;
 $22,016,489)        $10,642,569   $9,315,753  $13,407,801  $22,050,630
                     -----------  -----------  -----------  -----------
Cash                      52,341      291,812      321,209    1,344,759
Receivables:
Shares sold                    8        3,463        2,634      650,341
Securities sold              785       14,835      139,610          ---
Interest and
 dividends                69,159        1,683       17,553       84,335
Variation margin           1,050          ---        1,040          ---
Receivable
 from Adviser             11,648        8,636       37,233       26,325
Prepaid expenses
 and other                   668          940        1,452          ---
                     -----------  -----------  -----------  -----------
                      10,778,228    9,637,122   13,928,532   24,156,390
                     -----------  -----------  -----------  -----------
LIABILITIES
Payables:
Investment
 securities
 purchased               101,029       14,212          ---    1,871,223
Shares redeemed            8,700        8,439        5,186          ---
Investment
 advisory fees               ---          ---          ---          ---
Administration
 expenses                    ---          ---          ---          ---
Custodian and fund
 accounting fees          13,851       10,564       41,262       34,570
Professional fees         13,204       11,924       13,483        7,975
Variation margin             ---        5,640          ---          ---
Deferred director's
 compensation                ---          ---          ---          ---
Directors fees               583          566          877        1,678
Other accrued
 expenses                  2,467        2,914        5,061        7,392
                     -----------  -----------  -----------  -----------
                         139,834       54,259       65,869    1,922,838
                     -----------  -----------  -----------  -----------
NET ASSETS
Paid-in capital       13,160,094   23,643,380   18,165,013   21,798,916
Undistributed net
 investment income        47,456         ----      101,642       87,181
Accumulated net
 realized gain /
 (loss) on
investments and
 futures contracts     (616,774)  (6,864,002)  (1,072,233)      313,314
Net unrealized
 appreciation /
 (depreciation)
 on investments,
 futures contracts,
 and foreign currency
 translations        (1,952,382)  (7,196,515)  (3,331,759)       34,141
                     -----------  -----------  -----------  -----------
                     $10,638,394   $9,582,863  $13,862,663  $22,233,552
                     ===========  ===========  ===========  ===========
Shares authorized
 ($.10) par value     20,000,000   20,000,000   20,000,000   20,000,000

Shares outstanding       283,719      687,396      369,513      448,355

Net asset value,
 offering and
 redemption price
 per share                $37.50       $13.94       $37.52        $49.59


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF OPERATIONS
For the period ended December 31, 2002

                                                  S&P 500
S&P MidCap
                       Zenith         Bond         Index
400 Index
                      Portfolio     Portfolio    Portfolio
Portfolio
                     ------------  -----------  ------------  --
---------
INVESTMENT INCOME
Interest                $  30,081  $ 2,121,177     $  32,433
$  23,821
Dividends (net of
foreign withholding
 taxes of $0;
 $0; $3,165; $0)        1,130,781          ---     1,206,680
242,269
Other income                1,283        2,127         6,502
617
                     ------------  -----------  ------------  --
---------
                        1,162,145    2,123,304     1,245,615
266,707
                     ------------  -----------  ------------  --
---------
EXPENSES
Investmen
 advisory fees            304,321      150,707       232,632
70,777
Administration
 expenses                  47,550       26,959        77,544
23,593
Custodian fees
 and expenses              14,963       11,882        46,149
26,686
Fund accounting fees       31,158       45,038        35,326
37,230
Professional fees          13,806       12,846        21,522
13,623
Directors' fees             9,191        6,754        16,826
4,715
Transfer agent fees         6,993        7,111         6,942
3,982
Other                      13,345       10,547        39,118
10,424
                     ------------  -----------  ------------  --
---------
                          441,327      271,844       476,059
191,030
Expense reimbursement
 and waivers                  ---     (26,959)      (33,979)
(49,462)
                     ------------  -----------  ------------  --
---------
                          441,327      244,885       442,080
141,568
                     ------------  -----------  ------------  --
---------
NET INVESTMENT
 INCOME / (LOSS)          720,818    1,878,419       803,535
125,139
                     ------------  -----------  ------------  --
---------

REALIZED AND
 UNREALIZED
 GAIN / (LOSS)
Net realized
 gain/(loss) on
 investments
 and options            (818,365)  (1,174,217)   (2,388,983)
(879,043)
Net realized
 gain/(loss)
 on futures
  contracts                   ---          ---     (464,298)
(106,762)
                     ------------  -----------  ------------  --
---------
                        (818,365)  (1,174,217)   (2,853,281)
(985,805)

Net change in
 unrealized
 appreciation/
 (depreciation)
 on investments,
 futures
 contracts, and
 foreign currency
 translations        (12,680,045)    1,087,609  (18,572,961)
(3,831,104)
                     ------------  -----------  ------------  --
---------
NET REALIZED AND
 UNREALIZED
 GAIN/(LOSS)         (13,498,410)     (86,608)  (21,426,242)
(4,816,909)
                     ------------  -----------  ------------  --
---------
NET INCREASE/
 (DECREASE) IN NET
ASSETS FROM
 OPERATIONS          $(12,777,592) $ 1,791,811  $(20,622,707)
$(4,691,770)
                     ------------  -----------  ------------  --
---------

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF OPERATIONS
For the period ended December 31, 2002

                                               Russell 2000
EAFE
                      Balanced     Nasdaq-100   Small Cap
International
                       Index         Index        Index
Index
                      Portfolio     Portfolio    Portfolio
Portfolio
                     ------------  -----------  ------------  --
---------
INVESTMENT INCOME
Interest               $  289,287    $  13,896     $  32,678
$  ---
Dividends (net of
 foreign withholding
 taxes of $257; $18;
 $2; $6,056)              104,274        8,825       197,538
110,673
Other income                    0        1,739         1,223
1,807
                     ------------  -----------  ------------  --
---------
                          394,151       24,460       231,439
112,480
                     ------------  -----------  ------------  --
---------
EXPENSES
Investment
 advisory fees             35,015       38,925        57,861
21,796
Administration
 expenses                  11,672       11,121        16,532
3,892
Custodian fees
 and expenses              11,120       11,320        46,762
24,500
Fund accounting
 fees                      39,420       31,938        68,370
10,070
Professional fees          13,554       12,064        14,114
7,975
Directors' fees             2,290        2,366         3,279
1,678
Transfer
 agent fees                 2,966        7,183         2,960
1,348
Other                      11,767        8,313        10,643
6,055
                     ------------  -----------  ------------  --
---------
                          127,804      123,230       220,521
77,314
Expense
 reimbursements
 and waivers             (58,023)     (51,168)      (95,987)
(52,015)

                     ------------  -----------  ------------  --
---------
                           69,781       72,062       124,534
25,299
                     ------------  -----------  ------------  --
---------
NET INVESTMENT
 INCOME / (LOSS)          324,370     (47,602)       106,905
87,181
                     ------------  -----------  ------------  --
---------

REALIZED AND
 UNREALIZED
 GAIN/(LOSS)
Net realized
 gain/(loss) on
 investments
 and options    (424,136)    (3,592,765)    (1,043,169)
313,314
Net realized
 gain/(loss)
 on futures
 contracts               (21,573)    (658,742)        97,898
---
                     ------------  -----------  ------------  --
---------
                        (445,709)  (4,251,507)     (945,271)
313,314

Net change in
 unrealized
 appreciation/
(depreciation)
 on investments,
 futures
 contracts, and
 foreign currency
 translations         (1,339,408)  (1,612,997)   (2,695,177)
34,141
                     ------------  -----------  ------------  --
---------

NET REALIZED AND
 UNREALIZED
 GAIN/(LOSS)          (1,785,117)  (5,864,504)   (3,640,448)
347,455
                     ------------  -----------  ------------  --
---------
NET INCREASE/
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS          $(1,460,747)  $(5,912,106) $(3,533,543)  $
434,636
                     ============  ===========  ============
===========


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                   Zenith Portfolio

                                      Year Ended
                                      December 31,
                                    2002         2001
                                -----------   -----------
OPERATIONS
Net investment income/(loss)       $720,818      $910,335
Net realized gain/(loss) on
 investments and futures           (818,365)    3,354,359
Net change on unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and foreign
 currency translations          (12,680,045)    1,254,870
                                -----------   -----------
                                (12,777,592)    5,519,564
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income              (907,305)     (858,337)
Return of capital                (2,544,857)          ---
Net realized gain                       ---           ---
                                -----------   -----------
                                 (3,452,162)     (858,337)
                                -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold         3,515,446    3,691,929
Reinvestment of distribution      3,452,162      858,337
Payments for shares redeemed     (7,081,517)   (5,134,845)
                                -----------   -----------
                                   (113,909)     (584,579)
                                -----------   -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                  (16,343,663)    4,076,648

NET ASSETS
Beginning of year                54,561,539    50,484,891
                                -----------   -----------
End of year                     $38,217,876   $54,561,539
                                ===========   ===========
UNDISTRIBUTED NET INVESTMENT
INCOME                                 $---      $184,165
                                ===========   ===========
FUND SHARE TRANSACTIONS (Note 1)
Sold                                 47,130       232,294
Reinvestment of distribution         43,549        53,468
Redeemed                           (109,532)     (327,773)
                                -----------   -----------
Net increase/(decrease) from
 fund share transactions            (18,853)      (42,011)
                                ===========   ===========

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                     Bond Portfolio

                                       Year Ended
                                      December 31,
                                    2002         2001
                                -----------   -----------
OPERATIONS
Net investment income/(loss)     $1,878,419    $1,653,238
Net realized gain/(loss)
 on investments and futures      (1,174,217)     (107,810)
Net change on unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and foreign
 currency translations            1,087,609        59,410
                                -----------   -----------
                                  1,791,811     1,604,838
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income            (1,934,326)   (1,163,914)
Return of capital                       ---           ---
Net realized gain                       ---           ---
                                -----------   -----------
                                 (1,934,326)   (1,163,914)
                                -----------   -----------

FUND SHARE TRANSACTIONS
Proceeds from shares sold        10,893,733     7,533,635
Reinvestment of distribution      1,934,302     1,163,914
Payments for shares redeemed     (6,416,712)   (2,793,638)
                                -----------   -----------
                                  6,411,323     5,903,911
                                -----------   -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                    6,268,808     6,344,835

NET ASSETS
Beginning of year                29,146,629    22,801,794
                                -----------   -----------
End of year                     $35,415,437   $29,146,629
                                ===========   ===========
UNDISTRIBUTED NET INVESTMENT
INCOME                             $297,898      $353,239
                                ===========   ===========
FUND SHARE TRANSACTIONS (Note 1)
Sold                                227,441       782,272
Reinvestment of distribution         40,827       123,807
Redeemed                           (134,557)     (290,398)
                                -----------   -----------
Net increase/(decrease) from
 fund share transactions            133,711       615,681
                                ===========   ===========


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                S&P 500  Index Portfolio

                                      Year Ended
                                      December 31,
                                    2002         2001
                                -----------   -----------
OPERATIONS
Net investment income/(loss)       $803,535      $893,396
Net realized gain/(loss)
 on investments and futures      (2,853,281)      (51,637)
Net change on unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and foreign
 currency translations          (18,572,961)  (15,273,342)
                                -----------   -----------
                                (20,622,707)  (14,431,583)
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income              (474,970)     (677,385)
Return of capital                       ---           ---
Net realized gain                  (131,130)  (17,722,841)
                                -----------   -----------
                                   (606,100)  (18,400,226)
                                -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold         5,556,938     7,933,424
Reinvestment of distribution        606,100    18,400,226
Payments for shares redeemed    (13,234,591)  (14,966,224)
                                -----------   -----------
                                (7,071,553)    11,367,426
                                -----------   -----------

NET INCREASE/(DECREASE)
 IN NET ASSETS                  (28,300,360)  (21,464,383)

NET ASSETS
Beginning of year                92,638,540   114,102,923
                                -----------   -----------
End of year                     $64,338,180   $92,638,540
                                ===========   ===========
UNDISTRIBUTED NET INVESTMENT
INCOME                             $700,234      $216,011
                                ===========   ===========
FUND SHARE TRANSACTIONS (Note 1)
Sold    84,204    487,403
Reinvestment of distribution          8,222     1,112,291
Redeemed                           (212,256)     (979,490)
                                -----------   -----------
  Net increase/(decrease) from
 fund share transactions           (119,830)      620,204
                                ===========   ===========


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                    S&P MidCap 400
                                    Index Portfolio

                                      Year Ended
                                      December 31,
                                    2002         2001
                                -----------   -----------
OPERATIONS
Net investment income/(loss)       $125,139      $119,275
Net realized gain/(loss)
 on investments and futures        (985,805)      188,413
Net change on unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and foreign
 currency translations           (3,831,104)     (569,441)
                                -----------   -----------
                                 (4,691,770)     (261,753)
                                -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income              (107,543)      (69,655)
Return of capital                       ---           ---
Net realized gain                   (78,555)   (3,370,956)
                                -----------   -----------
                                   (186,098)   (3,440,611)
                                -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold        17,798,629    11,798,875
Reinvestment of distribution        186,098     3,440,611
Payments for shares redeemed    (10,514,264)   (6,003,933)
                                -----------   -----------
                                  7,470,463     9,235,553
                                -----------   -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                    2,592,595     5,533,189

NET ASSETS
Beginning of year                20,587,613    15,054,424
                                -----------   -----------
End of year                     $23,180,208   $20,587,613
                                ===========   ===========
UNDISTRIBUTED NET INVESTMENT
INCOME                              $84,660       $67,064
                                ===========   ===========
FUND SHARE TRANSACTIONS (Note 1)
Sold                                391,814     1,266,036
Reinvestment of distribution          4,246       366,908
Redeemed                           (247,116)     (691,394)
                                -----------   -----------
Net increase/(decrease) from
 fund share transactions            148,944       941,550
                                ===========   ===========



SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                 Balanced Index Portfolio

                                      Year Ended
                                      December 31,
                                    2002         2001
                                -----------   -----------
OPERATIONS
Net investment income/(loss)       $324,370      $329,371
Net realized gain/(loss)
 on investments and futures        (445,709)     (109,287)
Net change on unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and foreign
 currency translations           (1,339,408)     (848,757)
                                -----------   -----------
                                 (1,460,747)     (628,673)
                                -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income              (426,657)     (179,628)
Return of capital                       ---           ---
Net realized gain                       ---      (450,055)
                                -----------   -----------
                                   (426,657)     (629,683)
                                -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold         1,088,368     1,065,440
Reinvestment of distribution        426,657       629,683
Payments for shares redeemed     (1,993,364)   (1,766,980)
                                -----------   -----------
                                   (478,339)      (71,857)
                                -----------   -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                   (2,365,743)   (1,330,213)

NET ASSETS
Beginning of year                13,004,137    14,334,350
                                -----------   -----------
End of year                     $10,638,394   $13,004,137
                                ===========   ===========
UNDISTRIBUTED NET INVESTMENT
INCOME                              $47,456      $149,743
                                ===========   ===========
FUND SHARE TRANSACTIONS (Note 1)
Sold                                 26,671       118,741
Reinvestment of distribution         10,727        69,273
Redeemed                            (50,078)     (197,029)
                                -----------   -----------
Net increase/(decrease) from
 fund share transactions            (12,680)       (9,015)
                                ===========   ===========


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                               Nasdaq-100  Index Portfolio

                                      Year Ended
                                      December 31,
                                    2002         2001
                                -----------   -----------
OPERATIONS
Net investment income/(loss)       $(47,602)     $(22,280)
Net realized gain/(loss)
 on investments
and futures                      (4,251,507)   (1,876,982)
Net change on unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and foreign
 currency translations           (1,612,997)   (2,091,163)
                                -----------   -----------
                                 (5,912,106)   (3,990,425)
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                   ---           ---
Return of capital                       ---           ---
Net realized gain                       ---           ---
                                -----------   -----------
                                        ---           ---
                                -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold        11,665,414    13,286,562
Reinvestment of distribution            ---           ---
Payments for shares redeemed    (10,730,045)   (3,313,614)
                                -----------   -----------
                                    935,369     9,972,948
                                -----------   -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                   (4,976,737)    5,982,523

NET ASSETS
Beginning of year                14,559,600     8,577,077
                                -----------   -----------
End of year                      $9,582,863   $14,559,600
                                ===========   ===========

UNDISTRIBUTED NET INVESTMENT
INCOME                                 $---          $---
                                ===========   ===========
FUND SHARE TRANSACTIONS (Note 1)
Sold                                709,684     2,721,224
Reinvestment of distribution            ---           ---
Redeemed                           (675,831)     (739,710)
                                -----------   -----------
Net increase/(decrease) from
 fund share transactions             33,853     1,981,514
                                ===========   ===========



SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                    Russell 2000 Small
                                   Cap Index Portfolio

                                      Year Ended
                                      December 31,
                                    2002         2001
                                -----------   -----------
OPERATIONS
Net investment income/(loss)       $106,905      $154,124
Net realized gain/(loss)
 on investments and futures        (945,271)      167,702
Net change on unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and foreign
 currency translations           (2,695,177)       75,625
                                -----------   -----------
                                 (3,533,543)      397,451
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income               (37,807)     (163,646)
Return of capital                       ---           ---
Net realized gain                  (194,517)     (723,064)
                                -----------   -----------
                                   (232,324)     (886,710)
                                -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold        11,318,388     8,832,000
Reinvestment of distribution        232,324       886,710
Payments for shares redeemed    (15,425,239)   (3,831,888)
                                -----------   -----------
                                 (3,874,527)    5,886,822
                                -----------   -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                   (7,640,394)    5,397,563

NET ASSETS
Beginning of year                21,503,057    16,105,494
                                -----------   -----------
End of year                     $13,862,663   $21,503,057
                                ===========   ===========
UNDISTRIBUTED NET INVESTMENT
INCOME                             $101,642       $32,544
                                ===========   ===========
FUND SHARE TRANSACTIONS (Note 1)
Sold                                261,165       947,552
Reinvestment of distribution          5,023        92,299
Redeemed                           (343,659)     (416,723)
                                -----------   -----------
 Net increase/(decrease) from
 fund share transactions            (77,471)      623,128
                                ===========   ===========


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                           EAFE
                                      International
                                     Index Portfolio

                                      Period From
                                   November 12, 2002
                                  to December 31, 2002
                                  --------------------
OPERATIONS
Net investment income/(loss)               $87,181
Net realized gain/(loss)
 on investments and futures                313,314
Net change on unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and foreign
 currency translations                      34,141
                                       -----------
                                           434,636
                                       -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                          ---
Return of capital                              ---
Net realized gain                              ---
                                       -----------
                                               ---
                                       -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold               39,392,251
Reinvestment of distribution                  ----
Payments for shares redeemed           (17,593,335)
                                       -----------
                                        21,798,916
                                       -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                          22,233,552

NET ASSETS
Beginning of year                             ----
                                       -----------
End of year                            $22,233,552
                                       ===========
UNDISTRIBUTED NET INVESTMENT
INCOME                                     $87,181
                                       ===========
FUND SHARE TRANSACTIONS (Note 1)
Sold                                       787,893
Reinvestment of distribution                   ---
Redeemed                                  (339,538)

Net increase/(decrease) from
 fund share transactions                   448,355
                                       ===========


SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS
ZENITH PORTFOLIO
DECEMBER 31, 2002

                                           SHARES         VALUE
                                           --------------------
COMMON STOCKS - 95.18%
CONSUMER DISCRETIONARY - 17.84%
*Abercrombie & Fitch Co.                    48,100     $984,126
*AOL Time Warner Inc.                       75,900      994,290
*Comcast Corporation                        22,036      511,647
 Delta Air Lines                            48,200      583,220
 Federal Express                            10,600      574,732
 Knight-Ridder Inc.                         14,300      904,475
 McDonald's Corp.                           50,400      810,432
 Sears, Roebuck & Co.                       28,900      692,155
 Target Corp.                               23,000      762,000
                                                     ----------
                                                      6,817,077
                                                     ----------
CONSUMER STAPLES - 2.11%
 Philip Morris                              19,900      806,547
                                                     ----------
ENERGY - 10.47%
 Anadarko Petroleum                         18,900      905,310
 ChevronTexaco Corp.                        15,219    1,011,759
 ConocoPhillips                             20,671    1,000,270
 Marathon Oil Corp.                         50,900    1,083,661
                                                     ----------
                                                      4,001,000
                                                     ----------
FINANCIALS - 25.57%
 American Express                           21,800      770,630
 Banc One Corp                              10,400      380,120
 Citigroup Inc.                             30,000    1,055,700
 A.G. Edwards                               27,600      909,696
 Fleet Boston Financial Group               41,552    1,009,714
 J.P. Morgan Chase & Co.                    39,850      956,400
 KeyCorp                                    35,100      882,414
 Lincoln National                           30,400      960,032
 Merrill Lynch                              19,000      721,050
 Raymond James Financial Corp               19,300      570,894
 St. Paul Cos.                              28,700      977,235
 XL Capital                                  7,500      579,375
                                                     ----------
                                                      9,773,260
                                                     ----------
HEALTH CARE - 7.42%
 Beckman Coulter Inc.                       28,100      829,512
 Bristol-Myers Squibb                       58,800    1,361,220
 Merck & Co.                                11,400      645,354
                                                     ----------
                                                      2,836,086
                                                     ----------
INDUSTRIALS - 6.23%
 Caterpillar Inc.                           17,100      781,812
 General Electric                           35,200      857,120
*SPX Corp.                                  19,800      741,510
                                                     ----------
                                                      2,380,442
                                                     ----------
INFORMATION TECHNOLOGY - 5.52%
 International Business Machines             9,300      720,750
 Motorola Inc.                              71,500      618,475
*NCR Corp.                                  32,600      773,924
                                                     ----------
                                                      2,113,149
                                                     ----------
MATERIALS - 8.89%
 Alcoa Inc                                  39,900      908,922
 Dow Chemical                               44,500    1,321,650
 Du Pont (E.I.)                             27,500    1,166,000
                                                     ----------
                                                      3,396,572
                                                     ----------
TELECOMMUNICATION SERVICES - 6.54%
*AT&T Corp.                                 17,340      452,747
*AT&T Wireless Services                     65,100      367,815
 Cox Communications Inc                     31,500      894,600
 Verizon Communications                     20,200      782,750
                                                     ----------
                                                      2,497,912
                                                     ----------
UTILITIES - 4.59%
 Ameren Corporation                         24,100    1,001,836
 Great Plains Energy Inc.                   32,900      752,752
                                                     ----------
                                                      1,754,588
                                                     ----------
    Total Common Stocks
      (cost $43,175,835)                             36,376,633
                                                     ----------
                                           PRINCIPAL     VALUE
                                           --------------------
SHORT-TERM INVESTMENTS - 5.12%
NORTHERN TRUST
 DIVERSIFIED ASSETS PORTFOLIO - 5.12%   $1,955,596  $ 1,955,596
                                                    -----------
Total Short-Term Investments
    (cost $2,025,524)                                 1,955,596
                                                    -----------
TOTAL INVESTMENTS - 100.30%
    (cost $45,131,431)(1)                            38,332,229
                                                    -----------
OTHER ASSETS AND LIABILITIES - (.30%)                  (114,353)
                                                    -----------
TOTAL NET ASSETS - 100.00%                          $38,217,876
                                                    ===========

*Non-income producing

(1) For federal income tax purposes, cost is $45,370,108 and gross unrealized appreciation and depreciation of securities as of December 31, 2002 was $1,027,742 and ($8,065,621), respectively.


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS
BOND PORTFOLIO
DECEMBER 31, 2002

                                          PRINCIPAL      VALUE
                                          ----------------------
U.S. TREASURY OBLIGATIONS - 30.23%
U.S. TREASURY NOTES & BONDS - 30.23%
5.875% due 11/15/05                      $2,500,000  $ 2,772,265
5.500% due 05/15/09                       1,240,000    1,406,867
6.000% due 08/15/09                       3,600,000    4,185,562
5.000% due 02/15/11                         740,000      813,075
4.875% due 02/15/12                         500,000      542,949
4.375% due 08/15/12                         750,000      783,955
4.000% due 11/15/12                         200,000      202,828
                                                     -----------

Total U.S. Treasury Obligations
        (cost $9,905,094)                             10,707,501
                                                     -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS - 3.17%
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 3.17%
5.750% due 03/15/09                       1,000,000    1,122,922
                                                     -----------
Total U.S Government Agency Obligations
          (cost $1,106,002)                            1,122,922
                                                     -----------
MORTGAGE-BACKED SECURITIES - 10.51%
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 8.98%
5.500% due 05/01/12                         541,826      570,286
6.000% due 06/01/16                         832,441      871,411
4.500% due 03/01/17                       1,159,687    1,172,206
6.500% due 02/01/29                         541,916      565,153
                                                     -----------
                                                       3,179,056
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 1.53%
6.500% due 10/15/28                         515,443      541,827
                                                     -----------
Total Mortgage-Backed Securities
          (cost $3,505,180)                            3,720,883
                                                     -----------
COLLATERALIZED MORTGAGE
 OBLIGATIONS - 9.24%

PRIVATE SECTOR - 9.24%
ABN Amro Mortgage Corp.
      (6.600% due 09/25/16)                 303,657      315,156
CMC2 1993 E 1 E 1CP
      (0.000% due 12/25/08)                  17,526       16,572
CMSI 2001-14 B2
     (6.613% due 09/25/31)                  170,888      175,904
BOAMS 01-4 2B2
     (6.750% due 04/20/31)                  513,569      540,152
BOAMS 2002-4 1A4
     (6.500% due 04/25/32)                  147,869      151,773
BOAMS 2002-6 2B1
     (6.000% due 07/25/32)                  122,458      127,183
BOAMS 2002-7 2B3
     (6.000% due 08/25/32)                  133,690      135,969
BOAMS 2002-8 2b1
     (5.750% due 09/25/17)                  210,085      221,015
ICIFC 1997-2 B1
     (8.000% due 07/25/28)                  297,269      300,218
NMFC 1998-4 B3
     (6.250% due 10/25/28)                  314,006      325,009
RALI 2001-QS15 M3
     (6.750% due 09/25/31)                  191,242      197,080
RALI 2002-QS16 M2
     (5.750% due 10/25/17)                   99,107      103,200
RALI 2002-QS16 M3
     (5.750% due 10/25/17)                   99,107      100,092
RFMSI 2000-S7 M3
     (8.000% due 06/25/30)                  238,684      238,081
WAMMS 2001-MS14 5A9
     (6.500% due 12/25/31)                  309,000      325,421
                                                     -----------
Total Collateralized Mortgage Obligations
          (cost $3,112,704)                            3,272,825
                                                     -----------
ASSET-BACKED SECURITIES - 2.38%
COMMERCIAL MORTGAGE-BACKED
SECURITIES - 1.92%
Chase Commercial Mortgage Sec.
     (6.600% due 12/19/07)                  627,885      679,844
                                                     -----------
MANUFACTURED HOUSING - .46%
Greentree 1999-5 M1
     (8.050% due 04/01/31)                  500,000      164,405
                                                     -----------
     Total Asset-Backed Securities
          (cost $1,111,988)                              844,249
                                                     -----------
CORPORATE BONDS AND NOTES - 42.32%
AIR TRANSPORTATION - 2.26%
American Airlines
     (9.710% due 01/02/07)                  294,633      191,249
America West Airlines
     (7.100% due 04/02/21)                  231,968      239,433
Continental Airlines
     (7.820% due 10/15/13)                  179,400     126,502
Jet Equipment (2)
     (7.630% due 08/15/12)                  201,406       91,535
NWA Trust No. 2 Class B
     (10.230% due 06/21/14)                 183,877      152,945
                                                     -----------
                                                         801,664
                                                     -----------
BANK, BANK HOLDING COMPANIES,
& OTHER BANK SERVICES - 4.50%
Ahmanson Capital Trust (2)
     (8.360% due 12/01/26)                  361,000      395,743
BankAmerica Corp.
     (7.125% due 03/01/09)                  240,000      278,571
Bank of Hawaii
     (6.875% due 03/01/09)                  250,000      271,862
Household Finance Corp.
     (5.875% due 02/01/09)                  361,000      370,533
Svenska Handelsbanken (2)
     (7.125% due 03/07/07)                  250,000      278,356
                                                     -----------
                                                       1,595,065
                                                     -----------
CONSUMER CYCLICAL - 5.82%
Abitibi Consolidates
     (6.950% due 04/01/08)                  250,000      258,717
DaimlerChrysler AG
     (7.300% due 01/15/12)                  250,000      280,537
DR Horton
     (10.500% due 04/01/05)                 100,000      105,500
GATX Capital Corp.
     (8.875% due 06/01/09)                  250,000      234,905
GMAC
     (5.850% due 1/14/09)                   250,000      240,198
Hertz Corp.
     (7.625% due 06/01/12)                  250,000      238,634
International Wire Group Inc.
     (11.750% due 06/01/05)                  60,000       36,300
MDC Holdings
     (7.000% due 12/01/12)                  250,000      241,250
Park-Ohio Industries
     (9.250% due 12/01/07)                   62,000       40,300
Tech Olympic USA Inc. (2)
     (9.000% due 07/01/10)                  125,000      121,250
Visteon Corp.
     (8.250% due 08/01/10)                  250,000      265,263
                                                     -----------
                                                       2,062,854
                                                     -----------
CONSUMER NON-DURABLE - 4.93%
Allied Waste
     (10.000% due 08/01/09)                 125,000      124,063
Amerigas Partner(2)
     (8.875% due 05/20/11)                   63,000       65,520
CSK Auto Inc.
     (12.000% due 06/15/06)                 125,000      133,750
Del Monte Corp(2)
     (8.625% due 12/15/12)                  125,000      127,500
Dial Corp.
     (7.000% due 08/15/06)                  250,000      275,813
Dimon Inc.
     (9.625% due 10/15/11)                  125,000      132,188
Hexcel Corp.
     (9.750% due 01/15/09)                  125,000      105,625
Levi Strauss(2)
     (12.250% due 12/15/12)                  62,000       60,760
Mail-Well Inc.
     (9.625% due 03/15/12)                   62,000       55,180
RH Donnelley Finance Corp.(2)
     (8.875% due 12/15/10)                   63,000       67,410
RH Donnelley Finance Corp.(2)
     (10.875% due 12/15/12)                  63,000       68,670
Syratech Corp
     (11.000% due 04/15/07)                 125,000       65,000
Thomson Corp.
     (6.200% due 01/05/12)                  200,000      218,340
World Color Press Inc. Sr. Nts.
     (7.750% due 02/15/09)                  240,000      247,926
                                                     -----------
                                                       1,747,745
                                                     -----------
ELECTRIC - 2.50%
Calpine Corp.
     (8.625% due 08/15/10)                  500,000      212,500
Nisource Finance
     (7.875% due 11/15/10)                  250,000      274,757
PSEG Power
     (7.750% due 04/15/11)                  375,000      397,788
                                                     -----------
                                                         885,045
                                                     -----------
ENERGY - 5.33%
Devon Financing Corp.
     (6.875% due 09/30/11)                  420,000      467,820
Louis Dreyfus Nts.
     (6.875% due 12/01/07)                  361,000      403,979
Mirant Americas
     (7.625% due 05/01/06)                  250,000      131,250
Pemex Master Trust
     (8.500% due 02/15/08)                  250,000      278,750
Tampa Electric
     (6.875% due 06/15/12)                  240,000      263,485
Trico Marine Services
     (8.875% due 05/15/12)                   97,000       89,725
Western Oil Sands Inc.
     (8.375% due 05/01/12)                  250,000      248,750
                                                     -----------
                                                       1,883,759
                                                     -----------
ENTERTAINMENT & LEISURE - 1.29%
MGM Mirage
     (8.375% due 02/01/11)                  125,000      134,688
Royal Caribbean
     (7.000% due 10/15/07)                  361,000      321,290
                                                     -----------
   455,978
                                                     -----------
HEALTH CARE - .39%
Triad Hospitals Holdings
     (11.000% due 05/15/09)                 125,000      138,125
                                                     -----------

INSURANCE - 2.89%
Fairfax Financial Holdings
     (7.375% due 03/15/06)                  240,000      198,306
Fairfax Financial Holdings
     (6.875% due 04/15/08)                  105,000       77,289
Farmers Insurance Exchange(2)
     (8.500% due 08/01/04)                  240,000      237,917
Prudential Insurance Surplus Nts.(2)
     (8.100% due 07/15/15)                  240,000      271,540
USF&G Capital
     (8.470% due 01/10/27)                  240,000      239,555
                                                     -----------
                                                       1,024,607
                                                     -----------
MEDIA & CABLE - .73%
Continental Cablevision
     (8.300% due 05/15/06)                  240,000      259,989
                                                     -----------

MEDIA CONGLOMERATE - 1.85%
News American Holdings Nts.
     (6.625% due 01/09/08)                  361,000      386,913
Viacom Inc. Sr. Nts.
     (7.750% due 06/01/05)                  240,000      268,885
                                                     -----------
                                                         655,798
                                                     -----------
METALS & MINING - .37%
Falconbridge Ltd.
     (7.350% due 06/05/12)                  125,000      129,484
                                                     -----------

REAL ESTATE - 3.76%
Camden Property Trust
     (7.625% due 02/15/11)                  250,000      282,523
Colonial Properties Sr. Nts.
     (8.050% due 07/15/06)                  361,000      405,894
Healthcare Properties Nts.
     (6.875% due 06/08/05)                  361,000      378,575
Health Care Reit
     (7.500% due 08/15/07)                  250,000      263,871
                                                     -----------
                                                       1,330,863
                                                     -----------
TECHNOLOGY - .72%
Raytheon Co.
     (5.500% due 11/15/12)                  250,000      253,591
                                                     -----------
TELECOMMUNICATIONS - 4.98%
360 Communications Sr. Nts.
     (7.500% due 03/01/06)                  361,000      403,550
AT&T Wireless Services
     (7.875% due 03/01/11)                  125,000      125,625
Citizens Communications
     (7.625% due 08/15/08)                  250,000      276,790
GTE North Inc.
     (6.900% due 11/01/08)                  320,000      363,440
Nextel Communications
     (9.375% due 11/15/09                   125,000      113,125
Qwest Corp(2)
     (8.875% due 03/15/12)                  125,000      121,250
Sprint Capital Corp.
     (6.000% due 01/15/07)                  250,000      236,250
Talton Holdings Inc. Sr. Nts.
     (11.000% due 06/30/07)                 125,000       50,000
WorldCom Inc.
     (7.500% due 05/15/11)                  300,000       70,500
                                                     -----------
                                                       1,760,530
                                                     -----------
     Total Corporate Bonds & Notes
          (cost $15,427,441)                          14,985,097
                                                     -----------
SHORT-TERM INVESTMENTS - 1.07%
NORTHERN TRUST
 DIVERSIFIED ASSET PORTFOLIO - 1.07%       $379,285     $379,285
                                                     -----------
     Total Short-Term Investments
          (cost $474,800)                                379,285
                                                     -----------
TOTAL INVESTMENTS - 98.92%
(cost $34,547,694)(1)                                 35,032,762
                                                     -----------
OTHER ASSETS AND LIABILITIES - 1.08%                     382,675
                                                     -----------
TOTAL NET ASSETS - 100.00%                           $35,415,437
                                                     ===========

(1) For federal income tax purposes, cost is $34,569,766 and gross unrealized appreciation and depreciation of securities as of December 31, 2002 was $1,978,002 and ($1,515,006), respectively.

(2) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS
S&P 500 INDEX PORTFOLIO
DECEMBER 31, 2002

                                           SHARES         VALUE
                                           --------------------
COMMON STOCKS - 96.43%
CONSUMER DISCRETIONARY - 12.70%
 American Greetings                            495       $7,821
*AOL Time Warner Inc.                       33,784      442,570
*AutoZone Inc.                                 773       54,612
*Bed Bath & Beyond Inc.                      2,078       71,753
*Best Buy Co., Inc.                          2,457       59,337
*Big Lots, Inc.                                888       11,748
 Black & Decker Corp.                          615       26,377
 Brunswick Corp.                               697       13,842
 Carnival Corp.                              4,760      118,762
 Centex Corp.                                  469       23,544
 Circuit City Group                          1,611       11,954
*Comcast Corporation                        17,862      421,007
 Cooper Tire & Rubber                          569        8,728
*Costco Wholesale Corporation                3,433       96,330
 Dana Corp.                                  1,151       13,536
 Darden Restaurants                          1,313       26,851
 Delphi Corporation                          4,331       34,865
 Dillard Inc.                                  637       10,103
 Dollar General                              2,579       30,819
 Dow Jones & Co.                               627       27,105
 Eastman Kodak                               2,318       81,223
*eBay Inc.                                   2,378      161,276
 Family Dollar Stores                        1,231       38,420
*Federated Department Stores                 1,503       43,226
 Ford Motor                                 13,842      128,731
 Fortune Brands, Inc.                        1,207       56,138
 Gannett Co.                                 2,052      147,334
 Gap (The)                                   6,677      103,627
 General Motors                              4,245      156,471
 Genuine Parts                               1,335       41,118
 Goodyear Tire & Rubber                      1,388        9,452
 Harley-Davidson                             2,296      106,075
*Harrah's Entertainment                        836       33,106
 Hasbro Inc.                                 1,360       15,708
 Hilton Hotels                               2,817       35,804
 Home Depot                                 18,442      441,870
*International Game Technology                 659       50,031
 Interpublic Group                           2,887       40,649
 Johnson Controls                              668       53,554
*Jones Apparel Group                           974       34,519
 KB Home                                       366       15,683
 Knight-Ridder Inc.                            634       40,101
*Kohl's Corp.                                2,700      151,065
 Leggett & Platt                             1,508       33,840
 Limited Brands, Inc.                        3,947       54,982
 Liz Claiborne, Inc.                           791       23,453
 Lowe's Cos.                                 5,979      224,213
 Marriott International                      1,788       58,772
 Mattel, Inc.                                3,406       65,225
 May Department Stores                       2,220       51,016
 Maytag Corp.                                  601       17,129
 McDonald's Corp.                            9,986      160,575
 McGraw-Hill                                 1,468       88,726
 Meredith Corp.                                378       15,540
 New York Times                              1,148       52,498
 Newell Rubbermaid Co.                       2,071       62,813
 NIKE Inc.                                   1,912       85,027
 Nordstrom                                   1,008       19,122
*Office Depot                                2,389       35,262
 Omnicom Group                               1,473       95,156
 Penney (J.C.)                               2,059       47,378
 Pulte Homes, Inc.                             458       21,924
 RadioShack Corp                             1,329       24,905
*Reebok International                          430       12,642
 Sears, Roebuck & Co.                        2,473       59,228
 Sherwin-Williams                            1,140       32,205
 Snap-On Inc.                                  445       12,509
 Stanley Works                                 670       23,169
*Staples, Inc.                               3,503       64,105
*Starbucks Corporation                       3,085       62,872
 Starwood Hotels & Resorts                   1,486       35,278
 Target Corp.                                6,938      208,140
 Tiffany & Co.                               1,101       26,325
 TJX Companies Inc.                          3,987       77,826
*TMP Worldwide Inc.                            890       10,066
*Toys R Us, Inc.                             1,673       16,730
 Tribune Co.                                 2,327      105,785
 Tupperware Corp.                              508        7,661
*Univision Communications                    1,773       43,439
 V.F. Corp.                                    824       29,705
*Viacom Inc.                                13,507      550,545
 Visteon Corp.                               1,010        7,030
 Wal-Mart Stores                            33,498    1,691,979
 Walt Disney Co.                            15,675      255,659
 Wendy's International                         886       23,984
 Whirlpool Corp.                               520       27,154
*Yum! Brands, Inc                            2,267       54,907
                                                     ----------
                                                      8,173,344
                                                     ----------
CONSUMER INFORMATION TECHNOLOGY - .28%
*Clear Channel Communications                4,822      179,812
                                                     ----------

CONSUMER STAPLES - 9.20%
 Alberto-Culver                                444       22,378
 Albertson's                                 3,005       66,891
 Anheuser-Busch                              6,684      323,506
 Archer-Daniels-Midland                      4,938       61,231
 Avon Products                               1,845       99,390
*Brown-Forman Corp.                            526       34,379
 Campbell Soup                               3,177       74,564
 Clorox Co.                                  1,800       74,250
 Coca Cola Co.                              19,210      841,782
 Coca-Cola Enterprises                       3,504       76,107
 Colgate-Palmolive                           4,175      218,895
 ConAgra Foods, Inc.                         4,076      101,941
 Coors (Adolph)                                281       17,211
 CVS Corp.                                   3,054       76,258
*Del Monte Foods Co.                             1            3
 General Mills                               2,782      130,615
 Gillette Co.                                8,091      245,643
 Heinz (H.J.)                                2,755       90,557
 Hershey Foods                               1,040       70,138
 Kellogg Co.                                 3,114      106,717
 Kimberly-Clark                              3,961      188,029
*Kroger Co.                                  6,144       94,925
 Pepsi Bottling Group                        2,141       55,024
 PepsiCo Inc.                               13,233      558,697
 Philip Morris                              16,044      650,263
 Procter & Gamble                           10,014      860,604
 RJ Reynolds Tobacco                           666       28,045
*Safeway Inc.                                3,332       77,836
 Sara Lee Corp.                              5,793      130,400
 Supervalu Inc.                              1,012       16,708
 Sysco Corp.                                 5,004      149,069
 UST Inc.                                    1,280       42,790
 Walgreen Co.                                7,745      226,077
 Winn-Dixie                                  1,069       16,334
 Wrigley (Wm) Jr.                            1,708       93,735
                                                     ----------
                                                      5,920,992
                                                     ----------
ENERGY - 5.79%
 Amerada Hess                                  683       37,599
 Anadarko Petroleum                          1,911       91,537
 Apache Corp.                                1,097       62,518
 Ashland Inc.                                  540       15,406
 Baker Hughes                                2,522       81,183
*BJ Services                                 1,159       37,447
 Burlington Resources                        1,527       65,127
 ChevronTexaco Corp.                         8,294      551,385
 ConocoPhillips                              5,182      250,757
 Devon Energy Corp.                          1,187       54,483
 EOG Resources                                 867       34,611
 Exxon Mobil Corp.                          51,614    1,803,394
 Halliburton Co.                             3,482       65,148
 Kerr-McGee                                    763       33,801
 Marathon Oil Corp.                          2,377       50,606
*Nabors Industries Ltd.                      1,086       38,303
*Noble Corporation                             990       34,799
 Occidental Petroleum                        2,862       81,424
 Rowan Cos.                                    688       15,618
 Schlumberger Ltd.                           4,469      188,100
 Sunoco., Inc.                                 594       19,709
 Transocean Inc.                             2,405       55,796
 Unocal Corp.                                1,949       59,600
                                                     ----------
                                                      3,728,351
                                                     ----------
FINANCIALS - 19.62%
 ACE Limited                                 2,108       61,849
 AFLAC Corporation                           4,019      121,052
 Allstate Corp.                              5,361      198,303
 Ambac Financial Group                         801       45,048
 American Express                            9,845      348,021
 American International Group               20,046    1,159,661
 AmSouth Bancorporation                      2,705       51,936
 Aon Corp.                                   2,380       44,958
 Bank of America Corp.                      11,249      782,593
 Bank of New York                            5,200      124,592
 Bank One Corp.                              8,741      319,484
 BB&T Corporation                            3,660      135,383
 Bear Stearns Cos.                             747       44,372
 Capital One Financial                       1,646       48,919
 Charles Schwab                             10,097      109,552
 Charter One Financial                       1,729       49,674
 Chubb Corp.                                 1,334       69,635
 Cincinnati Financial                        1,242       46,637
 Citigroup Inc.                             38,685    1,361,325
 Comerica Inc.                               1,300       56,212
 Countrywide Financial Corp.                   974       50,307
 Equity Office Properties                    3,207       80,111
 Equity Residential                          2,111       51,888
 Fannie Mae                                  7,624      490,452
 Federal Home Loan Mtg.                      5,338      315,209
 Fifth Third Bancorp                         4,443      260,138
 First Tennessee National                      958       34,431
 Fleet Boston Financial Group                8,166      198,434
 Franklin Resources                          1,995       67,990
 Golden West Financial                       1,166       83,730
 Goldman Sachs Group                         3,757      255,852
 Hartford Financial Services Group           1,901       86,362
 Household International                     3,577       99,476
 Huntington Bancshares                       1,774       33,192
 J.P. Morgan Chase & Co.                    15,016      360,384
 Jefferson-Pilot                             1,096       41,769
 John Hancock Financial                      2,212       61,715
 KeyCorp                                     3,242       81,504
 Lehman Bros.                                1,826       97,308
 Lincoln National                            1,384       43,707
 Loews Corp.                                 1,397       62,111
 Marsh & McLennan                            4,031      186,273
 Marshall & Ilsley Corp.                     1,636       44,794
 MBIA Inc.                                   1,115       48,904
 MBNA Corp.                                  9,692      184,342
 Mellon Bank Corp.                           3,326       86,842
 Merrill Lynch                               6,715      254,834
 MetLife Inc.                                5,406      146,178
 MGIC Investment                               791       32,668
 Moody's Corp                                1,110       45,832
 Morgan Stanley                              8,160      325,747
 National City Corp.                         4,606      125,836
 North Fork Bancorporation                   1,237       41,736
 Northern Trust Corp.                        1,668       58,463
 Plum Creek Timber Co.                       1,420       33,512
 PNC Bank Corp.                              2,123       88,954
 Principal Financial Group                   2,573       77,524
 Progressive Corp.                           1,672       82,981
*Providian Financial Corp.                   2,178       14,135
 Prudential Financial                        4,483      142,290
 Regions Financial Corp.                     1,684       56,178
 SAFECO Corp.                                1,038       35,987
 Simon Property Group, Inc                   1,436       48,925
 SLM Corporation                             1,161      120,581
 SouthTrust Corp.                            2,667       66,275
 St. Paul Cos.                               1,758       59,860
 State Street Corp.                          2,509       97,851
*STILWELL FINANCIAL INC                      1,649       21,552
 SunTrust Banks                              2,180      124,086
 Synovus Financial                           2,247       43,592
 T. Rowe Price Group                           934       25,480
 Torchmark Corp.                               914       33,388
*Travelers Property Casualty Corp.           7,733      113,288
 U.S. Bancorp                               14,257      302,534
 Union Planters Corporation                  1,508       42,435
 UNUM Corp.                                  1,840       32,274
 Wachovia Corp.                             10,274      374,385
 Washington Mutual                           7,367      254,383
 Wells Fargo                                12,823       01,013
 XL Capital                                  1,052       81,267
                                                     ----------
                                                     12,619,999
                                                     ----------
HEALTH CARE - 14.48%
 Abbott Labs                                12,548      501,920
 Aetna Inc.                                  1,166       47,946
 Allergan, Inc.                              1,058       60,962
 AmerisourceBergen Corp.                       889       48,282
*Amgen Inc.                                  9,986      482,723
*Anthem, Inc.                                1,103       69,379
 Applera Corp-Applied Biosystems Group       1,557       27,310
 Bard (C.R.) Inc.                              393       22,794
 Bausch & Lomb                                 410       14,760
 Baxter International Inc.                   4,732      132,496
 Becton, Dickinson                           1,940       59,539
*Biogen, Inc.                                1,143       45,789
 Biomet, Inc.                                2,018       57,836
*Boston Scientific                           3,085      131,174
 Bristol-Myers Squibb                       15,053      348,477
 Cardinal Health, Inc.                       3,513      207,934
*Chiron Corporation                          1,439       54,106
 CIGNA Corp.                                 1,076       44,245
*Forest Laboratories                         1,379      135,445
*Genzyme General                             1,663       49,175
*Guidant Corp.                               2,437       75,181
 HCA Inc.                                    3,995      165,793
 Health Management Association               1,880       33,652
*HEALTHSOUTH Corp.                           3,190       13,398
*Humana Inc.                                 1,275       12,750
 IMS Health Inc.                             2,266       36,256
 Johnson & Johnson                          22,480    1,207,401
*King Pharmaceuticals                        1,879       32,300
 Lilly (Eli) & Co.                           8,505      540,068
*Manor Care Inc.                               780       14,516
 McKesson Corp.                              2,319       62,683
*MedImmune, Inc.                             1,895       51,487
 Medtronic Inc.                              9,258      422,165
 Merck & Co.                                17,353      982,353
*Millipore Corp.                               366       12,444
 Pfizer, Inc.                               47,092    1,439,602
 Pharmacia Corp                              9,847      411,605
*Quest Diagnostics                             758       43,130
*Quintiles Transnational                       897       10,854
 Schering-Plough                            10,934      242,735
*St Jude Medical                             1,333       52,947
 Stryker Corp.                               1,507      101,150
*Tenet Healthcare Corp.                      4,120       67,568
 United Health Group Inc.                    2,390      199,565
*Watson Pharmaceuticals                        824       23,294
*WellPoint Health Networks                   1,136       80,838
 Wyeth                                      10,058      376,168
*Zimmer Holdings                             1,487       61,740
                                                     ----------
                                                      9,315,935
                                                     ----------
INDUSTRIALS - 11.10%
 3M Company                                  2,944      362,995
*Allied Waste Industries                     1,502       15,020
*American Power Conversion Corporation       1,478       22,392
*American Standard                             555       39,483
*AMR Corp.                                   1,244        8,210
*Apollo Group, Inc.                          1,308       57,552
 Automatic Data Processing Inc.              4,601      180,589
 Avery Dennison Corp.                          838       51,185
 Block H&R                                   1,351       54,310
 Boeing Company                              6,363      209,915
 Burlington Northern Santa Fe                2,906       75,585
 Caterpillar Inc.                            2,616      119,604
*Cendant Corporation                         8,166       85,580
 Cintas Corporation                          1,297       59,338
*Concord EFS Inc.                            4,005       63,039
*Convergys Corp.                             1,339       20,286
 Cooper Industries, Ltd.                       703       25,624
 Crane Company                                 459        9,148
 CSX Corp.                                   1,641       46,457
 Cummins  Inc.                                 320        9,002
 Danaher Corp.                               1,133       74,438
 Deere & Co.                                 1,800       82,530
 Delta Air Lines                               956       11,568
 Deluxe Corp.                                  461       19,408
 Donnelley (R.R.) & Sons                       875       19,049
 Dover Corp.                                 1,538       44,848
 Eaton Corp.                                   527       41,164
 Emerson Electric                            3,277      166,635
 Equifax Inc.                                1,042       24,112
 Federal Express                             2,248      121,887
 First Data                                  5,872      207,928
*Fiserv, Inc.                                1,409       47,836
 Fluor Corp.                                   626       17,528
 General Dynamics                            1,536      121,912
 General Electric                           75,727    1,843,952
 Goodrich Corporation                          872       15,975
 Grainger (W.W.) Inc.                          696       35,879
 Honeywell International Inc.                6,472      155,328
 Illinois Tool Works                         2,342      151,902
 Ingersoll-Rand Co. Ltd.                     1,282       55,203
 ITT Industries, Inc.                          690       41,876
 Lockheed Martin Corp.                       3,363      194,213
 Masco Corp.                                 3,732       78,559
*McDermott International                       521        2,282
*Navistar International Corp.                  462       11,231
 Norfolk Southern Corp.                      2,948       58,931
 Northrop Grumman Corp.                      1,388      134,642
 PACCAR Inc.                                   887       40,917
 Pall Corp.                                    936       15,612
 Parker-Hannifin                               908       41,886
 Paychex, Inc.                               2,718       75,832
 Pitney-Bowes                                1,834       59,898
*Power-One Inc.                                570        3,232
 Raytheon Co.                                3,167       97,385
*Robert Half International                   1,355       21,829
 Rockwell Automation, Inc.                   1,435       29,719
 Rockwell Collins                            1,351       31,424
 Ryder System                                  471       10,569
*Sabre Holding Corp.                         1,100       19,921
 Southwest Airlines                          5,869       81,579
 Textron Inc.                                1,055       45,354
*Thomas & Betts Corp.                          439        7,419
 Tyco International                         15,943      272,306
 Union Pacific                               1,920      114,950
 United Parcel Service                       8,577      541,038
 United Technologies                         3,650      226,081
 Waste Management Inc.                       4,800      110,016
                                                     ----------
                                                      7,143,097
                                                     ----------
INFORMATION TECHNOLOGY - 13.80%
*ADC Telecommunications, Inc.                6,270       13,104
 Adobe Systems Incorporated                  1,820       45,138
*Advanced Micro Devices                      2,637       17,035
*Agilent Technologies                        3,407       61,190
*Altera Corporation                          2,865       35,325
*Analog Devices                              2,786       66,502
*Andrew Corp.                                  778        7,998
*Apple Computer, Inc.                        2,800       40,124
*Applied Materials, Inc.                    12,439      162,080
*Applied Micro Circuits                      2,249        8,299
 Autodesk, Inc.                                868       12,412
*Avaya Inc.                                  2,946        7,218
*BMC Software                                1,789       30,610
*Broadcom Corporation                        2,110       31,777
*CIENA Corporation                           3,380       17,373
*Cisco Systems, Inc.                        54,897      719,151
*Citrix Systems, Inc.                        1,284       15,819
 Computer Associates International           4,411       59,549
*Computer Sciences Corp.                     1,329       45,784
*Compuware Corporation                       2,809       13,483
*Comverse Technology, Inc.                   1,490       14,930
*Corning Inc.                                9,404       31,127
*Dell Computer Corporation                  19,351      517,446
*Electronic Arts Inc.                        1,186       59,027
 Electronic Data Systems                     3,675       67,730
*EMC Corp.                                  16,888      103,692
*Gateway Inc.                                2,564        8,051
 Hewlett-Packard                            23,366      405,634
 Intel Corporation                          50,916      792,762
 International Business Machines            12,882      998,355
*Intuit Inc.                                 1,544       72,444
*Jabil Circuit                               1,479       26,504
*JDS Uniphase Corporation                   11,903       29,400
*KLA-Tencor Corporation                      1,418       50,155
*Lexmark International Inc                     938       56,749
 Linear Technology Corporation               2,371       60,982
*LSI Logic                                   2,864       16,525
*Lucent Technologies                        25,616       32,276
 Maxim Integrated Products, Inc.             2,436       80,485
*Mercury Interactive Corporation               647       19,184
*Micron Technology                           4,717       45,944
*Microsoft Corporation                      41,176    2,128,799
 Molex Incorporated                          1,449       33,385
 Motorola Inc.                              18,392      159,091
*National Semiconductor                      1,386       20,804
*NCR Corp.                                     738       17,520
*Network Appliance, Inc.                     2,668       26,680
*Novell Inc.                                 2,618        8,744
*Novellus Systems, Inc.                      1,118       31,393
*NVIDIA Corporation                          1,167       13,432
*Oracle Corporation                         40,464       437,011
*Parametric Technology Corp.                 1,807        4,554
*PeopleSoft, Inc.                            2,310       42,273
 PerkinElmer                                 1,002        8,267
*PMC-Sierra Inc.                             1,333        7,411
*QLogic Corporation                            701       24,192
*QUALCOMM Incorporated                       6,075      221,069
*Rational Software                           1,500       15,585
*Sanmina-SCI Corporation                     4,091       18,369
 Scientific-Atlanta                          1,193       14,149
*Siebel Systems, Inc.                        3,599       26,921
*Solectron                                   6,334       22,486
*Sun Microsystems, Inc.                     24,826       77,209
*SunGard Data Systems                        2,105       49,594
 Symbol Technologies                         1,746       14,352
*Tektronix Inc.                                588       10,696
*Tellabs, Inc.                               3,176       23,090
*Teradyne Inc.                               1,400       18,214
 Texas Instruments                          13,689      205,469
*Thermo Electron                             1,221       24,567
*Unisys Corp.                                2,502       24,770
*VERITAS Software Corporation                3,194       49,890
*Waters Corporation                          1,002       21,824
*Xerox Corp.                                 5,819       46,843
*Xilinx, Inc.                                2,487       51,232
*Yahoo! Inc.                                 4,504       73,640
                                                     ----------
                                                      8,872,898
                                                     ----------
MATERIALS - 2.73%
 Air Products & Chemicals                    1,704       72,846
 Alcoa Inc                                   6,303      143,582
 Allegheny Technologies Inc                    625        3,894
 Ball Corp.                                    434       22,216
 Bemis Company                                 404       20,051
 Boise Cascade                                 445       11,223
 Dow Chemical                                6,978      207,247
 Du Pont (E.I.)                              7,680      325,632
 Eastman Chemical                              590       21,694
 Ecolab Inc.                                   967       47,867
 Engelhard Corp.                               990       22,127
*Freeport-McMoran Copper & Gold              1,112       18,659
 Georgia-Pacific Group                       1,884       30,445
 Great Lakes Chemical Corp.                    383        9,146
*Hercules, Inc.                                803        7,066
 International Flavors & Fragrances            720       25,272
 International Paper                         3,703      129,494
*Louisiana-Pacific Corp.                       782        6,303
 MeadWestvaco Corporation                    1,558       38,498
 Monsanto Co.                                2,041       39,289
 Newmont Mining Corp.                        3,172       92,083
 Nucor Corp.                                   590       24,367
*Pactiv Corp.                                1,225       26,779
*Phelps Dodge                                  671       21,237
 PPG Industries                              1,287       64,543
 Praxair, Inc.                               1,223       70,653
 Rohm & Haas                                 1,691       54,924
*Sealed Air Corp.                              649       24,208
 Sigma-Aldrich Corporation                     539       26,249
 Temple-Inland                                 412       18,462
 United States Steel Corp.                     778       10,207
 Vulcan Materials                              760       28,500
 Weyerhaeuser Corp.                          1,686       82,967
 Worthington Industries Inc.                   669       10,196
                                                     ----------
                                                      1,757,926
                                                     ----------
TELECOMMUNICATION SERVICES - 3.98%
 ALLTEL Corp.                                2,337      119,187
 AT&T Corp.                                  5,953      155,433
*AT&T Wireless Services                     21,298      120,334
 BellSouth                                  14,240      368,389
 Century Telephone                           1,079       31,701
*Citizens Communications                     2,125       22,419
*Nextel Communications, Inc.                 7,285       84,142
*Qwest Communications International         11,753       58,765
 SBC Communications Inc.                    24,490      663,924
 Sprint Corp. FON                            6,949      100,622
*Sprint Corp. PCS                            8,029       35,167
 Verizon Communications                     20,582      797,551
                                                     ----------
                                                      2,557,634
                                                     ----------
UTILITIES - 2.75%
*AES Corp.                                   4,927       14,880
 Allegheny Energy                            1,223        9,246
 Ameren Corporation                          1,161       48,263
 American Electric Power                     2,570       70,238
*Calpine Corp.                               2,995        9,764
 CenterPoint Energy                          2,265       19,253
 CINergy Corp.                               1,282       43,229
 CMS Energy                                  1,116       10,535
 Consolidated Edison                         1,637       70,096
 Constellation Energy Group                  1,229       34,191
 Dominion Resources                          2,322      127,478
 DTE Energy Co.                              1,288       59,763
 Duke Energy                                 6,720      131,309
 Dynegy Inc.                                 2,995        3,534
*Edison International                        2,410       28,559
 El Paso Corp.                               4,625       32,190
 Entergy Corp.                               1,705       77,731
 Exelon Corp.                                2,483      131,028
 FirstEnergy Corp.                           2,275       75,007
 FPL Group                                   1,410       84,783
 Keyspan Energy                              1,114       39,257
 Kinder Morgan                                 945       39,945
*Mirant Corporation                          3,021        5,710
 NICOR Inc.                                    341       11,604
 NiSource Inc.                               1,870       37,400
 Peoples Energy                                272       10,513
*PG&E Corp.                                  3,078       42,784
 Pinnacle West Capital                         702       23,931
 PPL Corp.                                   1,227       42,552
 Progress Energy, Inc.                       1,786       77,423
 Progress Energy, Inc. CVO                     968          126
 Public Serv. Enterprise Inc.                1,685       54,089
 Sempra Energy                               1,621       38,337
 Southern Co.                                5,353      151,970
 TECO Energy                                 1,398       21,628
 TXU Corp.                                   2,493       46,569
 Williams Cos.                               4,091       11,046
 Xcel Energy Inc                             3,011       33,121
                                                     ----------
                                                      1,769,082
                                                     ----------
      Total Common Stocks
           (cost $52,941,822)                        62,039,070
                                                     ----------
UNIT INVESTMENT TRUST(2) - .46%
 S&P 500 Depositary Receipts                 3,350      295,445
                                                     ----------
      Total Unit Investment Trust
           (cost $289,184)                              295,445
                                                     ----------
                                          PRINCIPAL       VALUE
SHORT-TERM INVESTMENTS(2) - 3.32%
NORTHERN TRUST
 DIVERSIFIED ASSETS PORTFOLIO - 2.95%    $1,896,248  $ 1,896,248

U.S. TREASURY BILL - .37%
U.S. Treasury Bill (1.370% due 03/20/03)    240,000      239,386

  Total Short-Term Investments
       (cost $2,135,634)                               2,135,634

TOTAL INVESTMENTS - 100.21%
      (cost $55,366,640)(1)                           64,470,149

OTHER ASSETS AND LIABILITIES - (.21%)
(131,969)

TOTAL NET ASSETS - 100.00%                           $64,338,180

 ______________
*Non-income producing

(1) For federal income tax purposes, cost is $55,694,198 and gross unrealized appreciation and depreciation of securities as of December 31, 2002 was $18,701,730 and ($9,925,779), respectively.

(2) Securities and other assets with an aggregate value of $1,977,525 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2002:

                                      Unrealized
                                     Appreciation/
Type                  Contracts     (Depreciation)
--------------------------------------------------
S&P 500 Index (03/03)     9            ($61,312)

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS
S&P MIDCAP 400 INDEX PORTFOLIO
DECEMBER 31, 2002

                                           SHARES         VALUE
                                           --------------------
COMMON STOCKS - 89.80%
CONSUMER DISCRETIONARY - 15.07%
*99(Cents) Only Stores                       2,064      $55,439
*Abercrombie & Fitch Co.                     2,931       59,968
*American Eagle Outfitters                   2,137       29,448
 Arvinmeritor Inc                            2,007       33,457
 Bandag Inc.                                   612       23,672
*Barnes & Noble                              1,993       36,014
 Belo Corp.                                  3,306       70,484
*BJ's Wholesale Club                         2,113       38,668
 BLYTH Inc.                                  1,371       36,688
 Bob Evans Farms Inc.                        1,036       24,191
*Borders Group                               2,418       38,930
 Borg Warner Inc.                              786       39,630
*Brinker International                       2,900       93,525
 Callaway Golf Co.                           2,321       30,753
*CarMax Inc.                                 3,000       53,640
*Catalina Marketing                          1,639       30,322
 CBRL Group                                  1,561       47,033
*CDW Computer Centers, Inc.                  2,547      111,686
*Cheesecake Factory                          1,493       53,972
 Claire's Stores Inc.                        1,439       31,759
 Clayton Homes                               4,061       49,463
*Coach, Inc.                                 2,635       86,744
*Copart Inc.                                 2,691       31,861
 D.R. Horton                                 4,334       75,195
*Dollar Tree Stores, Inc.                    3,365       82,678
*Emmis Communications                        1,579       32,891
*Entercom Communications                     1,465       68,738
*Extended Stay America                       2,763       40,754
 Federal Signal Corp.                        1,342       26,062
*Furniture Brands International              1,667       39,758
*Gentex Corporation                          2,234       70,684
*GTECH Holdings Corp.                        1,699       47,334
 Harte-Hanks, Inc.                           2,789       52,071
*Hispanic Broadcasting                       3,214       66,048
 International Speedway                      1,572       58,620
*Krispy Kreme Doughnuts                      1,600       54,032
*Lear Corporation                            1,930       64,230
 Lee Enterprises                             1,310       43,911
 Lennar Corp                                 1,906       98,350
*Macrovision Corp.                           1,513       24,269
*Mandalay Resort Group                       2,021       61,863
 Media General                                 687       41,186
*Michaels Stores                             1,956       61,223
 Modine Manufacturing Co.                      992       17,539
*Mohawk Industries                           1,997      113,729
*Neiman-Marcus Group                         1,419       43,123
 Outback Steakhouse                          2,284       78,661
*Papa John's International Inc.                610       17,007
*Park Place Entertainment                    8,941       75,104
*Payless Shoesource Inc.                       666       34,279
*PETsMART, Inc.                              4,000       68,520
 Pier 1 Imports                              2,925       55,370
 Reader's Digest Association                 2,950       44,545
 Ross Stores, Inc.                           2,339       99,150
*SAKS Inc.                                   4,216       49,496
*Scholastic Corp.                            1,151       41,378
*Six Flags Inc.                              2,736       15,623
 Superior Industries                           771       31,889
*Timberland Co                               1,119       39,848
*Unifi Inc.                                  1,596        8,379
*United Rentals                              2,265       24,371
 Washington Post                               281      207,374
*Westwood One, Inc.                          3,169      118,394
*Williams-Sonoma Inc.                        3,411       92,609
                                                     ----------
                                                      3,493,632
                                                     ----------
CONSUMER STAPLES - 5.07%
 Church & Dwight                             1,167       35,512
*Constellation Brands                        2,634       62,452
*Dean Foods                                  2,666       98,909
 Dial Corporation                            2,804       57,117
 Dole Foods                                  1,660       54,083
 Dreyer's Grand Ice Cream                    1,028       72,947
 Hormel Foods Corp.                          4,109       95,863
 Interstate Bakeries Corp.                   1,290       19,673
 J.M. Smucker Co.                            1,454       57,884
 Lancaster Colony                            1,083       42,324
 Longs Drug Stores Corp.                     1,131       23,457
 McCormick & Co.                             4,120       95,584
 PepsiAmericas, Inc.                         4,582       61,536
 Ruddick Corp.                               1,375       18,824
 Sensient Technologies Corp.                 1,412       31,728
*Smithfield Foods                            3,279       65,055
 Tootsie Roll                                1,529       46,910
 Tyson Foods                                10,458      117,337
 Universal Corp.                               776       28,681
*Whole Foods Market, Inc.                    1,673       88,217
                                                     ----------
                                                      1,174,093
                                                     ----------
ENERGY - 6.71%
*Cooper Cameron Corp                         1,600       79,712
 ENSCO International                         4,451      131,082
*FMC Technologies                            1,935       39,532
*Forest Oil                                  1,387       38,351
*Grant Prideco                               3,297       38,377
*Hanover Compressor Co.                      1,944       17,846
 Helmerich & Payne                           1,477       41,223
 Murphy Oil                                  2,706       115,952
*National-Oilwell Inc.                       2,393       52,263
 Noble Energy, Inc                           1,685       63,272
 Ocean Energy,Inc.                           5,180      103,445
 Overseas Shipholding Group Inc.             1,017       18,204
*Patterson-UTI Energy, Inc.                  2,337       70,507
*Pioneer Natural Resources                   3,430       86,608
*Pride  International                        3,935       58,632
*Smith International                         3,001       97,893
 Tidewater Inc.                              1,791       55,700
 Valero Energy                               3,132      115,696
*Varco International                         2,855       49,677
*Weatherford International Ltd.              3,852      153,809
 Western Gas Resources Inc.                    975       35,929
 XTO Energy Inc.                             3,700       91,390
                                                     ----------
                                                      1,555,100
                                                     ----------
FINANCIALS - 17.09%
 A.G. Edwards                                2,392       78,840
*Allmerica Financial                         1,568       15,837
 American Financial Group                    2,034       46,924
*AmeriCredit Corp.                           4,400       34,056
 AmerUs Group Co.                            1,196       33,811
 Associated Banc-Corp.                       2,263       76,806
 Astoria Financial                           2,660       72,219
 Bank of Hawaii Corp.                        2,020       61,388
 Banknorth Group Inc                         4,370       98,762
 Brown & Brown Inc.                          1,900       61,408
 City National Corp.                         1,478       65,017
 Colonial BancGroup                          3,698       44,117
 Commerce Bancorp.                           1,966       84,912
 Compass Bancshares                          3,773      117,982
*DIME BANCORP INC                            1,500          182
*E*Trade Group                              10,776       52,371
 Eaton Vance                                 2,062       58,252
 Everest Re Group                            1,517       83,890
 Fidelity Natational Financial               2,828       92,843
 First Virginia Banks                        2,124       79,077
 FirstMerit Corp.                            2,516       54,497
 Gallagher(Arthur J.)                        2,545       74,772
 Greater Bay Bancorp                         1,494       25,831
 Greenpoint Financial Corp.                  2,960      133,733
 HCC Insurance Holdings                      1,839       45,239
 Hibernia Corp.                              4,733       91,158
 Horace Mann Educators Corp.                 1,208       18,519
 Hospitality Properties Trust                1,853       65,226
 Independence Community Bank                 1,711       43,425
*IndyMac Bancorp                             1,694       31,322
*Investment Technology Group                 1,457       32,579
 Investors Financial Services                1,907       52,233
*LaBranche & Co.                             1,748       46,567
 Legg Mason                                  1,901       92,275
 Leucadia National Corp.                     1,640       61,188
 Liberty Property Trust                      2,250       71,865
 M&T Bank Corp.                              2,743      217,657
 Mercantile Bankshares                       2,068       79,804
 Metris Cos. Inc.                            1,757        4,340
 National Commerce Financial                 6,118      145,914
 Neuberger Berman Inc.                       2,082       69,726
 New Plan Excel Realty Trust                 2,808       53,605
 New York Community Bancorp                  3,172       91,607
*Ohio Casualty Corp.                         1,784       23,103
 Old Republic International                  3,562       99,736
 PMI Group                                   2,669       80,177
 Protective Life Corp.                       2,031       55,893
 Provident Financial Group Inc.              1,457       37,926
 Radian Group                                2,800      104,020
 Roslyn Bancorp                              2,502       45,111
 SEI Investments                             3,253       88,417
*Silicon Valley Bancshares                   1,352       24,674
 Sovereign Bancorp                           7,706      108,267
 StanCorp Financial Group                      878       42,890
 TCF Financial                               2,238       97,778
 The MONY Group                              1,436       34,378
 Unitrin, Inc.                               2,000       58,440
 Waddell & Reed Financial Investment         2,381       46,834
 Webster Financial Corp.                     1,446       50,321
 Westamerica Bancorp                           991       39,818
 Wilmington Trust Corp.                      1,941       61,491
                                                     ----------
                                                      3,961,050
                                                     ----------
HEALTH CARE - 10.92%
*AdvancePCS                                  2,732       60,678
*Apogent Technologies                        3,162       65,770
*Apria Healthcare Group Inc.                 1,613       35,873
*Barr Laboratories                           1,287       83,771
 Beckman Coulter Inc.                        1,826       53,904
*Charles River Labs                          1,250       48,100
*Covance Inc.                                1,844       45,344
*Cytyc Corp.                                 3,623       36,955
 DENTSPLY International Inc.                 2,314       86,081
*Edwards Lifesciences Corp.                  1,769       45,056
*Express Scripts, Inc.                       2,367      113,711
*First Health Group Corp.                    2,995       72,928
*Gilead Sciences, Inc.                       5,775      196,350
*Health Net, Inc.                            3,707       97,865
*Henry Schein, Inc.                          1,269       57,105
 Hillenbrand Industries                      1,858       89,760
 ICN Pharmaceuticals, Inc.                   2,463       26,871
*IDEC Pharmaceuticals Corporation            4,513      149,696
*INCYTE Genomics Inc                         1,991        9,079
*IVAX Corp.                                  5,759       69,857
*LifePoint Hospitals                         1,167       34,929
*Lincare Holdings Inc.                       3,180      100,552
*Millennium Pharmaceuticals, Inc.            8,360       66,378
 Mylan Laboratories                          3,731      130,211
 Omnicare, Inc.                              2,787       66,414
*Oxford Health Plans                         2,602       94,843
*PacifiCare Health Systems Inc.              1,030       28,943
*Patterson Dental Company                    2,004       87,655
*Perrigo Co.                                 2,152       26,147
*Protein Design Labs Inc.                    2,627       22,330
*Sepracor Inc.                               2,482       24,001
*SICOR Inc.                                  3,753       59,485
*STERIS Corp.                                2,053       49,785
*Triad Hospitals                             2,156       64,313
*Universal Health Services                   1,773       79,962
*Varian Medical Systems                      2,012       99,795
*Vertex Pharmaceuticals                      2,241       35,520
*VISX Inc.                                   1,602       15,347
                                                     ----------
                                                      2,531,364
                                                     ----------
INDUSTRIALS - 11.77%
*AGCO Corp.                                  2,210       48,841
 Airborne Inc.                               1,431       21,222
*Alaska Air Group Inc.                         786       17,017
 Albany International Corp.                    947       19,565
 Alexander & Baldwin Inc.                    1,208       31,154
 Ametek Inc.                                   977       37,605
 Banta Corp.                                   741       23,171
*BISYS Group                                 3,530       56,127
 C.H. Robinson Worldwide, Inc.               2,500       78,000
*Career Education                            1,400       56,000
 Carlisle Companies                            902       37,325
*Ceridian Corp.                              4,386       63,246
*Certegy, Inc.                               2,055       50,450
*Checkfree Corp                              2,316       37,058
*ChoicePoint Inc.                            2,526       99,752
 CNF Inc.                                    1,421       47,234
*CSG Systems International                   1,562       21,321
*DeVRY Inc.                                  2,073       34,433
 Donaldson Co.                               1,307       47,052
*DST Systems Inc.                            3,538      125,776
*Dun & Bradstreet                            2,205       76,050
*Dycom Industries Inc.                       1,416       18,762
*Education Management                        1,036       38,954
*EGL Inc.                                    1,419       20,221
*Energizer Holdings Inc.                     2,613       72,903
 Expeditors International of Washington Inc. 3,071      100,268
 Fastenal Company                            2,243       83,866
*Flowserve Corporation                       1,631       24,122
 GATX Corp.                                  1,446       32,998
 Granite Construction Inc.                   1,221       18,926
 Harsco Corp.                                1,188       37,885
 HON Industries                              1,743       49,292
*Hubbell Inc.                                1,749       61,460
*J.B. Hunt Transport Services Inc.           1,076       31,527
*Jacobs Engineering Group                    1,615       57,494
 Kaydon Corp.                                  888       18,834
 Kelly Services Inc.                         1,070       26,440
 Kennametal Inc.                             1,011       34,859
*Korn/Ferry International                    1,122        8,393
*L-3 Communications Holdings                 2,767      124,266
 Manpower Inc.                               2,235       71,297
 Miller (Herman)                             2,248       41,363
 Nordson Corp.                                 992       24,631
 Pentair Inc.                                1,456       50,305
 Pittston Brink's Group                      1,604       29,642
 Precision Castparts                         1,535       37,224
*Quanta Services Inc.                        1,780        6,230
*Republic Services                           4,919      103,199
 Rollins Inc.                                  892       22,701
*Sequa Corp.                                   309       12,085
*Sotheby's Holdings Inc.                     1,819       16,371
*SPX Corp.                                   2,452       91,827
*Swift Transportation                        2,555       51,146
*Sylvan Learning Systems Inc.                1,181       19,368
 Tecumseh Products Co.                         548       24,183
 Teleflex                                    1,158       49,667
 Trinity Industries Inc.                     1,358       25,748
*Valassis Communication                      1,588       46,735
 Viad Corp.                                  2,630       58,781
 Wallace Computer Services Inc.              1,225       26,350
 York International                          1,165       29,789
                                                     ----------
                                                      2,728,511
                                                     ----------
INFORMATION TECHNOLOGY - 11.25%
*3Com Corp.                                 10,565       48,916
*Activision, Inc.                            1,969       28,728
*Acxiom Corp.                                2,596       39,926
*Adtran Inc.                                 1,145       37,671
*Advanced Fibre Communications               2,451       40,883
*Advent Software, Inc.                       1,026       13,984
*Affiliated Computer                         3,903      205,493
*Arrow Electronics                           2,976       38,063
*Ascential Software Corp.                    7,531       18,074
*Atmel Corp.                                13,850       30,886
*Avnet, Inc                                  3,540       38,338
*Avocent Corp.                               1,334       29,641
*Cabot Microelectronics Corp.                  718       33,890
*Cadence Design Systems                      7,831       92,327
*Cirrus Logic Inc.                           2,432        7,004
*CommScope Inc.                              1,833       14,481
*Credence Systems Corp.                      1,794       16,738
*Cree Inc.                                   2,154       35,218
*Cypress Semiconductor                       3,649       20,872
 Diebold, Inc.                               2,130       87,799
*Fairchild Semiconductor                     3,457       37,024
*FEI Company                                   958       14,648
*Gartner, Inc.                               2,527       23,880
 Harris Corp.                                1,960       51,548
 Henry (Jack) & Assoc.                       2,676       32,219
*Imation Corp.                               1,038       36,413
*InFocus Corp.                               1,166        7,183
*Integrated Device Technology                3,094       25,897
*Internet Security Systems Inc.              1,429       26,194
*Intersil Corp.                              4,033       56,220
*Intl Rectifier                              1,879       34,686
*Keane Inc.                                  2,258       20,299
*KEMET Corp.                                 2,547       22,261
*Lam Research                                3,772       40,738
*Lattice Semiconductor Corp.                 3,246       28,467
*Legato Systems Inc.                         3,392       17,062
*LTX Corp.                                   1,450        8,744
*Macromedia Inc.                             1,740       18,531
*McDATA Corp.                                3,355       23,821
*Mentor Graphics Corp.                       1,940       15,248
*Micrel Inc.                                 2,756       24,749
 Microchip Technology Incorporated           5,915      144,622
*MPS Group Inc.                              3,062       16,963
*National Instruments                        1,521       49,417
*Network Associates, Inc.                    4,559       73,354
*Newport Corp.                               1,121       14,080
*Overture Services Inc.                      1,700       46,427
*Plantronics Inc.                            1,374       20,789
*Plexus Corp.                                1,239       10,878
*Polycom Inc.                                2,962       28,198
*Powerwave Technologies Inc.                 1,940       10,476
*Quantum Corp.                               4,577       12,221
*Retek Inc.                                  1,546        4,205
 Reynolds & Reynolds                         2,073       52,799
*RF Micro Devices, Inc.                      4,948       36,269
*RSA Security Inc.                           1,679       10,057
*SanDisk Corp.                               2,032       41,250
*Semtech Corp                                2,165       23,642
*Storage Technology                          3,144       67,344
*Sybase Inc.                                 2,933       39,302
*Sykes Enterprises Inc.                      1,196        3,923
*Symantec Corporation                        4,207      170,426
*Synopsys, Inc.                              2,307      106,468
*Tech Data Corp.                             1,668       44,969
*Titan Corp.                                 2,279       23,702
*Transaction Systems Architects Inc.         1,046        6,799
*Triquint Semiconductor Inc.                 3,885       16,472
*Varian Inc.                                   857       24,587
*Vishay Intertechnology                      4,714       52,703
*Wind River Systems Inc.                     2,338        9,586
                                                     ----------
                                                      2,606,692
                                                     ----------
MATERIALS - 4.52%
 A. Schulman Inc.                              874       16,265
*Airgas Inc.                                 2,062       35,570
*AK Steel Holding Corp.                      3,203       25,624
 Albemarle Corp.                             1,229       34,965
 Arch Coal Inc.                              1,552       33,508
 Bowater Inc.                                1,632       68,462
 Cabot Corp.                                 1,840       48,834
 Carpenter Technology Corp.                    659        8,205
 Crompton Corporation                        3,356       19,968
*Cytec Industries Inc.                       1,173       31,999
 Ferro Corp.                                 1,170       28,583
*FMC Corp.                                   1,033       28,222
 Fuller (H.B.) Co.                             840       21,739
 Glatfelter                                  1,285       16,911
*GrafTech International Ltd.                 1,654        9,858
 IMC Global Inc.                             3,404       36,321
*Longview Fibre Co.                          1,512       10,932
 Lubrizol Corp.                              1,518       46,299
 Lyondell Chemical Co.                       4,650       58,772
 Martin Marietta                             1,442       44,212
 Minerals Technologies Inc.                    605       26,106
 Olin Corp.                                  1,641       25,518
*Packaging Corp. of America                  3,124       56,982
 Peabody Energy                              1,550       45,307
 Potlatch Corp.                                841       20,083
 Rayonier Inc.                                 821       37,150
 RPM International Inc.                      3,387       51,753
 Solutia Inc.                                3,104       11,268
 Sonoco Products                             2,861       65,603
 Valspar Corp                                1,488       65,740
 Wausau-Mosinee Paper Corp.                  1,525       17,111
                                                     ----------
                                                      1,047,870
                                                     ----------
TELECOMMUNICATION SERVICES - .55%
*Broadwing Inc.                              6,539       23,017
*Price Communications Corp.                  1,624       22,460
 Telephone & Data Systems                    1,737       81,674
                                                     ----------
                                                        127,151
                                                     ----------
UTILITIES - 6.85%
 AGL Resources Inc.                          1,658       40,289
 Allete, Inc.                                2,511       56,949
 Alliant Energy                              2,680       44,354
 American Water Works                        2,958      134,530
 Aquila, Inc.                                5,335        9,443
 Black Hills Corp.                             792       21,004
 CLECO Corp.                                 1,333       18,662
 DPL Incorporated                            3,746       57,464
 DQE Inc.                                    2,121       32,324
 Energy East                                 4,270       94,324
 Equitable Resources                         1,874       65,665
 Great Plains Energy Inc.                    1,835       41,985
 Hawaiian Electric Industries                1,071       47,103
 Idaho Power                                 1,113       27,636
 MDU Resources                               2,093       54,020
 National Fuel Gas                           2,368       49,089
 Northeast Utilities                         4,060       61,590
 NSTAR                                       1,569       69,648
 OGE Energy Corp.                            2,309       40,638
 ONEOK Inc.                                  1,784       34,253
 Pepco Holdings, Inc.                        4,827       93,596
 PNM Resources Inc.                          1,158       27,584
 Puget Energy, Inc.                          2,756       60,770
 Questar Corp.                               2,419       67,297
 SCANA Corp .                                3,099       95,943
 Sierra Pacific Resources                    3,028       19,682
 Vectren Corporation                         2,006       46,138
 Westar Energy Inc.                          2,124       21,028
 WGL Holdings Inc.                           1,436       34,349
 Wisconsin Energy                            3,425       86,309
 WPS Resources Corp.                           933       36,219
                                                     ----------
                                                      1,589,885
                                                     ----------

  Total Common Stocks
  (cost $23,467,112)                                 20,815,348
                                                     ----------
UNIT INVESTMENT TRUST - 3.34%
 S&P MidCap 400 Depositary Receipts          9,835      773,523
                                                     ----------
  Total Unit Investment Trust
  (cost $768,482)                                       773,523
                                                     ----------
                                           PRINCIPAL      VALUE
SHORT-TERM INVESTMENTS(2) - 6.25%
NORTHERN TRUST
 DIVERSIFIED ASSETS PORTFOLIO - 3.67%      $851,789  $   851,789

U.S. TREASURY BILL - 2.58%
 (1.370% due 03/20/03)                      600,000      598,462
                                                     -----------
  Total Short-Term Investments
  (cost $1,450,251)                                    1,450,251
                                                     -----------
TOTAL INVESTMENTS - 99.39%
 (cost $25,685,845)(1)                                23,039,122
                                                     -----------
OTHER ASSETS AND LIABILITIES - (.61)%                    141,086
                                                     -----------
TOTAL NET ASSETS - 100.00%                           $23,180,208
                                                     ===========

*Non-income producing

(1) For federal income tax purposes, cost is $26,444,999 and gross unrealized appreciation and depreciation of securities as of December 31, 2002 was $1,861,769 and ($5,267,646), respectively.

(2) Securities and other assets with an aggregate value of $1,590,630 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2002:

                                               Unrealized
                                              Appreciation/
Type                              Contracts  (Depreciation)
-----------------------------------------------------------
S&P MidCap 400 Index (03/03)           7        ($23,600)
S&P MidCap 400 Index Mini (03/03)      1           ($200)

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUTAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS
BALANCED INDEX PORTFOLIO
DECEMBER 31, 2002

                                               SHARES
VALUE
COMMON STOCKS - 51.05%
CONSUMER DISCRETIONARY - 6.85%
*American Greetings                                43
$679
*AOL Time Warner Inc.                           2,961
38,789
*AutoZone Inc.                                     88
6,217
*Bed Bath & Beyond Inc.                           186
6,423
*Best Buy Co., Inc.                               202
4,878
*Big Lots, Inc.                                    73
966
 Black & Decker Corp.                              56
2,402
 Brunswick Corp.                                   58
1,152
 Carnival Corp.                                   400
9,980
 Centex Corp.                                      39
1,958
 Circuit City Group                               134
994
*Clear Channel Communications                     380
14,170
*Comcast Corporation                            1,557
36,698
 Cooper Tire & Rubber                              49
752
*Costco Wholesale Corporation                     295
8,278
 Dana Corp.                                       101
1,188
 Darden Restaurants                               123
2,515
 Delphi Corporation                               372
2,995
 Dillard Inc.                                      62
983
 Dollar General                                   218
2,605
 Dow Jones & Co.                                   59
2,551
 Eastman Kodak                                    205
7,183
*eBay Inc.                                        170
11,529
 Family Dollar Stores                             129
4,026
*Federated Department Stores                      141
4,055
 Ford Motor                                     1,227
11,411
 Fortune Brands, Inc.                             105
4,884
 Gannett Co.                                      176
12,637
 Gap (The)                                        563
8,738
 General Motors                                   387
14,265
 Genuine Parts                                    117
3,604
 Goodyear Tire & Rubber                           103
701
 Harley-Davidson                                  201
9,286
*Harrah's Entertainment                            81
3,208
 Hasbro Inc.                                      114
1,317
 Hilton Hotels                                    243
3,089
 Home Depot                                     1,585
37,977
*International Game Technology                     50
3,796
 Interpublic Group                                199
2,802
 Johnson Controls                                  57
4,570
*Jones Apparel Group                               80
2,835
 KB Home                                           32
1,371
 Knight-Ridder Inc.                                51
3,226
*Kohl's Corp.                                     216
12,085
 Leggett & Platt                                  130
2,917
 Limited Brands, Inc.                             284
3,956
 Liz Claiborne, Inc.                               72
2,135
 Lowe's Cos.                                      506
18,975
 Marriott International                           158
5,193
 Mattel, Inc.                                     281
5,381
 May Department Stores                            204
4,688
 Maytag Corp.                                      52
1,482
 McDonald's Corp.                                 883
14,199
 McGraw-Hill                                      129
7,797
 Meredith Corp.                                    33
1,357
 New York Times                                   112
5,122
 Newell Rubbermaid Co.                            176
5,338
 NIKE Inc.                                        181
8,049
 Nordstrom                                         89
1,688
*Office Depot                                     209
3,085
 Omnicom Group                                    117
7,558
 Penney (J.C.)                                    173
3,981
 Pulte Homes, Inc.                                 27
1,292
 RadioShack Corp                                  123
2,305
*Reebok International                              37
1,088
 Sears, Roebuck & Co.                             233
5,580
 Sherwin-Williams                                 108
3,051
 Snap-On Inc.                                      39
1,096
 Stanley Works                                     58
2,006
*Staples, Inc.                                    320
5,856
*Starbucks Corporation                            242
4,932
 Starwood Hotels & Resorts                        122
2,896
 Target Corp.                                     603
18,090
 Tiffany & Co.                                     96
2,295
 TJX Companies Inc.                               396
7,730
*TMP Worldwide Inc.                                64
724
*Toys R Us, Inc.                                  143
1,430
 Tribune Co.                                      204
9,274
 Tupperware Corp.                                  38
573
*Univision Communications                         142
3,479
 V.F. Corp.                                        75
2,704
*Viacom Inc.                                    1,194
48,667
 Visteon Corp.                                     86
599
 Wal-Mart Stores                                2,999
151,478
 Walt Disney Co.                                1,427
23,274
 Wendy's International                             75
2,030
 Whirlpool Corp.                                   48
2,507
*Yum! Brands, Inc                                 194
4,699


728,324

CONSUMER STAPLES - 4.95%
 Alberto-Culver                                    37
1,865
 Albertson's                                      280
6,233
 Anheuser-Busch                                   598
28,943
 Archer-Daniels-Midland                           437
5,419
 Avon Products                                    157
8,458
*Brown-Forman Corp.                                45
2,941
 Campbell Soup                                    279
6,548
 Clorox Co.                                       155
6,394
 Coca Cola Co.                                  1,697
74,363
 Coca-Cola Enterprises                            278
6,038
 Colgate-Palmolive                                381
19,976
 ConAgra Foods, Inc.                              350
8,754
 Coors (Adolph)                                    24
1,470
 CVS Corp.                                        258
6,442
 General Mills                                    293
13,756
 Gillette Co.                                     721
21,890
 Heinz (H.J.)                                     233
7,659
 Hershey Foods                                     91
6,137
 Kellogg Co.                                      268
9,184
 Kimberly-Clark                                   367
17,421
*Kroger Co.                                       552
8,528
 Pepsi Bottling Group                             188
4,832
 PepsiCo Inc.                                   1,188
50,157
 Philip Morris                                  1,476
59,822
 Procter & Gamble                                 865
74,338
 RJ Reynolds Tobacco                               50
2,106
*Safeway Inc.                                     328
7,662
 Sara Lee Corp.                                   528
11,885
 Supervalu Inc.                                    87
1,436
 Sysco Corp.                                      440
13,108
 UST Inc.                                         107
3,577
 Walgreen Co.                                     666
19,440
 Winn-Dixie                                        96
1,467
 Wrigley (Wm) Jr.                                 150
8,232


526,481

ENERGY - 3.06%
 Amerada Hess                                      60
3,303
 Anadarko Petroleum                               160
7,664
 Apache Corp.                                      88
5,015
 Ashland Inc.                                      47
1,341
 Baker Hughes                                     218
7,017
*BJ Services                                      100
3,231
 Burlington Resources                             142
6,056
 ChevronTexaco Corp.                              712
47,334
 ConocoPhillips                                   437
21,146
 Devon Energy Corp.                                81
3,718
 EOG Resources                                     75
2,994
 Exxon Mobil Corp.                              4,628
161,703
 Halliburton Co.                                  293
5,482
 Kerr-McGee                                        70
3,101
 Marathon Oil Corp.                               206
4,386
*Nabors Industries Ltd.                            98
3,456
*Noble Corporation                                 90
3,164
 Occidental Petroleum                             244
6,942
 Rowan Cos.                                        62
1,407
 Schlumberger Ltd.                                376
15,826
 Sunoco., Inc.                                     59
1,958
 Transocean Inc.                                  184
4,269
 Unocal Corp.                                     161
4,923


325,436

FINANCIALS - 10.48%
 ACE Limited                                      175
5,135
 AFLAC Corporation                                350
10,542
 Allstate Corp.                                   492
18,199
 Ambac Financial Group                             70
3,937
 American Express                                 883
31,214
 American International Group                   1,782
103,089
 AmSouth Bancorporation                           260
4,992
 Aon Corp.                                        169
3,192
 Bank of America Corp.                          1,096
76,249
 Bank of New York                                 488
11,692
 Bank One Corp.                                   792
28,948
 BB&T Corporation                                 259
9,580
 Bear Stearns Cos.                                 73
4,336
 Capital One Financial                            129
3,834
 Charles Schwab                                   947
10,275
 Charter One Financial                            159
4,568
 Chubb Corp.                                      116
6,055
 Cincinnati Financial                             106
3,980
 Citigroup Inc.                                 3,463
121,863
 Comerica Inc.                                    103
4,454
 Countrywide Financial Corp.                       75
3,874
 Equity Office Properties                         275
6,870
 Equity Residential                               200
4,916
 Fannie Mae                                       666
42,844
 Federal Home Loan Mortgage                       460
27,163
 Fifth Third Bancorp                              374
21,898
 First Tennessee National                         100
3,594
 Fleet Boston Financial Group                     714
17,350
 Franklin Resources                               173
5,896
 Golden West Financial                            105
7,540
 Goldman Sachs Group                              285
19,409
 Hartford Financial Services Group                142
6,451
 Household International                          313
8,705
 Huntington Bancshares                            161
3,012
 J.P. Morgan Chase & Co.                        1,332
31,968
 Jefferson-Pilot                                  102
3,887
 John Hancock Financial                           200
5,580
 KeyCorp                                          287
7,215
 Lehman Bros.                                     160
8,526
 Lincoln National                                 127
4,011
 Loews Corp.                                      130
5,780
 Marsh & McLennan                                 356
16,451
 Marshall & Ilsley Corp.                          140
3,833
 MBIA Inc.                                         97
4,254
 MBNA Corp.                                       874
16,623
 Mellon Bank Corp.                                325
8,486
 Merrill Lynch                                    554
21,024
 MetLife Inc.                                     523
14,142
 MGIC Investment                                   70
2,891
 Moody's Corp                                     107
4,418
 Morgan Stanley                                   748
29,860
 National City Corp.                              401
10,955
 North Fork Bancorporation                        110
3,711
 Northern Trust Corp.                             147
5,152
 Plum Creek Timber Co.                            120
2,832
 PNC Bank Corp.                                   192
8,045
 Principal Financial Group                        200
6,026
 Progressive Corp.                                144
7,147
*Providian Financial Corp.                        188
1,220
 Prudential Financial                             350
11,109
 Regions Financial Corp.                          166
5,538
 SAFECO Corp.                                      84
2,912
 Simon Property Group, Inc                        120
4,088
 SLM Corporation                                  104
10,801
 SouthTrust Corp.                                 222
5,517
 St. Paul Cos.                                    140
4,767
 State Street Corp.                               212
8,268
 Stilwell Financial                               147
1,921
 SunTrust Banks                                   200
11,384
 Synovus Financial                                187
3,628
 T. Rowe Price Group                               80
2,182
 Torchmark Corp.                                   85
3,105
*Travelers Property Casualty Corp.                607
8,893
 U.S. Bancorp                                   1,269
26,928
 Union Planters Corporation                       133
3,743
 UNUM Corp.                                       159
2,789
 Wachovia Corp.                                   916
33,379
 Washington Mutual                                588
20,304
 Wells Fargo                                    1,170
54,839
 XL Capital                                        85
6,566
 Zions Bancorp                                     67
2,636


1,114,990

HEALTH CARE - 7.67%
 Abbott Labs                                    1,058
42,320
 Aetna Inc.                                        93
3,824
 Allergan, Inc.                                    86
4,955
 AmerisourceBergen Corp.                           70
3,802
*Amgen Inc.                                       841
40,654
*Anthem, Inc.                                      90
5,661
 Applera Corp-Applied Biosystems Group            138
2,421
 Bard (C.R.) Inc.                                  33
1,914
 Bausch & Lomb                                     35
1,260
 Baxter International Inc.                        384
10,752
 Becton, Dickinson                                167
5,125
*Biogen, Inc.                                      98
3,926
 Biomet, Inc.                                     183
5,245
*Boston Scientific                                270
11,480
 Bristol-Myers Squibb                           1,338
30,975
 Cardinal Health, Inc.                            273
16,159
*Chiron Corporation                               116
4,362
 CIGNA Corp.                                      108
4,441
*Forest Laboratories                              110
10,804
*Genzyme General                                  140
4,140
*Guidant Corp.                                    203
6,263
 HCA Inc.                                         369
15,314
 Health Management Association                    180
3,222
*HEALTHSOUTH Corp.                                255
1,071
*Humana Inc.                                      111
1,110
 IMS Health Inc.                                  196
3,136
 Johnson & Johnson                              2,023
108,655
*King Pharmaceuticals                             145
2,493
 Lilly (Eli) & Co.                                747
47,435
*Manor Care Inc.                                   68
1,265
 McKesson Corp.                                   186
5,028
*MedImmune, Inc.                                  138
3,749
 Medtronic Inc.                                   822
37,483
 Merck & Co.                                    1,578
89,331
*Millipore Corp.                                   30
1,020
 Pfizer, Inc.                                   4,235
129,462
 Pharmacia Corp                                   883
36,909
*Quest Diagnostics                                 60
3,414
*Quintiles Transnational                           76
920
 Schering-Plough                                1,000
22,200
*St Jude Medical                                  110
4,369
 Stryker Corp.                                    125
8,390
*Tenet Healthcare Corp.                           310
5,084
 United Health Group Inc.                         214
17,869
*Watson Pharmaceuticals                            64
1,809
*WellPoint Health Networks                         82
5,835
 Wyeth                                            897
33,548
*Zimmer Holdings                                  133
5,522


816,126

INDUSTRIALS - 5.80%
 3M Company                                       262
32,305
*Allied Waste Industries                          125
1,250
*American Power Conversion Corporation            128
1,939
*American Standard                                 50
3,557
*AMR Corp.                                         99
653
*Apollo Group, Inc.                               125
5,500
 Automatic Data Processing Inc.                   415
16,289
 Avery Dennison Corp.                              74
4,520
 Block H&R                                        130
5,226
 Boeing Company                                   600
19,794
 Burlington Northern Santa Fe                     270
7,023
 Caterpillar Inc.                                 230
10,516
*Cendant Corporation                              627
6,571
 Cintas Corporation                               116
5,307
*Concord EFS Inc.                                 322
5,068
*Convergys Corp.                                  101
1,530
 Cooper Industries, Ltd.                           62
2,260
 Crane Company                                     40
797
 CSX Corp.                                        144
4,077
 Cummins Inc.                                      27
760
 Danaher Corp.                                     94
6,176
 Deere & Co.                                      155
7,107
 Delta Air Lines                                   81
980
 Deluxe Corp.                                      48
2,021
 Donnelley (R.R.) & Sons                           81
1,763
 Dover Corp.                                      134
3,907
 Eaton Corp.                                       48
3,749
 Emerson Electric                                 282
14,340
 Equifax Inc.                                      93
2,152
 Federal Express                                  192
10,410
 First Data                                       546
19,334
*Fiserv, Inc.                                     120
4,074
 Fluor Corp.                                       50
1,400
 General Dynamics                                 133
10,556
 General Electric                               6,781
165,117
 Goodrich Corporation                              67
1,227
 Grainger (W.W.) Inc.                              62
3,196
 Honeywell International Inc.                     528
12,672
 Illinois Tool Works                              199
12,907
 Ingersoll-Rand Co. Ltd.                          107
4,607
 ITT Industries, Inc.                              58
3,520
 Lockheed Martin Corp.                            283
16,343
 Masco Corp.                                      297
6,252
*McDermott International                           40
175
*Navistar International Corp.                      41
997
 Norfolk Southern Corp.                           253
5,057
 Northrop Grumman Corp.                            90
8,723
 PACCAR Inc.                                       76
3,506
 Pall Corp.                                        82
1,368
 Parker-Hannifin                                   74
3,414
 Paychex, Inc.                                    245
6,836
 Pitney-Bowes                                     170
5,552
*Power-One Inc.                                    45
255
 Raytheon Co.                                     225
6,919
*Robert Half International                        111
1,788
 Rockwell Automation, Inc.                        124
2,568
 Rockwell Collins                                 124
2,884
 Ryder System                                      39
875
*Sabre Holding Corp.                               85
1,539
 Southwest Airlines                               492
6,839
 Textron Inc.                                      95
4,084
*Thomas & Betts Corp.                              38
642
 Tyco International                             1,317
22,494
 Union Pacific                                    164
9,819
 United Parcel Service                            680
42,896
 United Technologies                              311
19,263
 Waste Management Inc.                            411
9,420


616,665

INFORMATION TECHNOLOGY - 7.32%
*ADC Telecommunications, Inc.                     528
1,104
 Adobe Systems Incorporated                       158
3,919
*Advanced Micro Devices                           202
1,305
*Agilent Technologies                             299
5,370
*Altera Corporation                               264
3,255
*Analog Devices                                   234
5,586
*Andrew Corp.                                      53
545
*Apple Computer, Inc.                             215
3,081
*Applied Materials, Inc.                        1,068
13,916
*Applied Micro Circuits                           202
745
 Autodesk, Inc.                                    78
1,115
*Avaya Inc.                                       179
439
*BMC Software                                     161
2,755
*Broadcom Corporation                             142
2,139
*CIENA Corporation                                215
1,105
*Cisco Systems, Inc.                            4,925
64,518
*Citrix Systems, Inc.                             122
1,503
 Computer Associates International                389
5,252
*Computer Sciences Corp.                          111
3,824
*Compuware Corporation                            238
1,142
*Comverse Technology, Inc.                        101
1,012
*Corning Inc.                                     729
2,413
*Dell Computer Corporation                      1,770
47,330
*Electronic Arts Inc.                             100
4,977
 Electronic Data Systems                          308
5,676
*EMC Corp.                                      1,497
9,192
*Gateway Inc.                                     213
669
 Hewlett-Packard                                2,088
36,248
 Intel Corporation                              4,605
71,700
 International Business Machines                1,172
90,830
*Intuit Inc.                                      127
5,959
*Jabil Circuit                                    143
2,563
*JDS Uniphase Corporation                         873
2,156
*KLA-Tencor Corporation                           123
4,351
*Lexmark International Inc                         85
5,143
 Linear Technology Corporation                    206
5,298
*LSI Logic                                        242
1,396
*Lucent Technologies                            2,285
2,879
 Maxim Integrated Products, Inc.                  187
6,178
*Mercury Interactive Corporation                   53
1,571
*Micron Technology                                367
3,575
*Microsoft Corporation                          3,611
186,684
 Molex Incorporated                               130
2,995
 Motorola Inc.                                  1,495
12,932
*National Semiconductor                           117
1,756
*NCR Corp.                                         63
1,496
*Network Appliance, Inc.                          201
2,010
*Novell Inc.                                      218
728
*Novellus Systems, Inc.                            86
2,415
*NVIDIA Corporation                               100
1,151
*Oracle Corporation                             3,830
41,364
*Parametric Technology Corp.                      182
459
*PeopleSoft, Inc.                                 182
3,331
 PerkinElmer                                       64
528
*PMC-Sierra Inc.                                  102
567
*QLogic Corporation                                50
1,726
*QUALCOMM Incorporated                            490
17,831
*Rational Software                                150
1,559
*Sanmina-SCI Corporation                          346
1,554
 Scientific-Atlanta                               105
1,245
*Siebel Systems, Inc.                             294
2,199
*Solectron                                        564
2,002
*Sun Microsystems, Inc.                         2,203
6,851
*SunGard Data Systems                             170
4,005
 Symbol Technologies                              135
1,110
*Tektronix Inc.                                    64
1,164
*Tellabs, Inc.                                    271
1,970
*Teradyne Inc.                                    114
1,483
 Texas Instruments                              1,184
17,772
*Thermo Electron                                  114
2,294
*Unisys Corp.                                     206
2,039
*VERITAS Software Corporation                     258
4,030
*Waters Corporation                               100
2,178
*Xerox Corp.                                      440
3,542
*Xilinx, Inc.                                     212
4,367
*Yahoo! Inc.                                      359
5,870


778,941

MATERIALS - 1.45%
 Air Products & Chemicals                         152
6,498
 Alcoa Inc                                        571
13,007
 Allegheny Technologies Inc                        55
343
 Ball Corp.                                        40
2,048
 Bemis Company                                     35
1,737
 Boise Cascade                                     38
958
 Dow Chemical                                     590
17,523
 Du Pont (E.I.)                                   693
29,382
 Eastman Chemical                                  51
1,875
 Ecolab Inc.                                       86
4,257
 Engelhard Corp.                                   84
1,877
*Freeport-McMoran Copper & Gold                   106
1,779
 Georgia-Pacific Group                            154
2,489
 Great Lakes Chemical Corp.                        36
860
*Hercules, Inc.                                    71
625
 International Flavors & Fragrances                68
2,387
 International Paper                              319
11,155
*Louisiana-Pacific Corp.                           69
556
 MeadWestvaco Corporation                         132
3,262
 Monsanto Co.                                     150
2,888
 Newmont Mining Corp.                             261
7,577
 Nucor Corp.                                       56
2,313
*Pactiv Corp.                                     112
2,448
*Phelps Dodge                                      52
1,646
 PPG Industries                                   115
5,767
 Praxair, Inc.                                    104
6,008
 Rohm & Haas                                      144
4,677
*Sealed Air Corp.                                  55
2,052
 Sigma-Aldrich Corporation                         56
2,727
 Temple-Inland                                     35
1,568
 United States Steel Corp.                         58
761
 Vulcan Materials                                  67
2,513
 Weyerhaeuser Corp.                               154
7,578
 Worthington Industries Inc.                       57
869


154,010

TELECOMMUNICATION SERVICES - 2.14%
 ALLTEL Corp.                                     208
10,608
 AT&T Corp.                                       499
13,029
*AT&T Wireless Services                         1,804
10,193
 BellSouth                                      1,278
33,062
 Century Telephone                                 93
2,732
*Citizens Communications                          171
1,804
*Nextel Communications, Inc.                      611
7,057
*Qwest Communications International             1,133
5,665
 SBC Communications Inc.                        2,259
61,241
 Sprint Corp. FON                                 580
8,398
*Sprint Corp. PCS                                 638
2,794
 Verizon Communications                         1,847
71,572


228,155

UTILITIES - 1.33%
*AES Corp.                                        360
1,087
 Allegheny Energy                                  70
529
 Ameren Corporation                                91
3,783
 American Electric Power                          213
5,821
*Calpine Corp.                                    200
652
 CenterPoint Energy                               195
1,658
 CINergy Corp.                                    105
3,541
 CMS Energy                                        80
755
 Consolidated Edison                              140
5,995
 Constellation Energy Group                        99
2,754
 Dominion Resources                               157
8,619
 DTE Energy Co.                                    94
4,362
 Duke Energy                                      486
9,496
 Dynegy Inc.                                      201
237
*Edison International                             220
2,607
 El Paso Corp.                                    326
2,269
 Entergy Corp.                                    152
6,930
 Exelon Corp.           215           11,346
 FirstEnergy Corp.           205           6,759
 FPL Group           118           7,095
 Keyspan Energy           93           3,277
 Kinder Morgan           65           2,748
*Mirant Corporation           224           423
 NICOR Inc.           31           1,055
 NiSource Inc.           139           2,780
 Peoples Energy           23           889
*PG&E Corp.           255           3,545
 Pinnacle West Capital           56           1,909
 PPL Corp.           95           3,295
 Progress Energy, Inc.           138           5,982
 Progress Energy, Inc. - CVO           65             8
 Public Serv. Enterprise Inc.           143           4,590
 Sempra Energy           135           3,193
 Southern Co.           463           13,145
 TECO Energy           100           1,547
 TXU Corp.           174           3,250
 Williams Cos.           347           937
 Xcel Energy Inc           223           2,454
                      141,322


 Total Common Stocks
         (cost $7,626,861)                      5,430,450

UNIT INVESTMENT TRUST - 2.45%
 S&P 500 Depositary Receipt           2,962           260,844

 Total Unit Investment Trust (cost $254,776)
260,844

           PRINCIPAL           VALUE
U.S. TREASURY OBLIGATIONS - 10.56%
U.S. TREASURY NOTES - 10.56%
 6.500% due 05/15/05           $             200,000           $
222,008
 5.500% due 05/15/09           100,000           113,457
 5.750% due 08/15/10           80,000           91,981
 4.375% due 08/15/12           275,000           287,450
 6.125% due 11/15/27           350,000           408,939


 Total U.S. Treasury Obligations
        (cost $1,042,892)                            1,123,835

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 5.34%

FEDERAL HOME LOAN MORTGAGE
     CORPORATION
 5.750% due 07/15/03           555,000           568,287

 Total U.S. Government Agency
 Obligations (cost $553,875)                      568,287


MORTGAGE-BACKED SECURITIES - 10.70%

FEDERAL HOME LOAN MORTGAGE
      CORPORATION
 FNCL (7.000% due 07/01/29)           858,461           903,718
 FNCL (6.000% due 06/01/16)           224,486           234,996


 Total Mortgage-Backed Securities
       (cost $1,086,215)                      1,138,714


CORPORATE BONDS - 13.16%

BANK,BANK HOLDING COMPANIES &
      OTHER BANK SERVICES - 3.73%
 Household Finance Corp.(5.875% due 02/01/09)           230,000
236,073
 Key Bank (5.000% due 07/17/07)           150,000
159,801
                      395,874

CAPITAL GOODS - 1.04%
 Honeywell International (7.500% due 03/01/10)           50,000
58,431
 Masco Corp. ( 5.875% due 07/15/12)           50,000
52,586
                      111,017

CONSUMER CYCLICALS - 1.64%
 Amgen (6.500% due 12/01/07)           50,000           55,325
 Ford Motor Credit Corp. (6.375% due 02/01/29)           154,000
118,710
                      174,035

CONSUMER NON-DURABLE - .76%
 Campbell Soup Co. (5.500% due 03/15/07)           75,000
81,101


MANUFACTURING - 3.23%
 Champion International Corp.(7.200% due 11/01/26)
138,000           157,040
 Rohm & Haas Co.(6.950% due 07/15/04)           100,000
106,686
 Weyerhauser Co. (5.950% due 11/01/08)           75,000
80,062
                      343,788

TELECOMMUNICATION - 2.76%
 Citizen Communications (9.250% due 05/15/11)           200,000
238,203
 Public Services Inc. (6.625% due 02/15/11)           50,000
55,808
                      294,011

 Total Corporate Bonds (cost $1,289,281)
1,399,826


SHORT-TERM INVESTMENTS - 6.78%(2)
NORTHERN TRUST DIVERSIFIED ASSETS PORTFOLIO - 1.15%
122,151           122,151

U.S. TREASURY BILL - 5.63%
 U.S. Treasury Bill
      (1.370% due 03/20/03)           600,000           598,462

 Total Short-Term Investments (cost $720,613)
720,613

TOTAL INVESTMENTS - 100.04%
 (cost $12,574,513)(1)                      10,642,569

OTHER ASSETS AND LIABILITIES - (.04%)
(4,175)

TOTAL NET ASSETS - 100.00%                      $
10,638,394


*Non-income producing

(1)For federal income tax purposes, cost is $12,636,413 and gross unrealized appreciation and depreciation of securities as of December 31, 2002 was $554,700 and ($2,548,542),
respectively.

(2)Securities and other assets with an aggregate value of $659,175 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2002:

                      Unrealized
                      Appreciation/
 Type           Contracts           (Depreciation)
 S&P 500 Index (03/03)           3           ($20,438)


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS
NASDAQ-100 INDEX PORTFOLIO
DECEMBER 31, 2002

                                           SHARES         VALUE
                                           --------------------
COMMON STOCKS - 88.04%
BASIC INDUSTRIES - .81%
 Sigma-Aldrich Corporation                     756      $36,817
*Smurfit-Stone Container Corporation         2,645       40,709
                                                      ---------
                                                         77,526
                                                      ---------
CAPITAL GOODS - 2.39%
 Maxim Integrated Products, Inc.             4,919      162,524
 PACCAR Inc.                                 1,441       66,473
                                                      ---------
                                                        228,997
                                                      ---------
CONSUMER DURABLES - .29%
*Gentex Corporation                            889       28,128
                                                      ---------

CONSUMER NON-DURABLES - 1.09%
 Cintas Corporation                          2,282      104,402
                                                      ---------

CONSUMER SERVICES - 15.01%
*Amazon.com, Inc.                            2,836       53,572
*Apollo Group, Inc.                          1,984       87,296
*Bed Bath & Beyond Inc.                      4,273      147,547
*CDW Computer Centers, Inc.                    979       42,929
*Comcast Corporation                        10,562      248,946
*Costco Wholesale Corporation                2,670       74,920
*Dollar Tree Stores, Inc.                    1,231       30,246
*eBay Inc.                                   2,575      174,637
 Fastenal Company                              818       30,585
*Henry Schein, Inc.                            460       20,700
*Lamar Advertising Company                     903       30,386
*PanAmSat Corporation                        2,244       32,852
*PETsMART, Inc.                              1,525       26,123
 Ross Stores, Inc.                             858       36,371
*Staples, Inc.                               3,460       63,318
*Starbucks Corporation                       6,122      124,767
*TMP Worldwide Inc.                          1,356       15,336
*USA Interactive                             4,910      112,537
*Whole Foods Market, Inc.                      633       33,378
*Yahoo! Inc.                                 3,158       51,633
                                                      ---------
                                                      1,438,079
                                                      ---------
ENERGY - .29%
*Patterson-UTI Energy, Inc.                    906       27,334
                                                      ---------

HEALTH CARE - 13.38%
*Amgen Inc.                                  6,699       323,830
*Biogen, Inc.                                2,050       82,123
 Biomet, Inc.                                3,894      111,602
*Cephalon, Inc.                                560       27,254
*Chiron Corporation                          2,893      108,777
 DENTSPLY International Inc.                   834       31,025
*Express Scripts, Inc.                         804       38,624
*First Health Group Corp.                    1,188       28,928
*Genzyme General                             3,022       89,359
*Gilead Sciences, Inc.                       2,188       74,392
*Human Genome Sciences, Inc.                 1,421       12,519
*ICOS Corporation                              699       16,364
*IDEC Pharmaceuticals Corporation            1,857       61,597
*Invitrogen Corporation                        541       16,928
*Lincare Holdings Inc.                       1,160       36,679
*MedImmune, Inc.                             2,975       80,831
*Millennium Pharmaceuticals, Inc.            3,528       28,012
*Patterson Dental Company                      736       32,193
 Teva Pharmaceutical Industries Limited      2,111       81,506
                                                      ---------
                                                      1,282,543
                                                      ---------
PUBLIC UTILITIES - 1.63%
*Nextel Communications, Inc.                13,488      155,786
                                                      ---------

TECHNOLOGY - 52.17%
*ADC Telecommunications, Inc.               10,997       22,984
 Adobe Systems Incorporated                  2,564       63,590
*Altera Corporation                          5,847       72,094
*American Power Conversion Corporation       2,191       33,194
*Apple Computer, Inc.                        5,586       80,047
*Applied Materials, Inc.                     9,646      125,687
*BEA Systems, Inc.                           4,024       46,155
*Broadcom Corporation                        2,004       30,180
*Brocade Communications Systems, Inc.        2,654       10,988
*Check Point Software Technologies Ltd.      2,653       34,409
*CIENA Corporation                           5,676       29,175
*Cisco Systems, Inc.                        28,727      376,324
*Citrix Systems, Inc.                        2,281       28,102
*Compuware Corporation                       2,823       13,550
*Comverse Technology, Inc.                   2,137       21,413
*Dell Computer Corporation                  10,603      283,524
*EchoStar Communications Corporation         2,835       63,107
*Electronic Arts Inc.                        1,598       79,532
*Fiserv, Inc.                                2,597       88,168
*Flextronics International Ltd.              6,172       50,549
 Intel Corporation                          25,815      401,940
*Intuit Inc.                                 2,869      134,613
*JDS Uniphase Corporation                   17,640       43,571
*Juniper Networks, Inc.                      2,712       18,442
*KLA-Tencor Corporation                      2,551       90,229
 Linear Technology Corporation               4,637      119,264
*LM Ericsson Telephone Company               1,374        9,261
*Mercury Interactive Corporation               969       28,731
 Microchip Technology Incorporated           1,879       45,942
*Microsoft Corporation                      20,470    1,058,299
 Molex Incorporated                          1,079       24,860
*Network Appliance, Inc.                     4,017       40,170
*Novellus Systems, Inc.                      1,698       47,680
*NVIDIA Corporation                          1,856       21,363
*Oracle Corporation                         24,742      267,214
 Paychex, Inc.                               3,822      106,634
*PeopleSoft, Inc.                            4,975       91,043
*Pixar                                         586       31,052
*QLogic Corporation                          1,052       36,305
*QUALCOMM Incorporated                      10,522      382,892
*RF Micro Devices, Inc.                      2,252       16,507
*Sanmina-SCI Corporation                     5,879       26,397
*Siebel Systems, Inc.                        6,304       47,154
*Sun Microsystems, Inc.                     15,136       47,073
*Symantec Corporation                        1,649       66,801
*Synopsys, Inc.                                756       34,889
*Tellabs, Inc.                               2,480       18,030
*VeriSign, Inc.                              2,472       19,825
*VERITAS Software Corporation                4,543       70,962
*Xilinx, Inc.                                4,874      100,404
                                                      ---------
                                                      5,000,319
                                                      ---------
TRANSPORTATION - .98%
 C.H. Robinson Worldwide, Inc.                 939       29,297
 Expeditors International of Washington Inc  1,153       37,645
*Ryanair Holdings                              682       26,707
                                                      ---------
                                                         93,649
                                                      ---------
      Total Common Stocks
           (cost $15,584,362)                         8,436,763
                                                      ---------
UNIT INVESTMENT TRUST(2) - 2.43%
*Nasdaq 100 Shares                           9,554      232,831
                                                      ---------
      Total Unit Investment Trust
           (cost $234,477)                              232,831
                                                      ---------
</caption>
                                             PRINCIPAL
VALUE
SHORT-TERM INVESTMENTS(2) - 6.74%
NORTHERN TRUST
 DIVERSIFIED ASSETS PORTFOLIO - 3.20%      $307,030    $307,030
                                                     ----------
U.S. TREASURY BILL - 3.54%
 (1.370% due 03/20/03)                      340,000     339,129
                                                     ----------
      Total Short-Term Investments
           (cost $339,129)                              646,159

                                                     ----------
TOTAL INVESTMENTS - 97.21%
 (cost $16,464,998)(1)                                9,315,753
                                                     ----------
OTHER ASSETS AND LIABILITIES(2) - 2.79%                 267,110
                                                     ----------
TOTAL NET ASSETS - 100.00%                           $9,582,863
                                                     ----------

*Non-income producing

(1) For federal income tax purposes, cost is $17,233,418 and gross unrealized appreciation and depreciation of securities as of December 31, 2002 was $331,327 and ($8,248,992), respectively.

(2) Securities and other assets with an aggregate value of $927,780 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2002:

                                            Unrealized
                                           Appreciation/
Type                          Contracts   (Depreciation)
--------------------------------------------------------
Nasdaq-100 Index (03/03)          9         ($46,260)
Nasdaq-100 Index Mini (03/03)     2          ($1,010)

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
DECEMBER 31, 2002

                                               SHARES
VALUE
COMMON STOCKS - 81.82%
BASIC MATERIALS - 2.96%
 A. Schulman Inc.                                 642
$11,948
*Airgas Inc.                                      962
16,595
 AMCOL International Corp.                        431
2,500
 Arch Chemicals Inc.                              436
7,957
*Brush Engineered Materials Inc.                  362
1,991
*Buckeye Technologies Inc.                        524
3,223
*Cabot Microelectronics Corp.                     378
17,842
*Caraustar Industries Inc.                        440
4,171
 Carpenter Technology Corp.                       417
5,192
 Century Aluminum Co.                             257
1,904
*Cleveland-Cliffs Inc.                            193
3,831
 Crompton Corporation                           1,894
11,269
*Cytec Industries Inc.                            662
18,059
 Deltic Timber Corp.                              215
5,741
 Ferro Corp.                                      541
13,217
*FMC Corp.                                        439
11,993
 Georgia Gulf Corp.                               458
10,598
 Gibraltar Steel Corp.                            184
3,503
 Glatfelter                                       214
2,816
 Great Lakes Chemical Corp.                       624
14,901
 H.B. Fuller Co.                                  473
12,241
*Hecla Mining Co.                               1,248
6,315
*International Specialty Products Inc.            230
2,348
*Liquidmetal Technologies                         109
1,121
*Longview Fibre Co.                               853
6,167
*Louisiana-Pacific Corp.                        1,745
14,065
 MacDermid Inc.                                   432
9,871
*Material Sciences Corp.                          222
2,873
 Millennium Chemicals Inc.                      1,050
9,996
 Minerals Technologies Inc.                       444
19,159
 NL Industries Inc.                               185
3,145
 Octel Corp.                                      214
3,381
 Olin Corp.                                       866
13,466
*Omnova Solutions Inc.                            661
2,664
*Oregon Steel Mills Inc.                          561
2,255
 Penford Corp.                                    166
2,339
 PolyOne Corp.                                  1,313
5,147
 Pope & Talbot Inc.                               340
4,848
 Potlatch Corp.                                   474
11,319
 Quaker Chemical Corp.                            168
3,898
 Reliance Steel & Aluminum Co.                    395
8,232
 Roanoke Electric Steel Corp.                     213
2,024
 Rock-Tenn Co.                                    245
3,303
 Royal Gold Inc.                                  272
6,779
*RTI International Metals Inc.                    452
4,565
 Ryerson Tull Inc.                                485
2,959
 Schnitzer Steel Industries Inc.                   89
1,860
 Schweitzer-Mauduit International Inc.            324
7,938
 Solutia Inc.                                   1,748
6,345
 Southern Peru Copper Corp.                       306
4,406
 Spartech Corp.                                   320
6,602
*Steel Dynamics Inc.                              532
6,400
 Stepan Co.                                       138
3,450
*Stillwater Mining Co.                            719
3,847
*Symyx Technologies Inc.                          498
6,270
*Terra Industries Inc.                            846
1,294
 Tremont Corp.                                     28
834
 USEC Inc.                                      1,355
8,157
 Valhi Inc.                                       357
2,963
*W.R. Grace & CO.                               1,424
2,791
 Wausau-Mosinee Paper Corp.                       605
6,788
 Wellman Inc.                                     532
7,177
                                                           -----
-----

410,853
                                                           -----
-----
COMMUNICATIONS - 6.64%
*1-800 Contacts Inc.                              115
3,171
*1-800-FLOWERS.COM Inc.                           269
1,681
*4 Kids Entertainment Inc.                        207
4,571
*Acacia Research -- Acacia Technologies           427
1,029
*ACME Communications Inc.                         201
1,602
*Acterna Corp.                                    581
93
*Adtran Inc.                                      440
14,476
*Advo Inc.                                        410
13,460
*Aeroflex Inc.                                  1,002
6,914
*Aether Systems Inc.                              785
2,952
*Agile Software Corp.                             820
6,347
*AirGate PCS Inc.                                 532
330
*Akamai Technologies Inc.                       2,139
3,700
*Alamosa Holdings Inc.                          1,602
833
*Alaska Communications Systems Group Inc.         135
248
*Allegiance Telecom Inc.                        2,243
1,503
*Allen Telecom Inc.                               598
5,663
*Alloy Inc.                                       520
5,694
*American Tower Corp.                           2,695
9,513
*Anaren Microwave Inc.                            488
4,294
*Anixter International Inc.                       521
12,113
*answerthink Inc.                               1,019
2,548
*APAC Customer Services Inc.                      561
1,313
*Ariba Inc.                                     5,708
14,156
*Arris Group Inc.                               1,422
5,077
*Asiainfo Holdings Inc.                           629
3,988
*Aspect Communications Corp.                    1,142
3,243
*At Road Inc.                                     456
1,883
*Audiovox Corp.                                   364
3,764
*Avanex Corp.                                   1,272
1,333
*Avenue A Inc.                                    754
2,187
*Avocent Corp.                                    693
15,398
*Beasley Broadcast Group Inc.                     127
1,519
 Black Box Corp.                                  440
19,712
*Boston Communications Group Inc.                 279
3,546
*Broadwing Inc.                                 3,195
11,246
*Cable Design Technologies Corp.                  740
4,366
*C-COR.net Corp.                                  684
2,271
*Centennial Communications Corp.                  218
569
*Centillium Communications Inc.                   603
1,363
*Chordiant Software Inc.                          776
1,117
*ClearOne Communications Inc.                     159
708
*CNET Networks Inc.                             2,698
7,312
*Commonwealth Telephone Enterprises Inc.          236
8,458
*CommScope Inc.                                 1,110
8,769
*Computer Network Technology Corp.                624
4,430
 Courier Corp.                                     80
3,667
*Cross Media Marketing Corp.                      182
100
*Crown Castle International Corp.               3,413
12,799
*Crown Media Holdings Inc.                        544
1,229
 CT Communications Inc.                           365
4,125
*Digital Insight Corp.                            471
4,093
*Digital River Inc.                               582
6,955
*Digitas Inc.                                     203
702
*Dobson Communications Corp.                      460
1,017
*DoubleClick Inc.                               1,978
11,195
*drugstore.com Inc.                               566
1,358
*E.piphany Inc.                                 1,362
5,680
*EarthLink Inc.                                 2,086
11,369
*EMS Technologies Inc.                            228
3,559
*Enterasys Networks Inc.                        3,511
5,477
*Entrust Inc.                                   1,042
3,501
*eResearch Technology Inc.                        175
2,931
*eSpeed Inc.                                      489
8,284
*eUniverse Inc.                                   260
1,477
*Extreme Networks Inc.                          1,717
5,615
*F5 Networks Inc.                                 482
5,177
*Finisar Corp.                                  2,219
2,108
 Fisher Communications Inc.                       107
5,641
*Foundry Networks Inc.                          1,435
10,102
*FreeMarkets Inc.                                 855
5,505
*General Communications Inc.                      899
6,032
*Golden Telecom Inc.                              258
3,264
*Gray Television, Inc.                            193
2,287
 Grey Global Group Inc.                            16
9,778
*GSI Commerce Inc.                                406
1,482
*Harmonic Inc.                                  1,295
2,979
*Harris Interactive Inc.                          804
2,372
 Hickory Tech Corp.                               304
2,897
 Hollinger International Inc.                     865
8,788
*Homestore Inc.                                 1,682
1,430
*Hypercom Corp.                                   735
2,742
*I-Many Inc.                                      877
1,245
*Inet Technologies Inc.                           255
1,556
*Infonet Services Corp.                         1,364
2,701
*Information Holdings Inc.                        222
3,445
*Inktomi Corp.                                  3,160
5,056
*INRANGE Technologies Corp.                       189
444
*Insight Communications Co. Inc.                  689
8,530
*InterDigital Communications Corp.                907
13,206
*Interland, Inc.                                2,042
2,655
*Internet Security Systems Inc.                   635
11,640
*Interwoven Inc.                                2,305
5,993
*Intrado Inc.                                     331
3,244
*ITXC Corp.                                       413
958
*Ixia                                             467
1,705
*j2 Global Communications Inc.                    109
2,075
*Journal Register Co.                             454
8,072
*Keynote Systems Inc.                             523
4,038
*LendingTree Inc.                                 143
1,842
*Liberate Technologies                          2,323
3,322
 Liberty Corp.                                    366
14,201
*Lightbridge Inc.                                 614
3,776
*LodgeNet Entertainment Corp.                     239
2,553
*LookSmart Ltd.                                 1,486
3,685
*Martha Stewart Living Omnimedia Inc.             217
2,142
*MasTec Inc.                                      437
1,289
*MatrixOne Inc.                                 1,021
4,390
*Mediacom Communications Corp.                  1,166
10,272
*Metro One Telecommunications Inc.                403
2,599
*MRV Communications Inc.                        1,970
2,108
*Neoforma Inc.                                    163
1,948
*Net.Bank Inc.                                    816
7,899
*Net2Phone Inc.                                   385
1,559
*Netegrity Inc.                                   583
1,897
*Netflix Inc.                                     120
1,321
*NetRatings Inc.                                  166
1,195
*Netro Corp.                                      836
2,282
*New Focus Inc.                                 1,447
5,556
*Newport Corp.                                    632
7,938
*Next Level Communications Inc.                   360
292
*Nextel Partners Inc.                           1,470
8,923
*NIC Inc.                                         523
753
 North Pittsburgh Systems Inc.                    326
4,444
*Openwave Systems Inc.                          3,783
7,566
*Oplink Communications Inc.                     2,233
1,764
*Optical Communications Products Inc.             325
351
*Overstock.com Inc.                                65
845
*Overture Services Inc.                           851
23,241
*Paradyne Networks Inc.                           597
764
*Paxson Communications Corp.                      669
1,378
*PC-Tel Inc.                                      436
2,956
*Penton Media Inc.                                324
220
*Plantronics Inc.                                 630
9,532
*Playboy Enterprises Inc.                         303
3,069
*Portal Software Inc.                           2,595
2,097
*Powerwave Technologies Inc.                    1,091
5,891
*Price Communications Corp.                       804
11,119
*priceline.com Inc.                             2,111
3,378
*PRIMEDIA Inc.                                  2,839
5,848
*Private Media Group Inc.                         313
1,017
*ProQuest Co.                                     301
5,900
*Proxim Corp.                                   1,989
1,730
*PTEK Holdings Inc.                             1,026
4,514
 Pulitzer Inc.                                    194
8,720
*QRS Corp.                                        296
1,954
*Quovadx Inc.                                     455
1,101
*R.H. Donnelley Corp.                             457
13,395
*Raindance Communications Inc.                    940
3,036
*RCN Corp.                                      1,284
681
*Regent Communications Inc.                       580
3,428
*Register.com Inc.                                642
2,889
*Remec Inc.                                     1,227
4,761
*Riverstone Networks Inc.                       2,636
5,588
*RMH Teleservices Inc.                            254
2,667
*RSA Security Inc.                                981
5,876
*S1 Corp.                                       1,182
5,272
*Safeguard Scientifics Inc.                     2,597
3,532
*Saga Communications Inc.                         324
6,156
*Salem Communications Corp.                       190
4,744
*Sapient Corp.                                  1,767
3,622
*Secure Computing Corp.                           637
4,083
*SeeBeyond Technology Corp.                     1,135
2,758
 Shenandoah Telecommunications Co.                 71
3,473
*Sinclair Broadcast Group Inc.                    513
5,966
*Sirius Satellite Radio Inc.                    1,500
960
*SITEL Corp.                                    1,230
1,476
*Somera Communications Inc.                       682
1,841
*SonicWALL Inc.                                 1,111
4,033
*Sonus Networks Inc.                            3,017
3,017
*Spanish Broadcasting System Inc.                 785
5,652
*SpectraLink Corp.                                365
2,621
*Stamps.com Inc.                                  762
3,559
*Stratex Networks, Inc.                         1,792
3,960
*Stratos Lightwave Inc.                           158
695
 SureWest Communications                          289
10,751
*Sycamore Networks Inc.                         2,654
7,670
*Talk America Holdings Inc.                       499
2,794
*Tekelec                                          774
8,088
*Tellium Inc.                                   1,696
1,085
*Terayon Communication Systems Inc.             1,414
2,899
*Thomas Nelson Inc.                               174
1,743
*TIBCO Software Inc.                            1,338
8,269
*Time Warner Telecom Inc.                         926
1,954
*Tollgrade Communications Inc.                    276
3,237
*Touch America Holdings Inc.                    2,256
880
*Triton PCS Holdings Inc.                         423
1,662
*TriZetto Group Inc.                              657
4,034
*Turnstone Systems Inc.                           764
2,063
*UbiquiTel Inc.                                 1,275
510
*United Online Inc.                               452
7,205
*US Unwired Inc.                                1,935
948
 Value Line Inc.                                   30
1,303
*ValueClick Inc.                                1,494
4,168
*ValueVision Media Inc.                           438
6,561
*Verity Inc.                                      480
6,428
*ViaSat Inc.                                      401
4,628
*Vignette Corp.                                 3,921
4,811
*Vitria Technology Inc.                         1,613
1,210
*WatchGuard Technologies Inc.                     572
3,650
*WebEx Communications, Inc.                       386
5,790
*webMethods Inc.                                  752
6,181
*Websense Inc.                                    358
7,649
*Western Wireless Corp.                         1,159
6,143
*World Wrestling Entertainment Inc.               217
1,747
 WorldCom Inc.-MCI Group                            4
1
*XM Satellite Radio Holdings Inc.               1,179
3,172
*Young Broadcasting Inc.                          302
3,977
                                                           -----
-----

920,836
                                                           -----
-----
CONSUMER CYCLICAL - 10.38%
*7-Eleven Inc.                                    504
3,780
*A.C. Moore Arts & Crafts Inc.                    264
3,355
 Action Performance Cos.                          339
6,441
 Advanced Marketing Services Inc.                 305
4,484
*Aeropostale Inc.                                 272
2,875
*AFC Enterprises Inc.                             310
6,513
*Aftermarket Technology Corp.                     165
2,393
*AirTran Holdings Inc.                          1,370
5,343
*Alaska Air Group Inc.                            402
8,703
*Alliance Gaming Corp.                            706
12,023
*Ambassadors Group Inc.                           121
1,566
*AMC Entertainment Inc.                           571
5,053
 American Woodmark Corp.                          100
4,750
*Ameristar Casinos Inc.                           225
3,173
 Angelica Corp.                                   188
3,882
*AnnTaylor Stores Corp.                           734
14,988
*Applica Inc.                                     351
1,755
 Arctic Cat Inc.                                  347
5,552
*Argosy Gaming Co.                                415
7,856
*Asbury Automotive Group Inc.                     167
1,404
*Ascent Media Group, Inc.                         105
118
*Atlantic Coast Airlines Holdings Inc.            678
8,156
*Aviall Inc.                                      405
3,260
*Aztar Corp.                                      571
8,154
*Bally Total Fitness Holding Corp.                515
3,651
 Bandag Inc.                                      245
9,477
 Bassett Furniture Industries Inc.                219
3,136
*Beazer Homes USA Inc.                            259
15,695
*bebe Stores Inc.                                  95
1,273
*Bell Microproducts Inc.                          378
2,094
*Benihana Inc.                                    102
1,377
 Blair Corp.                                      174
4,058
 Bob Evans Farms Inc.                             583
13,613
*Boca Resorts Inc.                                476
5,093
*Bombay Co.                                       719
3,595
*Boyd Gaming Corp.                                518
7,278
*Boyds Collection Ltd.                            386
2,567
*Brookstone Inc.                                  184
2,661
 Brown Shoe Co. Inc.                              382
9,103
*BUCA Inc.                                        330
2,746
*Buckle Inc.                                      153
2,754
 Building Materials Holding Corp.                 265
3,790
 Burlington Coat Factory Warehouse Corp.          389
6,983
 Bush Industries Inc.                             184
891
*Cache Inc.                                        56
773
*California Pizza Kitchen Inc.                    308
7,762
*Carmike Cinemas Inc.                              48
943
 Casey's General Stores Inc.                      649
7,924
 Cash America International Inc.                  477
4,541
 Cato Corp.                                       317
6,844
*Champion Enterprises Inc.                      1,059
3,018
*Championship Auto Racing Teams Inc.              234
866
*Champps Entertainment Inc.                       180
1,712
*Charlotte Russe Holding Inc.                     163
1,729
*Charming Shoppes Inc.                          1,792
7,491
*Checkers Drive-In Restaurants Inc.               161
1,008
*Cherokee Inc.                                    103
1,504
*Chicago Pizza & Brewery Inc.                     229
1,580
*Children's Place Retail Stores Inc.              249
2,649
*Choice Hotels International Inc.                 373
8,467
*Christopher & Banks Corp.                        391
8,113
 Churchill Downs Inc.                             131
5,002
*CKE Restaurants Inc.                           1,105
4,752
 Claire's Stores Inc.                             706
15,581
 Coachmen Industries Inc.                         313
4,945
*Coldwater Creek Inc.                             103
1,978
*Cole National Corp.                              212
2,417
*Collins & Aikman Corp.                           429
1,909
 CompX International Inc.                          80
670
*Cost Plus Inc.                                   420
12,041
*CSK Auto Corp.                                   458
5,038
*Culp Inc.                                        131
1,114
*Daisytek International Corp.                     385
3,053
*Dave & Buster's Inc.                             239
2,067
 Deb Shops Inc.                                    91
2,021
*dELiA*s Corp.                                    704
317
*Department 56 Inc.                               240
3,096
*DHB Industries Inc.                              291
483
*Dominion Homes Inc.                               45
641
 Dover Downs Gaming & Entertainment Inc.          217
1,973
 Dover Motorsports Inc.                           339
1,576
*Dress Barn Inc.                                  464
6,171
*Duane Reade Inc.                                 471
8,007
*Dura Automotive Systems Inc.                     321
3,223
*Electronics Boutique Holdings Corp.              219
3,462
*Escalade Inc.                                     78
1,560
*ExpressJet Holdings Inc.                         501
5,135
*F A O Inc.                                       362
170
*Factory 2-U Stores Inc.                          281
958
*Finish Line Inc.                                 409
4,315
*Finlay Enterprises Inc.                          116
1,399
*Fleetwood Enterprises Inc.                       760
5,966
*Footstar Inc.                                    437
3,042
 Fred's Inc.                                      370
9,509
 Friedman's Inc.                                  360
3,125
*Frontier Airlines Inc.                           642
4,340
 G&K Services Inc.                                424
15,010
*Galyan's Trading Co. Inc.                        226
2,260
*Gart Sports Co.                                  137
2,651
*Gaylord Entertainment Co.                        368
7,581
*Genesco Inc.                                     437
8,141
*Goody's Family Clothing Inc.                     344
1,527
*Group 1 Automotive Inc.                          407
9,719
*Guess? Inc.                                      163
683
*Guitar Center Inc.                               296
4,902
*Gymboree Corp.                                   399
6,328
 Hancock Fabrics Inc.                             368
5,612
*Handleman Co.                                    539
6,199
 Haverty Furniture Cos. Inc.                      332
4,615
*Hibbett Sporting Goods Inc.                      152
3,636
*Hollywood Casino Corp.                           225
2,763
*Hollywood Entertainment Corp.                    880
13,288
*Hot Topic Inc.                                   526
12,035
*Hovnanian Enterprises Inc.                       326
10,334
 Hughes Supply Inc.                               398
10,873
*IHOP Corp.                                       429
10,296
*IMPCO Technologies Inc.                          211
990
*Insight Enterprises Inc.                         884
7,346
 Interface Inc.                                   948
2,910
*Intertan Inc.                                    508
3,632
*Isle of Capri Casinos Inc.                       345
4,568
*J. Jill Group Inc.                               391
5,466
*Jack in the Box Inc.                             615
10,633
*JAKKS Pacific Inc.                               385
5,186
*Johnson Outdoors Inc.                             80
790
*K2 Inc.                                          390
3,666
 Kellwood Co.                                     371
9,646
*Kenneth Cole Productions Inc.                    154
3,126
*Keystone Automotive Industries Inc.              223
3,349
 Kimball International Inc.                       565
8,051
*Kmart Corp.                                    8,318
1,664
 K-Swiss Inc.                                     256
5,558
*La Quinta Corp.                                2,295
10,098
 Landry's Restaurants Inc.                        365
7,753
 Libbey Inc.                                      334
8,684
*Linens 'N Things Inc.                            544
12,294
*Lithia Motors Inc.                               236
3,703
 Lone Star Steakhouse & Saloon Inc.               415
8,026
 Longs Drug Stores Corp.                          514
10,660
*Luby's Inc.                                      488
1,420
 M.D.C. Holdings Inc.                             421
16,107
 M/I Schottenstein Homes Inc.                     262
7,284
*Macrovision Corp.                                713
11,437
*Magna Entertainment Corp.                        962
5,964
 Marcus Corp.                                     428
6,078
 Marine Products Corp.                            143
1,409
*MarineMax Inc.                                   159
1,878
*Marvel Enterprises Inc.                          370
3,323
*Maxwell Shoe Co.                                 298
3,463
*Men's Wearhouse Inc.                             513
8,798
*Meritage Corp.                                   166
5,586
*Mesa Air Group Inc.                              670
2,727
*Mesaba Holdings Inc.                             208
1,273
*Midwest Express Holdings Inc.                    254
1,359
*Mobile Mini Inc.                                 269
4,215
 Modine Manufacturing Co.                         473
8,363
*Modtech Holdings Inc.                            193
1,872
*Monaco Coach Corp.                               398
6,587
*Monarch Casino & Resort Inc.                      70
961
*Mossimo Inc.                                     106
583
*Mothers Work Inc.                                 44
1,550
 Movado Group Inc.                                178
3,348
*Movie Gallery Inc.                               376
4,888
*MTR Gaming Group Inc.                            457
3,638
*Multimedia Games Inc.                            223
6,124
 National Presto Industries Inc.                  102
2,997
*Nautica Enterprises Inc.                         546
6,066
*Nautilus Group Inc.                              499
6,667
*Navigant International Inc.                      263
3,243
 Nu Skin Enterprises Inc.                         737
8,822
*O'Charley's Inc.                                 344
7,062
*OfficeMax Inc.                                 1,922
9,610
 Oneida Ltd.                                      314
3,463
 Oshkosh B'Gosh Inc.                              223
6,255
*Oshkosh Truck Corp.                              326
20,049
 Owens & Minor Inc.                               569
9,343
 Oxford Industries Inc.                           132
3,386
*P.F. Chang's China Bistro Inc.                   351
12,741
*Pacific Sunwear of California Inc.               755
13,347
*Palm Harbor Homes Inc.                           375
6,551
*Panera Bread Co.                                 383
13,332
*Papa John's International Inc.                   294
8,197
*ParkerVision Inc.                                185
1,510
*Party City Corp.                                 128
1,536
*Payless Shoesource Inc.                          375
19,301
*PC Connection Inc.                               143
725
*Pegasus Solutions Inc.                           414
4,152
*Penn National Gaming Inc.                        507
8,041
 Pep Boys-Manny Moe & Jack                        801
9,292
 Phillips-Van Heusen Corp.                        501
5,792
*Pinnacle Entertainment Inc.                      523
3,624
*PriceSmart Inc.                                   82
1,905
*Prime Hospitality Corp.                          752
6,129
*Quaker Fabric Corp.                              254
1,765
*Quiksilver Inc.                                  423
11,277
*Racing Champions Ertl Corp.                      184
2,512
*Rare Hospitality International Inc.              429
11,849
*Raytech Corp.                                    904
5,153
 Regis Corp.                                      722
18,765
*Restoration Hardware Inc.                        388
1,944
*Rex Stores Corp.                                 183
1,868
 Russell Corp.                                    404
6,763
*Ryan's Family Steak Houses Inc.                  739
8,388
*Salton Inc.                                      141
1,356
*ScanSource Inc.                                  105
5,177
*School Specialty Inc.                            321
6,414
*Scientific Games Corp.                           733
5,322
*SCP Pool Corp.                                   444
12,965
*Sharper Image Corp.                              154
2,684
*Shoe Carnival Inc.                               156
2,186
*Shop At Home Inc.                                600
1,602
*Shopko Stores Inc.                               480
5,976
*Shuffle Master Inc.                              387
7,396
*Skechers USA Inc.                                336
2,853
 Skyline Corp.                                    134
3,953
*Smart & Final Inc.                               257
1,336
*Sonic Corp.                                      606
12,417
 Spartan Motors Inc.                              196
2,230
 Speedway Motorsports Inc.                        296
7,631
*Sports Authority Inc.                            711
4,977
*Sports Resorts International Inc.                530
3,111
*Stage Stores Inc.                                434
9,131
 Standard Motor Products Inc.                     150
1,950
 Standard Pacific Corp.                           537
13,291
*Stanley Furniture Co.                            112
2,604
*Station Casinos Inc.                             575
10,178
*Steak N Shake Co.                                493
4,930
*Stein Mart Inc.                                  475
2,898
*Steinway Musical Instruments Inc.                 90
1,464
*Steven Madden Ltd.                               200
3,614
*Strattec Security Corp.                           77
3,691
 Stride Rite Corp.                                864
6,195
*TBC Corp.                                        368
4,420
*Technical Olympic USA Inc.                        21
311
*Tenneco Automotive Inc.                          821
3,317
 Thor Industries Inc.                             332
11,431
*Too Inc.                                         566
13,312
*Topps Co.                                        619
5,385
 Toro Co.                                         268
17,125
*Tower Automotive Inc.                          1,027
4,622
*Tractor Supply Co.                               296
11,130
*Trans World Entertainment Corp.                  362
1,314
*Triarc Cos.                                      289
7,583
*Tropical Sportswear International Corp.           81
727
*Tuesday Morning Corp.                            180
3,078
*Tweeter Home Entertainment Group Inc.            420
2,461
*UAL Corp.                                        931
1,331
*Ultimate Electronics Inc.                        239
2,426
*Unifi Inc.                                       835
4,384
 UniFirst Corp.                                   170
3,434
*United Auto Group Inc.                           367
4,576
*United Stationers Inc.                           500
14,401
*Universal Electronics Inc.                       300
2,922
*Urban Outfitters Inc.                            161
3,795
*US Airways Group Inc.                          1,480
363
*Vail Resorts Inc.                                183
2,776
*Vans Inc.                                        400
2,272
 Virco Manufacturing Corp.                        115
1,173
*Wabash National Corp.                            502
4,207
 Watsco Inc.                                      371
6,077
*WCI Communities                                  150
1,530
*Wesco International Inc.                         307
1,685
*West Marine Inc.                                 225
3,080
*WestPoint Stevens Inc.                           758
447
*Wet Seal Inc.                                    479
5,155
*Whitehall Jewellers Inc.                         243
2,309
*William Lyon Homes Inc.                          108
2,358
*Wilsons The Leather Experts Inc.                 290
1,450
 Winnebago Industries Inc.                        262
10,278
*WMS Industries Inc.                              476
7,130
 Wolverine World Wide Inc.                        694
10,480
 World Fuel Services Corp.                        192
3,936
*Wyndham International Inc.                     3,256
749
*Zomax Inc.                                       639
2,716
                                                           -----
-----

1,438,489
                                                           -----
-----
CONSUMER NON-CYCLICAL - 16.88%
*aaiPharma Inc.                                   242
3,393
 Aaron Rents Inc.                                 287
6,280
*Abgenix Inc.                                   1,303
9,603
*Abiomed Inc.                                     271
986
 ABM Industries Inc.                              628
9,734
*Acacia Research - CombiMatrix                    238
866
*Actrade Financial Technologies Ltd.              149
1
*Administaff Inc.                                 416
2,496
*Adolor Corp.                                     520
7,134
*Advanced Neuromodulation Systems Inc.            193
6,774
*Advanced Tissue Sciences Inc.                  1,591
65
*Advisory Board Co.                               101
3,020
*Aksys Ltd.                                       554
2,936
*Alaris Medical Inc.                              308
1,879
*Albany Molecular Research Inc.                   450
6,656
*Alderwoods Group Inc.                            868
4,105
*Alexion Pharmaceuticals Inc.                     394
5,563
 Alico Inc.                                        74
1,968
*Align Technology Inc.                            718
1,982
*Alkermes Inc.                                  1,186
7,436
*Alliance Imaging Inc.                            253
1,341
*Allos Therapeutics Inc.                          499
3,752
 Alpharma Inc.                                    492
5,860
*American Healthways Inc.                         232
4,060
*American Italian Pasta Co.                       360
12,953
*American Medical Security Group Inc.             134
1,873
*American Medical Systems Holdings Inc.           424
6,873
*American Pharmaceutical Partners Inc.            196
3,489
*AMERIGROUP Corp.                                 209
6,335
*AmeriPath Inc.                                   470
10,105
*Amsurg Inc.                                      444
9,071
*Amylin Pharmaceuticals Inc.                    1,022
16,495
*Antigenics Inc.                                  477
4,884
*Aphton Corp.                                     393
1,529
*Applied Molecular Evolution Inc.                 334
685
*Apria Healthcare Group Inc.                      681
15,145
*Arbitron Inc.                                    490
16,415
*Arden Group Inc.                                  29
1,755
*Arena Pharmaceuticals Inc.                       423
2,754
*Ariad Pharmaceuticals Inc.                       630
1,512
*ArQule Inc.                                      461
1,406
*Array BioPharma Inc.                             418
2,320
 Arrow International Inc.                         203
8,256
*ArthroCare Corp.                                 475
4,679
*AtheroGenics Inc.                                542
4,016
*Atrix Laboratories Inc.                          444
6,811
*Aurora Foods Inc.                                514
401
*Avigen Inc.                                      437
2,495
 Banta Corp.                                      417
13,040
*Bentley Pharmaceuticals Inc.                     263
2,117
*Beverly Enterprises Inc.                       1,635
4,660
*BioMarin Pharmaceutical Inc.                     788
5,555
*Biopure Corp.                                    404
1,503
*Bio-Rad Laboratories Inc.                        367
14,203
*Bio-Reference Laboratories Inc.                  130
802
*BioReliance Corp.                                 75
1,738
*Biosite Inc.                                     249
8,471
*Bio-Technology General Corp.                   1,271
4,068
 BLYTH Inc.                                       540
14,450
*Bone Care International Inc.                     208
2,024
*Boston Beer Co.                                  201
2,874
 Bowne & Co.                                      559
6,680
*Bradley Pharmaceuticals Inc.                     180
2,345
 Bridgford Foods Corp.                             63
706
*Bright Horizons Family Solutions Inc.            220
6,186
*BriteSmile Inc.                                  262
86
*Bruker AXS Inc.                                  200
362
*Bruker Daltonics Inc.                            244
1,186
*Cadiz Inc.                                       788
433
 Cambrex Corp.                                    374
11,299
*Cantel Medical Corp.                             145
1,836
*Cardiac Science Inc.                           1,192
2,634
*CardioDynamics International Corp.               695
2,134
*CDI Corp.                                        257
6,934
*Celera Genomics Group - Applera Corp.          1,146
10,944
*Cell Genesys Inc.                                549
6,122
*Cell Therapeutics Inc.                           763
5,547
*Centene Corp.                                    109
3,661
*Central Garden & Pet Co.                         311
5,757
 Central Parking Corp.                            379
7,148
*Century Business Services Inc.                 1,712
4,537
*Cepheid                                          496
2,529
*Cerus Corp.                                      293
6,300
*Charles River Associates Inc.                    160
2,266
*Chattem Inc.                                     226
4,644
 Chemed Corp.                                     213
7,530
*Chiquita Brands International Inc.               599
7,943
*Cholestech Corp.                                 255
1,775
*Cima Labs Inc.                                   308
7,451
*Ciphergen Biosystems Inc.                        350
1,208
*Clark/Bardes Inc.                                308
5,929
*Closure Medical Corp.                            115
1,205
*Cobalt Corp.                                     204
2,815
 Coca-Cola Bottling Co. Consolidated               19
1,226
*Coinstar Inc.                                    363
8,222
*Columbia Laboratories Inc.                       569
1,912
*Conceptus Inc.                                   288
3,450
*CONMED Corp.                                     450
8,816
*Connetics Corp.                                  511
6,142
*Consolidated Graphics Inc.                       241
5,362
 Cooper Cos.                                      662
16,563
*Corinthian Colleges Inc.                         632
23,928
*Corixa Corp.                                     850
5,432
 Corn Products International Inc.                 563
16,963
*Cornell Cos. Inc.                                285
2,565
*Corporate Executive Board Co.                    617
19,695
*Corvel Corp.                                     143
5,112
*CoStar Group Inc.                                283
5,221
*Covance Inc.                                   1,038
25,524
 CPI Corp.                                        154
2,231
*Cross Country Inc.                               538
7,505
*CryoLife Inc.                                    355
2,425
*CSS Industries Inc.                               83
2,747
*Cubist Pharmaceuticals Inc.                      588
4,839
*CuraGen Corp.                                    931
4,329
*Curative Health Services Inc.                    224
3,864
*CV Therapeutics Inc.                             430
7,835
*Cyberonics Inc.                                  472
8,685
 D&K Healthcare Resources Inc.                    279
2,857
 Datascope Corp.                                  259
6,423
*deCODE genetics Inc.                             788
1,458
*Del Laboratories Inc.                             90
1,824
*Del Monte Foods Co.                              595
4,582
 Delta & Pine Land Co.                            612
12,491
*Deltagen Inc.                                    148
71
*DiamondCluster International Inc.                437
1,372
*DIANON Systems Inc.                              184
8,779
*Digene Corp.                                     255
2,922
 DIMON Inc.                                       896
5,376
*Discovery Partners International Inc.            368
1,023
*Diversa Corp.                                    523
4,733
*dj Orthopedics Inc.                              159
598
*Dollar Thrifty Automotive Group Inc.             408
8,629
*Durect Corp.                                     536
1,083
*Dynacq International Inc.                        117
1,681
*Electro Rent Corp.                               304
3,685
*Elizabeth Arden Inc.                             283
4,188
*Embrex Inc.                                      157
1,747
*Endocardial Solutions Inc.                       299
1,011
*Endocare Inc.                                    850
3,522
 Ennis Business Forms Inc.                        354
4,113
*Enzo Biochem Inc.                                501
7,014
*Enzon Inc.                                       717
11,988
*Eon Labs Inc.                                    214
4,047
*EPIX Medical Inc.                                272
1,967
*Esperion Therapeutics Inc.                       636
4,521
*Euronet Worldwide Inc.                           310
2,328
*EXACT Sciences Corp.                             248
2,686
*Exelixis Inc.                                    980
7,840
*Exult Inc.                                     1,028
3,269
 Farmer Bros. Co.                                  19
5,871
*First Consulting Group Inc.                      394
2,269
*First Horizon Pharmaceutical Corp.               484
3,619
 Fleming Companies Inc.                           600
3,942
 Flowers Foods Inc.                               368
7,180
*Forrester Research Inc.                          309
4,811
*Fossil Inc.                                      436
8,868
*FTI Consulting Inc.                              401
16,100
*Gaiam Inc.                                       119
1,234
*Gartner Inc.                                   1,380
12,696
*Gene Logic Inc.                                  585
3,680
*Genencor International Inc.                      210
2,054
*Genesis Health Ventures Inc.                     467
7,215
*Genta Inc.                                       841
6,467
*Gentiva Health Services Inc.                     493
4,343
*Genzyme Biosurgery                               816
2,081
*Geron Corp.                                      537
1,933
*Great Atlantic & Pacific Tea Co.                 363
2,926
*Green Mountain Coffee Inc.                        68
1,027
*Guilford Pharmaceuticals Inc.                    525
2,090
*Haemonetics Corp.                                391
8,391
*Hain Celestial Group Inc.                        392
5,958
*Hall Kinion & Associates Inc.                    219
1,224
*Hanger Orthopedic Group Inc.                     420
5,523
*Harvard Bioscience Inc.                          381
1,257
*Healthcare Services Group Inc.                   202
2,634
*HealthExtras Inc.                                331
1,341
*HealthTronics Surgical Services Inc.             172
1,378
*Heidrick & Struggles International Inc.          393
5,765
*Hologic Inc.                                     419
5,116
 Hooper Holmes Inc.                               893
5,483
*Horizon Organic Holding Corp.                    142
2,299
*ICT Group Inc.                                    67
777
*ICU Medical Inc.                                 229
8,542
*IDEXX Laboratories Inc.                          531
17,443
*iDine Rewards Networks Inc.                      304
3,228
*IGEN International, Inc.                         328
14,055
*ILEX Oncology Inc.                               692
4,886
*Illumina Inc.                                    516
1,739
*ImClone Systems Inc.                             853
9,060
*Immucor Inc.                                     204
4,131
*Immunogen Inc.                                   873
2,706
*Immunomedics Inc.                                889
4,107
*Impath Inc.                                      383
7,553
*Impax Laboratories Inc.                          567
2,274
*Inamed Corp.                                     259
7,977
*INCYTE Genomics Inc                            1,121
5,112
*Indevus Pharmaceuticals Inc.                     822
1,758
 Ingles Markets Inc.                              216
2,542
*Inhale Therapeutic Systems Inc.                  921
7,442
*Insurance Auto Auctions Inc.                     216
3,583
*Integra LifeSciences Holdings Corp.              402
7,095
*Integrated Electrical Services Inc.              661
2,545
*Inter Parfums Inc.                                72
557
*InterMune Inc.                                   416
10,612
*International Multifoods Corp.                   343
7,268
*Interpore International                          375
2,400
 Interstate Bakeries Corp.                        727
11,087
*Intuitive Surgical Inc.                          654
4,029
 Invacare Corp.                                   439
14,619
*Inverness Medical Innovations Inc.               145
1,907
*ISIS Pharmaceuticals Inc.                        778
5,127
*ITT Educational Services Inc.                    708
16,673
*J&J Snack Foods Corp.                            132
4,714
 J.M. Smucker Co.                                 741
29,499
*Jarden Corp.                                     250
5,968
*Jo-Ann Stores Inc.                               311
7,144
 John H. Harland Co.                              487
10,777
 Kelly Services Inc.                              368
9,093
*Kendle International Inc.                        230
2,024
*Kensey Nash Corp.                                157
2,868
*Kforce Inc.                                      421
1,777
*Kindred Healthcare Inc.                          246
4,465
*Korn/Ferry International                         821
6,141
*KOS Pharmaceuticals Inc.                         118
2,242
*Kosan Biosciences Inc.                           373
2,264
*Kroll Inc.                                       368
7,021
*K-V Pharmaceutical Co.                           446
10,347
*Kyphon Inc.                                      131
1,119
*La Jolla Pharmaceutical Co.                      921
5,987
*LabOne Inc.                                      115
2,038
*Labor Ready Inc.                                 889
5,707
 Lance Inc.                                       527
6,239
 Landauer Inc.                                    177
6,151
*Lannett Co. Inc.                                  81
1,327
*Learning Tree International Inc.                 227
3,110
*Lexicon Genetics Inc.                            728
3,443
*Lifecore Biomedical Inc.                         217
1,862
*Lifeline Systems Inc.                             87
1,951
*Ligand Pharmaceuticals Inc.                      861
4,624
*Luminex Corporation                              418
1,718
*Magellan Health Services Inc.                    528
84
*Mail-Well Inc.                                   618
1,545
*Martek Biosciences Corp.                         433
10,894
*Matria Healthcare Inc.                           134
1,164
*Maui Land & Pineapple Co. Inc.                    64
1,014
*Maximus Inc.                                     373
9,735
*Maxygen Inc.                                     622
4,740
 McGrath RentCorp                                 199
4,625
*Medarex Inc.                                   1,162
4,590
*MedCath Corp.                                    138
1,380
*Med-Design Corp.                                 185
1,491
*Medical Staffing Networks Holdings Inc.          170
2,720
*Medicines Co.                                    460
7,369
*MedQuist Inc.                                    220
4,457
*MedSource Technologies Inc.                      181
1,175
*MemberWorks Inc.                                 201
3,614
 Mentor Corp.                                     428
16,478
*Meridian Medical Technologies Inc.                73
3,241
*Merit Medical Systems Inc.                       250
4,980
*MGI Pharma Inc.                                  545
3,951
*Midas Inc.                                       120
772
*MIM Corp.                                        498
2,888
*Monro Muffler Brake Inc.                         117
1,977
*Monterey Pasta Co.                               305
1,144
*MPS Group Inc.                                 1,566
8,676
*Myriad Genetics Inc.                             397
5,796
*Nabi Biopharmaceuticals                          840
5,208
*NaPro BioTherapeutics Inc.                       555
377
*Nash Finch Co.                                   239
1,847
*Nastech Pharmaceutical Co.                       172
1,471
*National Beverage Corp.                           78
1,193
*National Healthcare Corp.                        183
3,203
 Nature's Sunshine Products Inc.                  250
2,428
*Navigant Consulting Inc.                         848
5,003
*NBTY Inc.                                        682
11,990
*NCO Group Inc.                                   406
6,476
*NCO Portfolio Management                           1
6
*NeoPharm Inc.                                    245
2,484
*Neose Technologies Inc.                          238
2,111
*Neurocrine Biosciences Inc.                      470
21,460
*Neurogen Corp.                                   281
1,020
 New England Business Service Inc.                251
6,124
*Noven Pharmaceuticals Inc.                       451
4,163
*NPS Pharmaceuticals Inc.                         431
10,848
*Oakley Inc.                                      427
4,385
*Ocular Sciences Inc.                             369
5,727
*Odyssey HealthCare Inc.                          258
8,953
*On Assignment Inc.                               459
3,911
*Onyx Pharmaceuticals Inc.                        258
1,499
*Option Care Inc.                                 277
2,205
*OraSure Technologies Inc.                        570
3,107
*Orthologic Corp.                                 694
2,505
*OSI Pharmaceuticals Inc.                         606
9,938
*PacifiCare Health Systems Inc.                   582
16,354
*Pain Therapeutics Inc.                           347
829
*PAREXEL International Corp.                      514
5,649
*Pathmark Stores Inc.                             502
2,545
*PDI Inc.                                         178
1,921
*Pediatrix Medical Group Inc.                     395
15,824
*Peet's Coffee and Tea Inc.                       189
2,671
*Penn Traffic Co.                                 232
812
*Penwest Pharmaceuticals Co.                      301
3,191
*Peregrine Pharmaceuticals Inc.                 2,076
1,619
*Peregrine Systems Inc.                         4,182
339
*Perrigo Co.                                    1,022
12,417
*Pharmaceutical Resources Inc.                    392
11,682
*Pharmacopeia Inc.                                509
4,540
 Pilgrim's Pride Corp.                            332
2,722
*Playtex Products Inc.                            465
4,594
*Plexus Corp.                                     699
6,137
*PolyMedica Corp.                                 202
6,230
*Possis Medical Inc.                              372
6,696
*Pozen Inc.                                       490
2,524
*Praecis Pharmaceuticals Inc.                   1,125
3,656
*Pre-Paid Legal Services Inc.                     301
7,886
*PRG-Schultz International Inc.                   595
5,296
*Prime Medical Services Inc.                      274
2,376
*Princeton Review Inc.                            350
1,733
*Priority Healthcare Corp.                        401
9,303
*Progenics Pharmaceuticals Inc.                   172
1,146
*Protection One Inc.                              258
516
*Protein Design Labs Inc.                       1,481
12,589
*Province Healthcare Co.                        1,037
10,090
*ProxyMed Inc.                                    100
1,044
*PSS World Medical Inc.                         1,189
8,133
*Q-MED Inc.                                       167
1,045
*Quanta Services Inc.                             696
2,436
*Quidel Corp.                                     558
1,936
*Radiologix Inc.                                  415
959
*Ralcorp Holdings Inc.                            500
12,570
*Regeneron Pharmaceuticals Inc.                   557
10,310
*RehabCare Group Inc.                             378
7,212
*RemedyTemp Inc.                                  119
1,666
*Rent-Way Inc.                                    555
1,943
*Res-Care Inc.                                    336
1,219
*ResMed Inc.                                      507
15,499
*Resources Connection Inc.                        414
9,609
*Respironics Inc.                                 511
15,550
*Revlon Inc.                                      186
569
*Rigel Pharmaceuticals Inc.                       570
621
*Right Management Consultants Inc.                357
4,730
*RITA Medical Systems Inc.                        217
1,096
 Riviana Foods Inc.                               130
3,513
*Robert Mondavi Corp.                             202
6,262
 Rollins Inc.                                     307
7,813
 Ruddick Corp.                                    523
7,160
 Russ Berrie & Co.                                214
7,229
*Salix Pharmaceuticals Ltd.                       387
2,705
 Sanderson Farms Inc.                             109
2,279
*Sangamo BioSciences Inc.                         371
1,117
*SangStat Medical Corp.                           440
4,972
*Scios Inc.                                       972
31,668
 Seaboard Corp.                                     8
1,920
*Seattle Genetics Inc.                            391
1,212
*Select Medical Corp.                             382
5,153
*Seminis Inc.                                     300
864
 Sensient Technologies Corp.                      727
16,336
*Sepracor Inc.                                  1,504
14,544
*Sequenom Inc.                                    816
1,469
*Serologicals Corp.                               369
4,059
*Service Corp. International                    4,902
16,275
*Sierra Health Services Inc.                      405
4,864
*Sola International Inc.                          473
6,149
*Sonic Innovations Inc.                           236
899
*SonoSite Inc.                                    306
3,999
*Sotheby's Holdings Inc.                          749
6,741
*SOURCECORP, Incorporated                         331
6,153
*Specialty Laboratories Inc.                      141
1,362
*Spherion Corp.                                   982
6,579
 Standard Commercial Corp.                        244
4,416
 Standard Register Co.                            377
6,786
*StarTek Inc.                                     225
6,210
*Stewart Enterprises Inc.                       1,609
8,964
 Strayer Education Inc.                           160
9,200
*Sunrise Assisted Living Inc.                     387
9,632
*SuperGen Inc.                                    638
2,316
 Superior Industries International Inc.           363
15,014
*SurModics Inc.                                   290
8,317
*Sybron Dental Specialties Inc.                   833
12,370
*Sylvan Learning Systems Inc.                     528
8,659
*Syncor International Corp.                       373
10,343
*Tanox Inc.                                       522
4,724
 Tasty Baking Co.                                 150
1,305
*Techne Corp.                                     694
19,826
*Tejon Ranch Co.                                  152
4,514
*Teletech Holdings Inc.                           847
6,149
*Telik Inc.                                       431
5,025
*Texas Biotechnology Corp.                        951
1,331
*Theragenics Corp.                                647
2,607
*TheraSense Inc.                                  370
3,090
*Thoratec Corp.                                 1,068
8,149
*Transkaryotic Therapies Inc.                     466
4,613
*Triangle Pharmaceuticals Inc.                    682
4,051
*Trimeris Inc.                                    288
12,410
*TriPath Imaging Inc.                             478
1,281
*Tularik Inc.                                     639
4,767
 Tupperware Corp.                                 867
13,074
*U.S. Physical Therapy Inc.                       203
2,263
*Unilab Corp.                                     405
7,412
*United Natural Foods Inc.                        414
10,495
*United Surgical Partners International Inc.      329
5,139
*United Therapeutics Corp.                        340
5,678
 Universal Corp.                                  438
16,188
*Urologix Inc.                                    302
1,000
*US Oncology Inc.                               1,222
10,595
*VCA Antech Inc.                                  388
5,820
 Vector Group Ltd.                                465
5,403
*Ventana Medical Systems Inc.                     275
6,339
*Versicor Inc.                                    464
5,007
*Vialta Inc.                                        9
3
*Viasys Healthcare Inc.                           435
6,477
*Vical Inc.                                       413
1,433
*Virbac Corp.                                     189
1,060
*VISX Inc.                                        801
7,674
 Vital Signs Inc.                                 129
3,855
*VIVUS Inc.                                       715
2,667
*Volt Information Sciences Inc.                   173
2,958
*Wackenhut Corrections Corp.                      189
2,100
 Wallace Computer Services Inc.                   622
13,382
*Water Pik Technologies Inc.                      231
1,698
*Watson Wyatt & Co. Holdings                      436
9,483
 WD-40 Co.                                        347
9,168
 Weis Markets Inc.                                240
7,452
 West Pharmaceutical Services Inc.                285
6,954
*Wild Oats Markets Inc.                           418
4,314
*Wireless Facilities Inc.                         503
3,023
*Women First HealthCare Inc.                      338
1,542
*Wright Medical Group Inc.                        340
5,936
*Yankee Candle Co. Inc.                           451
7,216
*Young Innovations Inc.                            94
2,187
*Zoll Medical Corp.                               182
6,492
*ZymoGenetics Inc.                                217
2,148
                                                           -----
-----

2,340,610
                                                           -----
-----
DIVERSIFIED - .06%
 Resource America Inc.                            326
2,938
 Walter Industries Inc.                           448
4,851


7,789

ENERGY - 3.49%
*3TEC Energy Corp.                                341
4,839
 Arch Coal Inc.                                   756
16,322
*Atwood Oceanics Inc.                             194
5,839
 Berry Petroleum Co.                              359
6,121
 Cabot Oil & Gas Corp.                            463
11,473
*Cal Dive International Inc.                      613
14,406
 Carbo Ceramics Inc.                              200
6,740
 Chesapeake Energy Corp.                        3,065
23,723
*Comstock Resources Inc.                          492
4,571
*Denbury Resources Inc.                           514
5,808
*Dril-Quip Inc.                                   138
2,332
*Encore Acquisition Co.                           191
3,518
*Energy Partners Ltd.                             417
4,462
*Evergreen Resources Inc.                         412
18,478
*Exploration Co. of Delaware Inc.                 338
1,007
 Frontier Oil Corp.                               435
7,491
*FuelCell Energy Inc.                             742
4,862
*Global Industries Ltd.                         1,111
4,633
*Grey Wolf Inc.                                 2,791
11,136
*Gulf Island Fabrication Inc.                     152
2,470
*Hanover Compressor Co.                           805
7,390
*Harvest Natural Resources Inc.                   754
4,863
*Headwaters Inc.                                  413
6,406
 Holly Corp.                                      214
4,676
*Horizon Offshore Inc.                            384
1,912
*Houston Exploration Co.                          220
6,732
*Hydril Co.                                       252
5,940
*Input/Output Inc.                                748
3,179
*Key Energy Services Inc.                       1,614
14,478
*Lone Star Technologies Inc.                      476
7,088
 Lufkin Industries Inc.                           122
2,861
*Magnum Hunter Resources Inc.                   1,052
6,259
*Magnum Hunter Resources Inc., Rights             121
35
 Massey Energy Co.                              1,047
10,177
*Meridian Resource Corp.                          687
618
*Natco Group Inc.                                 199
1,250
*Newpark Resources Inc.                         1,199
5,216
*Nuevo Energy Co.                                 342
3,796
*Oceaneering International Inc.                   385
9,525
*Oil States International Inc.                    370
4,773
*Parker Drilling Co.                            1,688
3,747
 Patina Oil & Gas Corp.                           399
12,628
 Penn Virginia Corp.                              174
6,325
*PetroQuest Energy Inc.                           588
2,440
*Plains Exploration & Production Company          398
3,881
*Plains Resources Inc.                            398
4,716
*Plug Power Inc.                                  361
1,621
*Prima Energy Corp.                               219
4,897
*Quicksilver Resources Inc.                       208
4,665
*Range Resources Corp.                          1,114
6,016
*Remington Oil & Gas Corp.                        441
7,237
 RPC Inc.                                         241
2,796
*SEACOR SMIT Inc.                                 377
16,777
*Southwestern Energy Co.                          557
6,378
*Spinnaker Exploration Co.                        389
8,577
*St. Mary Land & Exploration Co.                  464
11,600
*Stone Energy Corp.                               364
12,143
*Superior Energy Services Inc.                    811
6,650
*Swift Energy Co.                                 501
4,845
*Syntroleum Corp.                                 426
737
*Tesoro Petroleum Corp.                         1,078
4,873
*Tetra Technologies Inc.                          286
6,112
*Tom Brown Inc.                                   557
13,981
*Transmontaigne Inc.                              310
1,438
*Trico Marine Services Inc.                       478
1,592
*Unit Corp.                                       602
11,167
*Universal Compression Holdings Inc.              358
6,849
*Veritas DGC Inc.                                 675
5,333
 Vintage Petroleum Inc.                           810
8,546
 Western Gas Resources Inc.                       410
15,104
*Westport Resources Corp.                         348
7,238
*W-H Energy Services Inc.                         386
5,632
                                                           -----
-----

483,946
                                                           -----
-----
FINANCIAL - 18.28%
 1st Source Corp.                                 315
5,276
 ABC Bancorp                                      215
2,784
 Acadia Realty Trust                              291
2,159
 Advanta Corp.                                    481
4,517
 Alabama National BanCorp                         212
9,222
*Alexander's Inc.                                  43
2,776
 Alexandria Real Estate Equities Inc.             344
14,654
 Alfa Corp.                                       581
6,978
 Allegiant Bancorp Inc.                           257
4,685
 Amcore Financial Inc.                            412
8,940
 American Capital Strategies Ltd.                 641
13,839
 American Financial Holdings Inc.                 389
11,623
 American Home Mortgage Holdings Inc.             142
1,562
 American National Bankshares Inc.                127
3,302
*American Physicians Capital Inc.                 216
4,063
*AmeriTrade Holding Corp.                       1,999
11,314
 AMLI Residential Properties Trust                307
6,533
 Anchor Bancorp Wisconsin Inc.                    358
7,429
 Anthracite Capital Inc.                          768
8,371
 Anworth Mortgage Asset Corp.                     265
3,331
 Apex Mortgage Capital Inc.                       487
3,185
 Argonaut Group Inc.                              369
5,443
 Arrow Financial Corp.                            145
4,462
 Associated Estates Realty Corp.                  353
2,383
*Avatar Holdings Inc.                              94
2,162
 Baldwin & Lyons Inc.                             124
2,920
 Banc Corp.                                       284
2,204
 BancFirst Corp.                                   85
3,995
 Bank Mutual Corp.                                241
5,574
 Bank of Granite Corp.                            296
5,180
 Bank of the Ozarks Inc.                           97
2,274
 BankAtlantic Bancorp Inc.                        694
6,558
*BankUnited Financial Corp.                       364
5,890
 Banner Corp.                                     224
4,225
*Bay View Capital Corp.                         1,046
6,015
 Bedford Property Investors Inc.                  315
8,092
 Berkshire Hills Bancorp Inc.                     136
3,203
*BKF Capital Group Inc.                           127
2,242
 Boston Private Financial Holdings Inc.           418
8,301
 BostonFed Bancorp Inc.                            86
2,296
 Boykin Lodging Co.                               375
3,499
 Brandywine Realty Trust                          444
9,684
 Brookline Bancorp Inc.                           998
11,876
 Bryn Mawr Bank Corp.                              81
2,967
 BSB Bancorp Inc.                                 188
3,942
*Burnham Pacific Properties, Inc.                 485
369
 California First National Bancorp                 75
960
 Camden National Corp.                            175
4,235
 Capital Automotive REIT                          365
8,651
 Capital City Bank Group Inc.                     152
5,957
 Capitol Bancorp Ltd.                             167
3,874
 Capstead Mortgage Corp.                          210
5,177
 Cascade Bancorp                                  271
3,745
 Cathay Bancorp Inc.                              335
12,727
 CB Bancshares Inc.                                72
3,061
 CBL & Associates Properties Inc.                 440
17,622
 CCBT Financial Cos. Inc.                         187
4,802
 Center Trust Inc.                                229
1,786
*Central Coast Bancorp                            161
3,181
 Century Bancorp Inc.                              69
1,830
*Ceres Group Inc.                                 413
793
 CFS Bancorp Inc.                                 261
3,732
 Charter Financial Corporation                     86
2,673
 Charter Municipal Mortgage Acceptance Co.        687
11,933
 Chateau Communities Inc.                         373
8,579
 Chelsea Property Group Inc.                      463
15,423
 Chemical Financial Corp.                         376
12,088
 Chittenden Corp.                                 496
12,638
 Citizens First Bancorp Inc.                      197
4,149
*Citizens Inc.                                    492
3,690
 City Bank                                        165
4,084
 City Holding Co.                                 367
10,368
 CNA Surety Corp.                                 336
2,638
 Coastal Bancorp Inc.                              92
2,976
 Coastal Financial Corp.                          181
2,469
 CoBiz Inc.                                       161
2,391
 Colonial Properties Trust                        308
10,454
 Columbia Bancorp                                 126
2,776
*Columbia Banking System Inc.                     288
3,632
 Commerce Group Inc.                              409
15,333
 Commercial Federal Corp.                         756
17,653
 Commercial Net Lease Realty Inc.                 611
9,367
 Commonwealth Bancorp Inc.                        165
7,651
 Community Bank System Inc.                       247
7,743
 Community Banks Inc.                             169
4,681
 Community First Bankshares Inc.                  665
17,596
 Community Trust Bancorp Inc.                     274
6,886
*CompuCredit Corp.                                373
2,637
 Connecticut Bancshares Inc.                      245
9,420
*CONSECO INC                                    5,145
201
 Cornerstone Realty Income Trust Inc.             800
6,368
 Corporate Office Properties Trust                368
5,163
 Correctional Properties Trust                    156
3,385
*Corrections Corp. of America                     467
8,009
 Corus Bankshares Inc.                            195
8,514
*CPB Inc.                                         306
8,400
*Crawford & Co.                                   577
2,885
*Credit Acceptance Corp.                          290
1,850
 Crown American Realty Trust                      459
4,223
 CVB Financial Corp.                              440
11,189
 Delphi Financial Group Inc.                      286
10,857
 Dime Community Bancshares                        372
7,124
*DVI Inc.                                         271
2,046
 East West Bancorp Inc.                           394
14,216
 EastGroup Properties Inc.                        315
8,033
 EMC Insurance Group Inc.                          51
911
 Entertainment Properties Trust                   372
8,749
 Equity Inns Inc.                                 880
5,298
 Equity One Inc.                                  134
1,789
 Essex Property Trust Inc.                        313
15,916
 F&M Bancorp                                      236
7,552
 Farmers Capital Bank Corp.                       134
4,456
 FBL Financial Group Inc.                         248
4,829
 FBR Asset Investment Corp.                       337
11,424
*Federal Agricultural Mortgage Corp.              173
5,301
 Federal Realty Investment Trust                  606
17,041
 FelCor Lodging Trust Inc.                        742
8,488
 Fidelity Bankshares Inc.                         343
6,140
*Financial Federal Corp.                          247
6,207
 Financial Industries Corp.                       170
2,421
 Financial Institutions Inc.                      169
4,962
 First Bancorp                                    157
3,691
 First Bancorp Of Puerto Rico                     555
12,543
*First Banks America Inc.                          17
689
 First Busey Corp.                                197
4,543
 First Charter Corp.                              514
9,252
 First Citizens Bancshares Inc.                   132
12,751
 First Commonwealth Financial Corp.               979
11,259
 First Community Bancorp Inc.                     106
3,491
 First Community Bancshares, Inc.                 192
5,906
 First Defiance Financial Corp.                   116
2,192
 First Essex Bancorp Inc.                         145
4,843
 First Federal Capital Corp.                      374
7,222
 First Financial Bancorp                          601
9,851
 First Financial Bankshares Inc.                  268
10,184
 First Financial Corp.                            149
7,246
 First Financial Holdings Inc.                    292
7,230
 First Indiana Corp.                              252
4,667
 First Merchants Corp.                            315
7,179
 First National Corp.                             166
3,986
 First Niagara Financial Group Inc.               203
5,302
 First Oak Brook Bancshares Inc.                   94
2,953
 First Place Financial Corp.                      278
4,623
*First Republic Bank                              224
4,478
 First Sentinel Bancorp Inc.                      414
5,957
 First South Bancorp Inc.                          61
2,170
 First State Bancorp                               90
2,232
 FirstFed America Bancorp, Inc.                   121
3,007
*FirstFed Financial Corp.                         375
10,856
 Flagstar Bancorp Inc.                            293
6,329
 Flushing Financial Corp.                         217
3,554
 FNB Corp.                                        127
3,014
*FPIC Insurance Group Inc.                        191
1,318
 Franklin Financial Corp.                          59
1,353
 Fremont General Corp.                          1,269
5,698
*Friedman, Billings, Ramsey Group, Inc.           324
3,033
 Frontier Financial Corporation                   351
8,979
*Gabelli Asset Management Inc.                    135
4,055
 Gables Residential Trust                         414
10,321
 GBC Bancorp Inc.                                 168
3,252
 German American Bancorp                          213
3,314
 Getty Realty Corp.                               336
6,367
 Glacier Bancorp Inc.                             345
8,132
 Gladstone Capital Corp.                          193
3,179
 Glenborough Realty Trust Inc.                    341
6,077
 Glimcher Realty Trust                            446
7,917
 Gold Banc Corp.                                  643
6,379
 Granite State Bankshares Inc.                    113
4,937
 Great American Financial Resources Inc.          159
2,735
 Great Lakes REIT Inc.                            286
4,762
 Great Southern Bancorp Inc.                      123
4,520
 Hancock Holding Co.                              289
12,904
*Hanmi Financial Corp.                            190
3,186
 Harbor Florida Bancshares Inc.                   363
8,175
 Harleysville Group Inc.                          494
13,056
 Harleysville National Corp.                      415
11,089
*Hawthorne Financial Corp.                        128
3,653
 Health Care REIT Inc.                            616
16,663
 Healthcare Realty Trust Inc.                     699
20,446
 Heritage Property Investment Trust Inc.          391
9,763
 Hilb, Rogal & Hamilton Co.                       477
19,509
 Home Properties of New York Inc.                 434
14,951
 Horace Mann Educators Corp.                      592
9,075
 HRPT Properties Trust                          2,150
17,716
 Hudson River Bancorp Inc.                        331
8,192
 Humboldt Bancorp                                 234
2,457
 IBERIABANK Corp.                                 131
5,261
 IMPAC Mortgage Holdings Inc.                     658
7,567
 Independence Holding Co.                          71
1,524
 Independent Bank Corp.                           529
14,053
 Innkeepers USA Trust                             509
3,899
*Insignia Financial Group Inc.                    423
3,067
 Integra Bank Corp.                               336
5,988
 Interchange Financial Services Corp.             186
2,995
 International Bancshares Corp.                   378
14,912
 Investors Real Estate Trust                      601
5,998
 IRT Property Co.                                 560
6,647
 Irwin Financial Corp.                            334
5,511
*ITLA Capital Corp.                               100
3,323
 JDN Realty Corp.                                 581
6,362
 Jefferies Group Inc.                             420
17,627
*Jones Lang LaSalle Inc.                          505
7,767
 Kansas City Life Insurance Co.                    79
2,994
 Keystone Property Trust Corp.                    311
5,278
 Kilroy Realty Corp.                              405
9,335
*Knight Trading Group Inc.                      1,358
6,505
 Koger Equity Inc.                                415
6,474
 Kramont Realty Trust                             400
5,860
 Lakeland Bancorp Inc.                            254
4,539
 Lakeland Financial Corp.                         111
2,603
 LandAmerica Financial Group Inc.                 404
14,322
 LaSalle Hotel Properties                         366
5,124
 Leeds Federal Bankshares Inc.                     27
861
 Lexington Corporate Properties Trust             390
6,201
 LNR Property Corp.                               375
13,275
*Local Financial Corp.                            417
6,109
 LSB Bancshares Inc.                              184
2,981
 LTC Properties Inc.                              306
2,056
 Macatawa Bank Corp.                              145
2,878
 Macerich Co.                                     544
16,728
 MAF Bancorp Inc.                                 413
14,013
 Main Street Banks Inc.                           226
4,339
 MainSource Financial Group Inc.                  127
3,051
 Manufactured Home Communities Inc.               279
8,267
 Massbank Corp.                                    83
2,349
 MB Financial Inc.                                246
8,558
 MCG Capital Corp.                                439
4,715
*MEEMIC Holdings Inc.                              23
666
 Merchants Bancshares Inc.                         87
1,961
 MeriStar Hospitality Corp.                       681
4,495
 Metris Cos. Inc.                                 708
1,749
 MFA Mortgage Investments, Inc.                   536
4,502
 Mid-America Apartment Communities Inc.           306
7,482
 Mid-Atlantic Realty Trust                        379
6,595
 Midland Co.                                      170
3,230
 Mid-State Bancshares                             402
6,602
 Midwest Banc Holdings Inc.                       201
3,809
 Mills Corp.                                      364
10,680
 Mission West Properties                          314
3,109
 Nara Bancorp Inc.                                 87
1,807
 NASB Financial Inc.                               66
1,518
 National Health Investors Inc.                   381
6,126
 National Health Realty Inc.                      129
1,883
 National Penn Bancshares Inc.                    406
10,789
*National Western Life Insurance Co.               47
4,512
 Nationwide Health Properties Inc.                820
12,243
*Navigators Group Inc.                             88
2,020
 NBC Capital Corp.                                152
3,830
 NBT Bancorp Inc.                                 499
8,518
 New Century Financial Corp.                      342
8,683
 Northwest Bancorp Inc.                           236
3,490
 NovaStar Financial Inc.                          226
7,013
*NYMAGIC, INC.                                     31
603
 OceanFirst Financial Corp.                       227
5,096
*Ocwen Financial Corp.                            811
2,271
 Odyssey Re Holdings Corp.                        364
6,443
*Ohio Casualty Corp.                              848
10,982
 Old Second Bancorp Inc.                          150
5,550
 Omega Financial Corp.                            179
6,417
*Omega Healthcare Investors Inc.                  350
1,309
 Oriental Financial Group Inc.                    265
6,514
 Pacific Capital Bancorp                          583
14,837
 Pacific Northwest Bancorp                        335
8,375
*Pacific Union Bank                               231
2,659
 Pan Pacific Retail Properties Inc.               556
20,311
 Parkvale Financial Corp.                         104
2,397
 Parkway Properties Inc.                          170
5,964
 Partners Trust Financial Group Inc.              143
2,305
 Peapack-Gladstone Financial Corp.                130
4,453
 Pennfed Financial Services Inc.                  108
2,932
 Pennrock Financial Savings Corp.                 150
4,163
 Pennsylvania Real Estate Investment Trust        306
7,956
 Peoples Bancorp Inc.                             171
4,378
 Peoples Holding Co.                              122
4,972
 PFF Bancorp Inc.                                 246
7,688
*Philadelphia Consolidated Holding Co.            366
12,956
*Pico Holdings Inc.                               142
1,907
 PMA Capital Corp.                                441
6,320
 Port Financial Corp.                             107
4,774
 Post Properties Inc.                             558
13,336
 Prentiss Properties Trust                        514
14,536
 Presidential Life Corp.                          448
4,449
*Price Legacy Corp.                               401
1,123
 PrivateBancorp Inc.                               79
2,990
*ProAssurance Corp.                               365
7,665
 Prosperity Bancshares Inc.                       239
4,541
 Provident Bancorp Inc.                            65
2,018
 Provident Bankshares Corp.                       398
9,198
 PS Business Parks Inc.                           218
6,932
*Quaker City Bancorp Inc.                         110
3,622
*R&G Financial Corp.                              307
7,138
 RAIT Investment Trust                            340
7,344
 Ramco-Gershenson Properties Trust                177
3,496
 Realty Income Corp.                              556
19,460
 Redwood Trust Inc.                               238
6,593
 Republic Bancorp Inc.                          1,025
11,991
*Republic Bancshares Inc.                         109
2,142
 RFS Hotel Investors Inc.                         417
4,529
 Riggs National Corp.                             303
4,693
 RLI Corp.                                        272
7,589
 Royal Bancshares of Pennsylvania                 110
2,354
 S&T Bancorp Inc.                                 443
11,098
 S.Y. Bancorp Inc.                                124
4,600
 Sandy Spring Bancorp Inc.                        315
9,923
 Santander Bancorp                                184
2,392
 Saul Centers Inc.                                229
5,450
*Saxon Capital Inc.                               469
5,867
 Seacoast Banking Corp. of Florida                225
4,239
 Seacoast Financial Services Corp.                404
8,084
 Second Bancorp Inc.                              184
4,876
 Selective Insurance Group Inc.                   431
10,853
 Senior Housing Properties Trust                  758
8,042
 Shurgard Storage Centers Inc.                    507
15,889
 Simmons First National Corp.                     154
5,644
 Sizeler Property Investors Inc.                  251
2,332
 SL Green Realty Corp.                            440
13,904
*SoundView Technology Group Inc.                1,613
2,420
 South Financial Group Inc.                       672
13,884
 Southwest Bancorp Inc.                           112
2,911
*Southwest Bancorp of Texas Inc.                  471
13,570
 Sovran Self Storage Inc.                         272
7,714
 St. Francis Capital Corp.                        157
3,677
 State Auto Financial Corp.                       276
4,278
 State Bancorp Inc.                               159
2,862
 Staten Island Bancorp Inc.                       920
18,529
 Sterling Bancorp                                 226
5,948
 Sterling Bancshares Inc.                         636
7,772
*Sterling Financial Corp.                         620
13,441
*Stewart Information Services Corp.               368
7,872
 Suffolk Bancorp                                  255
8,063
 Summit Bancshares Inc.                           114
2,223
 Summit Properties Inc.                           369
6,568
*Sun Bancorp Inc.                                 246
3,805
 Sun Communities Inc.                             323
11,812
 Superior Financial Corporation                   152
2,792
 Susquehanna Bancshares Inc.                      657
13,693
 SWS Group Inc.                                   294
3,987
 Tanger Factory Outlet Centers Inc.               113
3,503
 Taubman Centers Inc.                             479
7,774
 Texas Regional Bancshares Inc.                   368
13,079
 Thornburg Mortgage Inc.                          693
13,929
 Tompkins Trustco Inc.                            161
7,100
 Town & Country Trust                             311
6,562
*Trammell Crow Co.                                491
4,419
*Transcontinental Realty Investors                 62
1,094
*Triad Guaranty Inc.                              171
6,303
 TriCo Bancshares                                 110
2,706
 Troy Financial Corp.                             183
4,937
 Trust Company of New Jersey                      404
11,244
 TrustCo Bank Corp.                             1,206
13,001
 U.S. Restaurant Properties Inc.                  425
5,984
 U.S.B. Holding Co. Inc.                          260
4,602
 UCBH Holdings Inc.                               394
16,725
*UICI                                             644
10,014
 UMB Financial Corp.                              358
13,697
 Umpqua Holdings Corp.                            498
9,089
*Union Acceptance Corp.                           214
133
 Union Bankshares Corp.                           164
4,469
 United Bankshares Inc.                           610
17,727
 United Community Banks Inc.                      361
8,798
 United Community Financial Corp.                 680
5,882
 United Fire & Casualty Co.                       157
5,252
 United National Bancorp                          296
6,823
*Universal American Financial Corp.               507
2,950
 Universal Health Realty Income Trust             237
6,221
 Unizan Financial Corp.                           368
7,268
*Urstadt Biddle Prop Inc                          269
2,981
 Ventas Inc.                                    1,013
11,599
 Vesta Insurance Group Inc.                       745
2,049
 Virginia Financial Group Inc.                    158
4,708
 W Holding Co. Inc.                               666
10,929
 Warwick Community Bancorp Inc.                    80
2,266
 Washington Real Estate Investment Trust          614
15,657
 Washington Trust Bancorp Inc.                    283
5,527
 Waypoint Financial Corp.                         632
11,250
*Wellsford Real Properties Inc.                   116
1,828
 Wesbanco Inc.                                    363
8,491
 West Coast Bancorp                               342
5,181
 Westcorp Inc.                                    255
5,355
 Westfield Financial Inc.                         108
1,674
*WFS Financial Inc.                               150
3,137
 Willow Grove Bancorp Inc.                        106
1,473
 Winston Hotels Inc.                              367
2,863
 Wintrust Financial Corp.                         296
9,259
*World Acceptance Corp.                           252
1,918
 WSFS Financial Corp.                             171
5,638
 Yardville National Bancorp                       128
2,207
 Zenith National Insurance Corp.                  179
4,210
                                                           -----
-----

2,534,668
                                                           -----
-----
INDUSTRIAL - 11.45%
*A.M. Castle & Co.                                152
692
 A.O. Smith Corp.                                 362
9,778
*AAON Inc.                                        204
3,760
 AAR Corp.                                        556
2,863
*Active Power Inc.                                728
1,296
*Actuant Corp.                                    199
9,244
 Acuity Brands Inc.                               690
9,343
*Advanced Energy Industries Inc.                  360
4,579
*AEP Industries Inc.                               88
1,150
 Airborne Inc.                                    806
11,953
 Alamo Group Inc.                                 135
1,654
 Albany International Corp.                       395
8,161
 Alexander & Baldwin Inc.                         682
17,589
*Amerco                                           216
955
*American Superconductor Corp.                    445
1,339
 Ameron International Corp.                        78
4,302
 Ametek Inc.                                      551
21,208
 Analogic Corp.                                   144
7,241
 Apogee Enterprises Inc.                          473
4,234
*Applied Films Corp.                              240
4,798
 Applied Industrial Technologies Inc.             417
7,881
*Arkansas Best Corp.                              366
9,509
*Armor Holdings Inc.                              419
5,770
*Artesyn Technologies Inc.                        643
2,469
*Astec Industries Inc.                            330
3,277
*Atlas Air Worldwide Holdings Inc.                358
541
 Baldor Electric Co.                              507
10,013
 Barnes Group Inc.                                225
4,579
*BE Aerospace Inc.                                595
2,166
 BEI Technologies Inc.                            237
2,652
 Bel Fuse Inc.                                    213
4,292
 Belden Inc.                                      377
5,738
*Benchmark Electronics Inc.                       380
10,891
 Brady Corp.                                      400
13,340
 Briggs & Stratton Corp.                          371
15,756
*Brooks-PRI Automation Inc.                       564
6,463
 Butler Manufacturing Co.                         121
2,341
*BWAY Corp.                                        91
1,800
 C&D Technologies Inc.                            433
7,651
 Calgon Carbon Corp.                              728
3,596
*Capstone Turbine Corp.                         1,683
1,515
 Carlisle Companies                               506
20,938
 Cascade Corp.                                    204
3,254
*Casella Waste Systems Inc.                       361
3,209
 Centex Construction Products Inc.                139
4,886
*Checkpoint Systems Inc.                          536
5,542
 Chesapeake Corp.                                 304
5,426
 Circor International Inc.                        216
3,434
 CLARCOR Inc.                                     414
13,360
*Cognex Corp.                                     560
10,321
*Coherent Inc.                                    482
9,616
*Columbus McKinnon Corp.                          266
1,016
*Comfort Systems USA Inc.                         823
2,757
 Commercial Metals Co.                            402
6,528
*Concord Camera Corp.                             524
2,845
*CoorsTek Inc.                                    172
4,395
*Covenant Transport Inc.                          128
2,427
*Crown Cork & Seal Co. Inc.                     2,900
23,055
 CTS Corp.                                        648
5,022
 Cubic Corp.                                      335
6,174
*Cuno Inc.                                        339
11,228
 Curtiss-Wright Corp.                             226
14,423
*Daktronics Inc.                                  304
4,068
*DDi Corp.                                      1,044
230
*Dionex Corp.                                     380
11,290
*Drew Industries Inc.                             114
1,830
*DRS Technologies Inc.                            359
11,247
*Ducommun Inc.                                    150
2,378
*Dycom Industries Inc.                            797
10,560
*Earthshell Corp.                               1,436
833
 EDO Corp.                                        333
6,920
*EGL Inc.                                         576
8,208
*Electro Scientific Industries Inc.               459
9,180
 ElkCorp                                          422
7,301
*EMCOR Group Inc.                                 323
17,122
*Encore Wire Corp.                                289
2,615
*Energy Conversion Devices Inc.                   325
3,185
 Engineered Support Systems Inc.                  277
10,155
*ESCO Technologies Inc.                           260
9,620
*Esterline Technologies Corp.                     451
7,969
*Excel Technology Inc.                            190
3,399
 Federal Signal Corp.                             755
14,662
*FEI Company                                      402
6,147
*Flir Systems Inc.                                325
15,860
 Florida East Coast Industries Inc.               380
8,816
 Florida Rock Industries Inc.                     429
16,323
*Flow International Corp.                         286
729
*Foamex International Inc.                        469
1,482
*Forward Air Corp.                                249
4,833
 Franklin Electric Co. Inc.                       139
6,673
*Gardner Denver Inc.                              345
7,004
 GenCorp Inc.                                     519
4,110
 General Cable Corp.                              720
2,736
*Genesee & Wyoming Inc.                           252
5,128
*Genlyte Group Inc.                               263
8,195
*Global Power Equipment Group Inc.                485
2,391
 Gorman-Rupp Co.                                  160
3,760
*GrafTech International Ltd.                      948
5,650
 Granite Construction Inc.                        535
8,293
*Graphic Packaging International Corp.            492
2,775
*Greif Bros. Corp.                                281
6,688
*Griffon Corp.                                    441
6,006
*GulfMark Offshore Inc.                           292
4,307
*Heartland Express Inc.                           497
11,387
 Heico Corp.                                      307
3,257
*Herley Industries Inc.                           260
4,526
*Hexcel Corp.                                     518
1,554
 HPL Technologies Inc.                            197
4
*Identix Inc.                                   1,052
5,418
 IDEX Corp.                                       462
15,107
*II-VI Inc.                                       237
3,806
*IMCO Recycling Inc.                              259
2,106
*Insituform Technologies Inc.                     378
6,445
*Integrated Defense Technologies Inc.             152
2,204
*Intermagnetics General Corp.                     321
6,304
 Intermet Corp.                                   468
1,966
 Interpool Inc.                                   122
1,959
*Invision Technologies Inc.                       251
6,616
*Ionics Inc.                                      381
8,687
*Itron Inc.                                       316
6,058
*J.B. Hunt Transport Services Inc.                346
10,138
 JLG Industries Inc.                              703
5,294
*Joy Global Inc.                                  720
8,107
*Kadant Inc.                                      266
3,990
 Kaman Corp.                                      374
4,114
*Kansas City Southern                           1,002
12,024
 Kaydon Corp.                                     459
9,735
 Keithley Instruments Inc.                        129
1,613
 Kennametal Inc.                                  504
17,378
*Kirby Corp.                                      405
11,093
*Knight Transportation Inc.                       399
8,379
 L.S. Starrett Co.                                142
2,357
*Ladish Co.                                       198
1,596
*Landstar System Inc.                             332
19,376
 Lawson Products Inc.                             106
3,284
*LeCroy Corp.                                     180
1,998
 Lennox International Inc.                        712
8,936
 Lincoln Electric Holdings Inc.                   530
12,270
 Lindsay Manufacturing Co.                        217
4,644
*Littelfuse Inc.                                  426
7,182
 LSI Industries Inc.                              311
4,307
*Lydall Inc.                                      320
3,632
*MagneTek Inc.                                    427
1,896
 Manitowoc Co.                                    401
10,226
*Manufacturers Services Ltd.                      313
1,734
 Matthews International Corp.                     457
10,205
*Maverick Tube Corp.                              628
8,183
*Medis Technologies Ltd.                          235
1,175
*Merix Corp.                                      296
2,486
*Mestek Inc.                                       66
1,183
 Methode Electronics Inc.                         569
6,242
*Michael Baker Corp.                              100
1,095
 Milacron Inc.                                    372
2,213
 Mine Safety Appliances Co.                       171
5,515
*Molecular Devices Corp.                          332
5,468
*Moog Inc.                                        328
10,181
*Mueller Industries Inc.                          469
12,780
 Myers Industries Inc.                            401
4,291
 NACCO Industries Inc.                            117
5,121
*NCI Building Systems Inc.                        399
8,706
 NN Inc.                                          247
2,468
 Nordson Corp.                                    371
9,212
*Nortek Inc.                                      185
8,464
*Northwest Pipe Co.                               125
2,163
*NS Group Inc.                                    372
2,425
*Nu Horizons Electronics Corp.                    312
1,803
*Offshore Logistics Inc.                          427
9,360
*Orbital Sciences Corp.                           936
3,950
*OSI Systems Inc.                                 146
2,479
*Osmonics Inc.                                    231
3,913
 Overseas Shipholding Group Inc.                  454
8,127
*P.A.M. Transportation Services Inc.               67
1,689
 Park Electrochemical Corp.                       371
7,123
*Paxar Corp.                                      530
7,818
 Penn Engineering & Manufacturing Corp.           254
2,705
*Petroleum Helicopters Inc.                        55
1,630
*Photon Dynamics Inc.                             370
8,436
 Pioneer-Standard Electronics Inc.                500
4,590
*Planar Systems Inc.                              280
5,776
*Powell Industries Inc.                           143
2,442
*Power-One Inc.                                 1,172
6,645
*Presstek Inc.                                    666
3,070
*Proton Energy Systems Inc.                       526
1,578
 Quanex Corp.                                     294
9,849
 Quixote Corp.                                    142
2,565
*RailAmerica Inc.                                 620
4,445
*Rayovac Corp.                                    534
7,118
 Regal-Beloit Corp.                               385
7,970
*Research Frontiers Inc.                          209
1,743
 Roadway Corp.                                    256
9,423
 Robbins & Myers Inc.                             182
3,349
*Rogers Corp.                                     344
7,654
 Roper Industries Inc.                            486
17,788
 Sauer-Danfoss Inc.                               211
1,667
*SBS Technologies Inc.                            317
2,904
*Sequa Corp.                                      131
5,123
*Silgan Holdings Inc.                             223
5,504
*Simpson Manufacturing Co.                        318
10,462
*SPS Technologies Inc.                            267
6,341
 Standex International Corp.                      235
5,602
*Stericycle Inc.                                  560
18,132
*Stewart & Stevenson Services Inc.                475
6,717
*Stoneridge Inc.                                  279
3,320
 Sturm Ruger & Co.                                423
4,048
*Suntron Corp.                                     54
252
*SureBeam Corp.                                   269
1,087
 Sypris Solutions Inc.                            108
1,103
 Technitrol Inc.                                  668
10,782
 Tecumseh Products Co.                            329
14,519
*Teledyne Technologies Inc.                       506
7,934
 Tennant Co.                                      196
6,390
*Terex Corp.                                      663
7,386
*Tetra Tech Inc.                                  835
10,187
 Texas Industries Inc.                            356
8,651
*Thomas & Betts Corp.                             723
12,219
 Thomas Industries Inc.                           314
8,183
*TRC Cos. Inc.                                    189
2,482
 Tredegar Corp.                                   432
6,480
*Trex Co. Inc.                                    140
4,942
*Trimble Navigation Ltd.                          421
5,258
 Trinity Industries Inc.                          596
11,300
*Triumph Group Inc.                               304
9,710
*TTM Technologies Inc.                            334
1,105
*U.S. Concrete Inc.                               439
2,401
*U.S. Industries Inc.                           1,439
3,785
*U.S. Xpress Enterprises Inc.                     121
1,060
*United Defense Industries Inc.                   359
8,365
 United Industrial Corp.                          207
3,312
*Universal Display Corp.                          346
2,730
 Universal Forest Products Inc.                   296
6,311
*UNOVA Inc.                                       898
5,388
*URS Corp.                                        310
4,411
 USFreightways Corp.                              448
12,880
*USG Corp.                                        799
6,752
*Valmont Industries Inc.                          293
5,684
*Varian Inc.                                      492
14,115
*Vicor Corp.                                      432
3,564
 Wabtec                                           572
8,031
*Waste Connections Inc.                           462
17,835
 Watts Industries Inc.                            340
5,352
 Werner Enterprises Inc.                          642
13,822
*Wilson Greatbatch Technologies Inc.              355
10,366
 Woodhead Industries Inc.                         227
2,565
 Woodward Governor Co.                            193
8,396
 Worthington Industries Inc.                    1,122
17,099
 X-Rite Inc.                                      390
2,726
*Yellow Corp.                                     483
12,167
*Zygo Corp.                                       338
2,363
                                                           -----
-----

1,587,504
                                                           -----
-----
TECHNOLOGY - 8.60%
*3D Systems Corp.                                 157
1,225
*Acclaim Entertainment Inc.                     1,514
999
*Actel Corp.                                      358
5,807
*Actuate Corp.                                    958
1,696
*ADE Corp.                                        203
1,212
*Advanced Digital Information Corp.             1,039
6,972
*Advanced Power Technology Inc.                   119
387
*Alliance Semiconductor Corp.                     547
2,150
*Allscripts Healthcare Solutions Inc.             503
1,202
*Altiris Inc.                                     109
1,735
*American Management Systems Inc.                 653
7,829
*ANADIGICS Inc.                                   665
1,716
*Ansys Inc.                                       321
6,484
*Anteon International Corp.                       326
7,824
*Artisan Components Inc.                          322
4,968
*Ascential Software Corp.                       4,251
10,202
*Aspen Technology Inc.                            772
2,185
*AstroPower Inc.                                  407
3,252
*Asyst Technologies Inc.                          596
4,381
*ATMI Inc.                                        452
8,371
*August Technology Corp.                          159
805
*Avid Technology Inc.                             541
12,416
*Axcelis Technologies Inc.                      1,633
9,160
*AXT Inc.                                         405
729
*Barra Inc.                                       348
10,555
*Borland Software Corp.                         1,011
12,435
*CACI International Inc.                          474
16,893
*Caliper Technologies Corp.                       528
1,584
*Caminus Corp.                                    216
505
*Carreker Corp.                                   420
1,903
*Catapult Communications Corp.                    116
1,386
*CCC Information Services Group Inc.              266
4,722
*ChipPAC Inc.                                     917
3,255
*CIBER Inc.                                     1,138
5,861
*Cirrus Logic Inc.                              1,211
3,488
*Cognizant Technology Solutions Corp.             177
12,785
 Cohu Inc.                                        450
6,615
*CompuCom Systems Inc.                            496
2,783
*Computer Horizons Corp.                          682
2,230
*Computer Programs and Systems Inc.                65
1,609
*Concord Communications Inc.                      346
3,111
*Concurrent Computer Corp.                      1,345
3,874
*Covansys Corp.                                   418
1,571
*CRAY Inc.                                        890
6,826
*Credence Systems Corp.                         1,009
9,414
*Cree Inc.                                      1,215
19,865
*Datastream Systems Inc.                          339
2,170
*Dendrite International Inc.                      673
5,027
*Digimarc Corp.                                   194
2,200
*DocuCorp International Inc.                      171
1,132
*Documentum Inc.                                  660
10,336
*Drexler Technology Corp.                         183
2,306
*DSP Group Inc.                                   451
7,135
*DuPont Photomasks Inc.                           259
6,022
*Dynamics Research Corp.                          146
2,045
*Echelon Corp.                                    417
4,675
*Eclipsys Corp.                                   751
4,018
*eFunds Corp.                                     777
7,078
*Electroglas Inc.                                 460
708
*Electronics for Imaging Inc.                     905
14,716
*Embarcadero Technologies Inc.                    175
1,045
*EMCORE Corp.                                     524
1,148
*Entegris Inc.                                    765
7,880
*EPIQ Systems Inc.                                215
3,294
*ESS Technology Inc.                              533
3,353
*Exar Corp.                                       652
8,085
 FactSet Research Systems Inc.                    352
9,951
*FalconStor Software Inc.                         740
2,871
*Fidelity National Information Solutions Inc.     286
4,934
*FileNet Corp.                                    556
6,783
*FSI International Inc.                           569
2,561
*General Binding Corp.                            130
1,102
*Genesis Microchip Inc.                           664
8,665
*Global Imaging Systems Inc.                      174
3,198
*GlobespanVirata Inc.                           1,992
8,785
*Handspring Inc.                                  934
887
 Helix Technology Corp.                           435
4,872
*Hutchinson Technology Inc.                       423
8,756
*Hyperion Solutions Corp.                         556
14,273
*IDX Systems Corp.                                368
6,267
*iGATE Corp.                                      438
1,148
*Imagistics International Inc.                    390
7,800
*Imation Corp.                                    585
20,522
*InFocus Corp.                                    611
3,764
*Infogrames Inc.                                  121
214
*Informatica Corp.                                955
5,501
*Information Resources Inc.                       596
954
*Inforte Corp.                                    139
1,077
*InfoUSA Inc.                                     557
2,768
*Integral Systems Inc.                            201
4,030
*Integrated Silicon Solution Inc.                 581
2,533
*InterCept Inc.                                   316
5,350
*Intergraph Corp.                                 836
14,847
 Inter-Tel Inc.                                   393
8,218
*Intertrust Technologies Corp.                  1,593
6,738
*Iomega Corp.                                     854
6,704
*IXYS Corp.                                       227
1,603
*JDA Software Group Inc.                          467
4,511
*Keane Inc.                                       980
8,810
*Kopin Corp.                                    1,157
4,535
*Kronos Inc.                                      428
15,832
*Kulicke & Soffa Industries Inc.                  822
4,702
*Lattice Semiconductor Corp.                    1,424
12,488
*Lawson Software Inc.                             305
1,754
*Legato Systems Inc.                            1,453
7,309
*Lexar Media Inc.                                 707
4,433
*LTX Corp.                                        760
4,583
*Magma Design Automation Inc.                     402
3,851
*Manhattan Associates Inc.                        422
9,985
*ManTech International Corp.                      157
2,994
*Manugistics Group Inc.                         1,291
3,098
*MAPICS Inc.                                      312
2,168
*MapInfo Corp.                                    329
1,826
*Mattson Technology Inc.                          455
1,301
*Maxtor Corp.                                   3,324
16,819
*McDATA Corp.                                   1,055
7,491
*MCSi Inc.                                        478
2,271
*MEMC Electronic Materials Inc.                   441
3,338
*Mentor Graphics Corp.                          1,091
8,575
*Mercury Computer Systems Inc.                    370
11,292
*MetaSolv Inc.                                    630
863
*Micromuse Inc.                                 1,624
6,204
*Micros Systems Inc.                              361
8,094
*Microsemi Corp.                                  628
3,825
*Microtune Inc.                                   948
2,967
*Midway Games Inc.                                598
2,494
*MIPS Technologies Inc.                           774
2,345
*Monolithic System Technology Inc.                389
4,699
*MRO Software Inc.                                382
4,639
*MSC.Software Corp.                               553
4,269
 MTS Systems Corp.                                458
4,589
*Mykrolis Corp.                                   661
4,825
*Nanometrics Inc.                                 157
658
*Nassda Corp.                                     109
1,223
 NDCHealth Corp.                                  537
10,686
*NetIQ Corp.                                      659
8,139
*NetScout Systems Inc.                            392
1,705
*NetScreen Technologies Inc.                      218
3,671
*Novadigm Inc.                                    294
685
*Novell Inc.                                    6,050
20,207
*Nuance Communications Inc.                       628
1,557
*Numerical Technologies Inc.                      528
1,827
*NYFIX Inc.                                       543
2,444
*Oak Technology Inc.                            1,215
3,220
*Omnicell Inc.                                    316
837
*OmniVision Technologies Inc.                     431
5,849
*ON Semiconductor Corp.                           606
830
*ONYX Software Corp.                              954
1,479
*OPNET Technologies Inc.                          220
1,778
*Overland Storage Inc.                            165
2,406
*Packeteer Inc.                                   489
3,355
*Palm Inc.                                        628
9,860
*Parametric Technology Corp.                    4,352
10,967
*PDF Solutions Inc.                               260
1,802
*PEC Solutions Inc.                               182
5,442
*Pegasystems Inc.                                 132
675
*Pericom Semiconductor Corp.                      428
3,557
*Per-Se Technologies Inc.                         653
5,857
*Phoenix Technologies Ltd.                        563
3,249
*Photronics Inc.                                  441
6,042
*Pinnacle Systems Inc.                            980
13,338
*Pixelworks Inc.                                  720
4,176
*PLATO Learning Inc.                              359
2,132
*PLX Technology Inc.                              369
1,443
*Pomeroy Computer Resources Inc.                  215
2,516
*Power Integrations Inc.                          420
7,140
*Practiceworks Inc.                               227
1,793
*ProBusiness Services Inc.                        457
4,570
*Progress Software Corp.                          523
6,773
*QuadraMed Corp.                                  590
1,546
*Quantum Corp.                                  2,164
5,778
*Quest Software Inc.                              619
6,382
*Radiant Systems Inc.                             374
3,602
*Radisys Corp.                                    356
2,841
*Rainbow Technologies Inc.                        515
3,693
*Rambus Inc.                                    1,393
9,347
*Read-Rite Corp.                                2,632
921
*Red Hat Inc.                                   2,439
14,414
*Redback Networks Inc.                          2,925
2,457
*Renaissance Learning Inc.                        236
4,460
*Retek Inc.                                       871
2,369
 Richardson Electronics Ltd.                      139
1,204
*Roxio Inc.                                       417
1,989
*Rudolph Technologies Inc.                        200
3,832
*Sanchez Computer Associates Inc.                 296
852
*SanDisk Corp.                                  1,010
20,503
*ScanSoft Inc.                                    869
4,519
 Schawk Inc.                                      168
1,665
*SCM Microsystems Inc.                            339
1,441
*SeaChange International Inc.                     482
2,964
*Semitool Inc.                                    349
2,167
*SERENA Software Inc.                             378
5,969
*Silicon Graphics Inc.                          4,120
4,656
*Silicon Image Inc.                               968
5,808
*Silicon Laboratories Inc.                        438
8,357
*Silicon Storage Technology Inc.                1,291
5,216
*Siliconix Inc.                                   127
2,972
*SimpleTech Inc.                                  156
471
*Sipex Corp.                                      553
2,046
*Skyworks Solutions Inc.                        2,320
19,998
*SONICblue Inc.                                 1,864
839
*SpeechWorks International Inc.                   561
1,560
*SPSS Inc.                                        259
3,623
*SRA International Inc.                           109
2,953
*SS&C Technologies Inc.                           171
1,821
*Standard Microsystems Corp.                      315
6,133
*StorageNetworks Inc.                           1,435
1,665
*Supertex Inc.                                    225
3,350
*Sykes Enterprises Inc.                           527
1,729
*Synaptics Inc.                                   109
828
*Synplicity Inc.                                  208
786
*Syntel Inc.                                      122
2,563
*Systems & Computer Technology Corp.              673
5,788
*Take-Two Interactive Software Inc.               630
14,799
*TALX Corp.                                       267
3,450
*Therma-Wave Inc.                                 537
564
*THQ Inc.                                         657
8,705
*Three-Five Systems Inc.                          468
3,019
*Tier Technologies Inc.                           314
5,024
*TiVo Inc.                                        401
2,097
*Transaction Systems Architects Inc.              529
3,439
*Transmeta Corp.                                2,362
2,764
*Trikon Technologies Inc.                         224
1,120
*Tripos Inc.                                      159
1,165
*Triquint Semiconductor Inc.                    2,193
9,298
*Tyler Technologies Inc.                          700
2,919
*Ulticom Inc.                                     230
1,723
*Ultratech Stepper Inc.                           377
3,709
*Varian Semiconductor Equipment Associates Inc.   512
12,166
*Vastera Inc.                                     696
3,933
*Veeco Instruments Inc.                           421
4,867
*Verint Systems Inc.                               98
1,978
*Viewpoint Corp.                                  806
1,507
*Virage Logic Corp.                               234
2,347
*VitalWorks Inc.                                  776
2,988
*Vitesse Semiconductor Corp.                    3,352
7,324
*Western Digital Corp.                          3,206
20,475
*White Electronic Designs Corp.                   381
2,915
*Wind River Systems Inc.                        1,138
4,666
*Witness Systems Inc.                             298
1,025
*Xicor Inc.                                       431
1,608
*Zoran Corp.                                      451
6,346
                                                           -----
-----

1,192,710
                                                           -----
-----
UTILITIES - 3.08%
 AGL Resources Inc.                               932
22,648
 American States Water Co.                        329
7,616
 Atmos Energy Corp.                               689
16,067
 Avista Corp.                                     797
9,213
 Black Hills Corp.                                447
11,854
 California Water Service Group                   306
7,237
 Cascade Natural Gas Corp.                        240
4,800
 Central Vermont Public Service Corp.             253
4,625
 CH Energy Group Inc.                             356
16,600
 CLECO Corp.                                      677
9,478
 Connecticut Water Service Inc.                   167
4,214
 DQE Inc.                                       1,365
20,803
*El Paso Electric Co.                             781
8,591
 Empire District Electric Co.                     371
6,752
 Energen Corp.                                    574
16,703
 EnergySouth Inc.                                  91
2,566
 Laclede Group Inc.                               410
9,922
 MGE Energy, Inc.                                 353
9,450
 Middlesex Water Co.                              167
3,502
 New Jersey Resources Corp.                       450
14,216
 Northwest Natural Gas Co.                        424
11,473
 Northwestern Corp.                               596
3,028
 NUI Corp.                                        343
5,920
 ONEOK Inc.                                       894
17,165
 Otter Tail Corp.                                 414
11,137
 Piedmont Natural Gas Co.                         513
18,135
 PNM Resources Inc.                               605
14,411
 SEMCO Energy Inc.                                400
2,440
 Sierra Pacific Resources                       1,704
11,076
 SJW Corp.                                         45
3,512
 South Jersey Industries Inc.                     261
8,618
*Southern Union Co.                               669
11,039
 Southwest Gas Corp.                              549
12,874
 Southwest Water Co.                              211
2,796
 UGI Corp.                                        460
17,200
 UIL Holdings Corp.                               261
9,101
 UniSource Energy Corp.                           476
8,230
 Unitil Corp.                                     103
2,554
 Westar Energy Inc.                               934
9,247
 WGL Holdings Inc.                                810
19,375
 WPS Resources Corp.                              523
20,302
                                                           -----
-----

426,490
                                                           -----
-----
 Total Common Stocks
 (cost $14,641,789)
11,343,895
                                                           -----
-----
UNIT INVESTMENT TRUST(2) - 3.75%
*iShares Russell 2000 Index Fund                6,850
519,299
                                                           -----
-----
 Total Unit Investment Trust
 (cost $511,849)
519,299
                                                           -----
-----

                                            PRINCIPAL
VALUE
SHORT-TERM INVESTMENTS(2) - 11.15%
NORTHERN TRUST
 DIVERSIFIED ASSETS PORTFOLIO - 3.95%        $547,164      $
547,164
                                                           -----
-----
U.S. TREASURY BILL - 7.20%
 (1.370% due 03/20/03)                      1,000,000
997,443
                                                           -----
-----
 Total Short-Term Investments
 (cost $1,837,588)
1,544,607
                                                           -----
-----
TOTAL INVESTMENTS - 96.72%
 (cost $16,698,245)(1)
13,407,801
                                                           -----
-----
OTHER ASSETS AND LIABILITIES - 3.28%
454,862
                                                           -----
-----
TOTAL NET ASSETS - 100.00%
$13,862,663

===========

 ______________
*Non-income producing


(1) For federal income tax purposes, cost is $16, 952,817 and gross unrealized appreciation and depreciation of securities as of December 31, 2002 was $1,422,786 and ($4,967,802), respectively.

(2) Securities and other assets with an aggregate value of $1,992,640 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2002:

                                                Unrealized
                                               Appreciation/
Type                            Contracts    (Depreciation)
Russell 2000 Index (03/03)          10           ($41,075)
Russell 2000 Index Mini (03/03)      2             ($240)

 The accompanying notes are integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS
EAFE INTERNATIONAL INDEX PORTFOLIO
DECEMBER 31, 2002

                                           SHARES         VALUE
                                           --------------------
COMMON STOCKS - 94.68%
AUSTRALIA - 4.34%
*Alumina Ltd                                 4,548      $12,549
*Amcor Limited                               3,470       16,590
*AMP Ltd                                     4,693       29,546
*Australia & New Zealand Bank Group          6,247       61,035
*Australian Gas Light                        2,039       12,102
*BHP Billiton Ltd                           15,498       88,582
*Brambles Industries Limited                 5,406       14,308
*Cochlear Limited                              443        9,724
*Coles Myer Limited                          4,729       16,777
*Commonwealth Bank of Australia              5,264       80,036
*CSL Limited                                   895       10,886
 CSR Limited                                 4,440       15,802
*Foster's Brewing Group Limited              8,584       21,752
*General Property Trust                      7,917       13,241
*Insurance Australia Group Ltd               6,913       10,667
*James Hardie Inds                           2,561        9,850
*Lend Lease Corporation Limited              2,051       11,226
 Macquarie Bank Limited                      1,011       13,436
 Macquarie Infrastructure Group              8,603       15,503
*Mayne Nickless Ltd                          5,462       10,027
 National Australia Bank                     6,402      114,463
*News Corporation Limited                    6,119       39,557
*News Corporation Ltd                        8,014       43,098
 Orica Limited                               1,644        9,721
*Patrick Corporation Limited                 1,288        9,502
*QBE Insurance Group Ltd                     2,579       11,836
*Rio Tinto Limited                           1,189       22,731
*Santos Limited                              3,968       13,452
*Southcorp Ltd                               4,435       11,488
*Sumcorp Metway Limited                      2,065       12,966
*TABCORP Holdings Limited                    2,154       12,918
*Telstra Corporation Limited                 9,087       22,567
*Wesfarmers Limited                          1,572       23,547
*Westfield Holdings                          1,925       14,580
*Westfield Trust                             8,569       16,744
 Westpac Banking Corp                        7,315       56,640
*WMC Limited                                 4,548       10,808
*Woodside Petroleum Limited                  2,303       16,055
*Woolworths Limited                          4,433       28,458
                                                    -----------
                                                        964,770
                                                    -----------
AUSTRIA - .06%
*OMV AG       127                                        12,472
                                                    -----------

BELGIUM - .82%
*Delhaize-Le Lion                              602       11,195
*Dexia                                       2,636       32,725
*Electrabel                                     82       19,921
*Fortis                                      4,020       70,874
*Groupe Bruxelles Lambert                      287       11,749
*KBC Bancassurance Holding                     352       11,226
*Solvay SA                                     177       12,204
*UCB S.A.                                      428       13,475
                                                    -----------
                                                        183,369
                                                    -----------
DENMARK - .50%
*Danisco A/S                                   294        9,989
*Danske Bank A/S                             2,295       37,934
*Group 4 Falck                                 413        8,723
*ISS A/S                                       300       10,808
*Novo-Nordisk A/S                              984       28,428
*TDC A/S                                       612       14,871
                                                    -----------
                                                        110,753
                                                    -----------
FINLAND - 1.86%
*Fortum Oyj                                  2,030       13,315
*Instrumentarium Oyj                           357       14,304
*Kesko Oyj                                     833       10,578
*Kone Oyj                                      334       10,028
*Nokia Oyj                                  19,874      315,973
*Outokumpu                                     300        2,613
*Sampo Oyj                                   1,272        9,678
*Tietoenator Oyj                               608        8,295
*UMP-Kymmene Oyj                               905       29,062
                                                    -----------
                                                        413,846
                                                    -----------
FRANCE - 8.48%
*Accor SA                                      710       21,503
*Alcatel SA                                  4,647       20,385
*Arcelor                                     1,325       16,297
*Autoroutes                                    395        9,546
*Aventis SA                                  2,839      154,329
*Axa                                         5,830       78,251
*BNP Paribas                                 3,346      136,347
*Bouygues                                      656       18,326
*Cap Gemini SA                                 426        9,737
*Carrefour Supermarche                       2,186       97,337
*Casino Guichard Perrachon                     143       10,617
*Compagnie DE Saint-Gobain                   1,127       33,068
*Essilor International                         383       15,776
*France Telecom                              1,531       26,799
*Groupe Danone                                 444       59,734
*Lafarge SA                                    487       36,695
*Lagardere S.C.A.                              507       20,596
*L'Air liquide                                 350       46,170
*L'OREAL                                     1,208       91,972
 LVMH Moet Hennessy Louis Vuitton              792       32,539
*Michelin (C.G.D.E.)                           562       19,380
*Pechiney SA                                   300       10,528
*Pernod-Ricard                                 171       16,563
*Peugeot SA                                    605       24,672
*Pinault-Printemps-Redoute                     236       17,361
*Publicis Groupe                               449        9,518
*Renault SA                                    590       27,726
*Sanofi-Synthelabo SA                        1,442       88,148
*Schneider Electric SA                         762       36,057
*Societe Generale                            1,058       61,621
*Sodexho Alliance SA                           441       10,182
*STMicroelectronics N.V.                     2,424       47,518
*Suez Lyonnaise des Eaux                     3,475       60,317
*Technip - Coflexip SA                         124        8,875
*Television Francaise                          507       13,546
*Thomson Mulitmedia                            611       10,426
*Total FinaElf SA                            2,682      383,062
*Unibail SA                                    184       13,092
*Valeo SA                                      354       11,108
*Vinci                                         306       17,244
*Vivendi Universal                           3,832       61,889
                                                    -----------
                                                      1,884,857
                                                    -----------
GERMANY - 5.39%
*Adidas AG DM5                                 190       16,151
*Allianz AG                                    610       57,678
*Altana AG                                     295       13,405
*BASF AG                                     2,212       83,336
*Bayer AG                                    2,896       60,783
*Bayer Hypo-Vereinsbank                      1,182       18,358
*Beiersdorf AG                                 121       13,460
*Continental AG Dem5                           620        9,532
*DaimlerChrysler AG                          3,524      107,802
*Deutsche Bank AG                            2,337      107,665
*Deutsche Boerse AG                            246        9,810
*Deutsche Post AG                            1,432       15,043
*Deutsche Telekom                            8,786      112,672
*E.ON AG                                     2,422       97,602
*Fresenius Medical Care AG                     265       11,124
*Henkel KGAA - Vorzug                          224       14,175
*Infineon Technologies                       1,291        9,484
*Linde AG                                      365       13,406
*Lufthansa                                     863        8,160
*Man AG                                        622        8,616
*Metro AG                                      632       15,254
*Muenchener Rueckversicherungs AG              375       44,824
*Porsche AG Preferred                           34       14,130
*RWE AG                                      1,400       35,995
*SAP AG                                        732       57,383
*Schering AG                                   715       31,139
*Siemens AG                                  3,365      143,019
*ThyssenKrupp AG                             1,436       16,185
*TUI AG                                        671       11,231
*Volkswagen AG                                 807       29,218
*Volkswagen AG - Preferred                     455       11,794
                                                    -----------
                                                      1,198,434
                                                    -----------
HONG KONG - 1.46%
*Bank of East Asia                           8,800       15,065
*BOC Hong Kong Holdings Ltd                 11,148       11,436
*Cheung Kong Holdings                        6,722       43,745
 China Light & Power Holding                 7,746       31,189
*Hang Lung Properties Ltd                    3,198       34,037
 Henderson Land Development                  3,256        9,749
*Hong Kong & China Gas                      16,117       20,770
*Hong Kong Electric Holdings                 5,970       22,545
*Hutchison Whampoa                           8,918       55,806
*Li & Fung Ltd.                              8,571        8,133
*MTR Corporation                            10,112       10,698
 Sun Hung Kai Properties Ltd                 6,123       36,196
*Swire Pacific Ltd                           4,216       16,084
*Wharf Holdings Ltd                          5,308       10,006
                                                    -----------
                                                        325,459
                                                    -----------
ITALY - 3.88%
*Alleanza Assicurazioni                      1,846       13,987
*Assicurazioni Generali                      4,247       87,356
*Autogrill SpA                               1,069        8,324
*Autostrade Concessioni
   e Costruzioni Autostrade SpA              3,266       32,492
*Banca Monte Dei Paschi Siena                4,148        9,773
*Banca Nazionale Lavoro                     11,135       12,328
*Banco Popolare DI Milano                    3,207       11,678
*Capitalia SpA                               7,205        9,209
*Enel SpA                                    8,893       46,290
*ENI-Ente Nazionale Idrocarburi SpA         11,715      186,255
*Fiat SpA                                    1,555       12,647
*Intesabci SpA                              15,990       33,729
*Irish Life & Permanent                      1,140       12,322
*Italgas                                       909       12,363
*Luxottica Group SpA                           724        9,551
*Mediaset SpA                                2,563       19,527
 Mediobanca SpA                              2,219       18,257
*Pirelli SpA                                 9,177        8,475
*Rinascente                                    350        1,623
*Riunione Adriatica di Sicurta SpA           1,401       17,055
*San Paolo-IMI SpA                           3,727       24,250
*Seat-Pagine Gialle SpA                     22,164       15,095
*Snam Rete Gas                               3,717       12,677
 Telecom Italia SpA                          9,918       75,251
 Telecom Italia SpA-RNC                      8,584       43,330
 TIM SpA                                    15,806       72,155
*Unicredito Italiano SpA                    14,359       57,412
                                                    -----------
                                                        863,411
                                                    -----------
JAPAN - 19.99%
*77th Bank                                   2,000        8,191
*Acom Co Ltd                                   310       10,188
*Advantest Corp.                               300       13,449
*Aeon Co. Ltd.                               1,000       23,679
*Aiful Corp                                    200        7,517
*Ajinomoto Co Inc                            2,200       22,970
*Alps Electric Co Ltd                        1,000       11,039
 Asahi Breweries Ltd.                        2,000       13,112
*Asahi Glass Co Ltd                          3,000       18,379
*Asahi Kasei Corp                            6,000       14,865
*Bank of Fukuoka Ltd                         3,000       12,033
*Bank of Yokohama Ltd                        4,000       15,809
 Bridgestone Corp                            3,000       37,162
 Canon Inc                                   4,000      150,670
*Casio Computer                              2,000       11,140
*Central Japan Railway Co                        3       18,682
*Chiba Bank Ltd                              3,000        9,556
*Chubu Electric Power Co.                    2,600       46,448
*Chugai Pharmaceutical Co Ltd                1,000        9,522
*Citizen Watch Co                            2,000        8,915
*Credit Saison Co                              500        8,532
*Dai Nippon Printing Co. Ltd.                3,000       33,193
*Daiichi Pharmaceutical Co Ltd               1,000       14,351
*Daikin Industries Ltd                       1,000       15,842
*Daito Trust Construction                      500       11,060
*Daiwa House                                 2,000       11,258
*Daiwa Securities Group Inc                  5,000       22,204
*Denso Corp                                  2,000       32,814
*East Japan Railway Company                     11       54,597
*Ebara Corporation                           3,000        9,278
*Eisai Co Ltd                                  900       20,212
*Fanuc                                         500       22,120
*Fast Retailing Co Ltd                         200        7,045
*Fuji Photo Film Company Ltd.                2,000       65,223
*Fujisawa Pharmaceutical Co.                 1,000       22,879
*Fujitsu Limited                             8,000       22,853
*Furukawa Electric Co Ltd                    4,000        8,393
*Hirose Electric                               200       15,269
*Hitachi Ltd                                12,000       46,010
*Honda Motor Co Ltd                          2,600       96,183
*Hoya Corporation                              400       28,010
*Itochu Corp                                 6,000       12,994
*Ito-Yokado Co Ltd                           2,000       58,987
*Japan Tobacco Inc                               4       26,763
*JFE Holdings Inc.                           1,900       23,072
*Joyo Bank, Ltd                              3,000        8,342
*JSR Corp                                    1,000       10,045
*Kajima Corp                                 4,000        8,932
*Kaneka Corp                                 2,000       10,702
*Kansai Electric Power Co                    2,800       42,306
*Kao Corp                                    3,000       65,855
*Keihin Electric Express Railway             3,000       13,651
*Keio Electric Railway                       3,000       15,901
*Keyence Corporation                           100       17,401
*Kinki Nippon Railway Co Ltd                 7,000       15,101
 Kirin Brewery Co. Ltd.                      3,000       19,087
*Komatsu Ltd                                 4,000       13,045
*Konami Corp                                   400        9,236
*Konica Corporation                          1,000        7,255
*Kubota Corp.                                4,000       10,854
*Kuraray Co Ltd                              2,000       12,404
*Kyocera Corp                                  600       34,937
*Kyushu Electric Power                       1,600       23,406
*Lawson Inc                                    400        9,640
 Mabuchi Motor Co Ltd                          200       18,404
*Marui Co                                    2,000       19,584
 Matsushita Electric Industrial Co Ltd      10,000       98,593
*Matsushita Electric Works                   2,000       12,370
*Millea Holdings                                 3       21,589
*Minebea Co., Ltd.                           3,000       10,441
*Mitsubishi Chemical Corp                    8,000       15,977
*Mitsubishi Corp                             5,000       30,547
*Mitsubishi Electric Corp                    8,000       18,471
*Mitsubishi Estate Co Ltd                    4,000       30,471
*Mitsubishi Heavy Industries Ltd            12,000       29,325
*Mitsubishi Tokyo Financial                     10       54,352
*Mitsui & Co Ltd                             5,000       23,342
*Mitsui Fudosan Co Ltd                       3,000       19,466
*Mitsui Mining & Smelting Co Ltd             4,000        9,236
*Mitsui Petrochemical                        3,000       13,373
*Mitsui Sumitomo Insurance Co                5,000       23,005
*Mizuho Holding Inc                             23       21,513
*Murata Manufacturing Co. Ltd                  800       32,089
*NEC Corporation                             7,000       26,190
*NGK Insulators                              2,000       10,921
*Nidec Corporation                             100        6,253
*Nikko Cordial Corp                          6,000       20,224
*Nikon Corp                                  1,000        7,517
*Nintendo Co Ltd                               300       27,935
*Nippon Express Co Ltd                       3,000       11,755
*Nippon Oil Corp                             6,000       27,202
*Nippon Steel Corp                          22,000       25,769
*Nippon Telegraph & Telephone Corp.             18       65,375
*Nippon Unipac Holding                           4       17,359
*Nippon Yusen Kabushiki Kaisha               5,000       16,853
*Nissan Motor Co Ltd                         9,400       73,350
*Nisshin Flour Milling Co Ltd                  500       11,165
*Nitto Denko Corp                              500       14,241
*Nomura Holdings Inc.                        8,000       89,930
*NTT Data Corp                                   5       13,820
*NTT Mobile Communications                      66      121,800
*OJI Paper Co Ltd                            4,000       17,191
*Olympus Optical Co Ltd                      1,000       16,297
*Omron Corporation                           1,000       14,848
*Oriental Land Co Ltd                          200       12,118
*Orix Corp                                     300       19,339
*Osaka Gas Co Ltd                            9,000       22,221
*Pioneer Corp                                  693       12,993
*Promise Co Ltd                                400       14,258
*Resona Holdings Inc                        18,000        9,859
*Ricom Company Limited                       3,000       49,221
*Rohm Company Limited                          400       51,133
*Sankyo Co. Ltd.                             1,500       18,821
*Sanyo Electric Co Ltd                       7,000       18,227
*Secom                                       1,000       34,297
*Sekisui Chemical                            2,000       14,157
*Seven Eleven                                2,000       61,010
*Sharp Corporation                           4,000       37,988
*Shimizu Corporation                         3,800        9,510
*Shin-Etsu Chemical Co Ltd                   1,300       42,614
*Shionogi & Co Ltd                           1,000       14,140
*Shiseido Co Ltd                             2,000       26,005
*Shizuoka Bank Ltd.                          3,000       19,339
*SMC Corporation                               200       18,775
*Softbank Corp                                 800        9,135
*Sompo Japan Insurance                       3,000       17,519
*Sony Corporation                            3,700      154,647
*Staniley Electric Co Ltd                      848        9,468
*Sumitomo Chemical Co Ltd.                   5,000       19,761
*Sumitomo Corp                               4,000       17,191
*Sumitomo Electric Industries Ltd            3,000       19,440
*Sumitomo Mitsui Banking Corp                   27       84,411
*Sumitomo Trust and Banking                  4,000       16,213
*Taisho Pharmaceutical Co Ltd                1,000       14,705
*Takara Holdings Inc.                        4,000      167,186
*Takefuji Corp                                 310       17,894
*TDK Corp                                      500       20,140
*Teijin Limited                              4,000        9,573
*Terumo Corporation                            900       12,453
*Tobu Railway Co Ltd                         5,000       13,272
*Tohoku Electric Power                       1,800       26,499
*Tokyo Electric Power Co                     4,800       91,211
*Tokyo Electron Limited                        500       22,626
*Tokyo Gas Co Ltd                           11,000       34,482
*Tokyu Corporation                           5,000       17,612
 Tonengeneral Sekiyu                         1,000        6,573
*Toppan Printing Co. Ltd.                    3,000       22,575
*Toray Industries Inc                        6,000       12,741
*Toshiba Corporation                        12,000       37,617
*Tostem Corp                                 1,000       15,168
*Toyo Seikan Kaisha                          1,000       11,924
*Toyota Industries Corporation                 600        9,025
*Toyota Motor Corporation                    9,800      263,437
*Trend Micro                                   500        8,553
*UFJ Holdings Inc.                              14       14,157
*West Japan Railway                              5       17,738
*Yamada Denki Co Ltd                           376        7,937
*Yamanouchi Pharmaceutical Co Ltd            1,300       37,684
*Yamato Transport Co Ltd                     2,000       26,123
*Yokogawa Electric                           2,000       12,421
                                                    -----------
                                                      4,443,847
                                                    -----------
NETHERLANDS - 5.59%
*ABN Amro Holding NV                         5,835       95,403
*Aegon NV                                    5,359       68,949
*Akzo Nobel NV                               1,079       34,230
*ASML Lithography Holding NV                 1,798       15,020
*Heineken NV                                   728       28,420
*IHC Caland NV                                 197       10,399
*Inditex                                       778       18,378
*ING Groep NV                                7,032      119,106
*Interbrew                                     564       13,317
*Koninklijke Ahold NV                        2,552       32,406
*Koninklijke KPN NV                          7,250       47,172
*Koninklijke Numico NV                         781        9,835
*Nordea AB                                   9,330       41,118
*Philips Electronics NV                      5,496       96,320
*Reed Elsevier NV                            2,642       32,301
*Royal Dutch Petroleum Company               8,839      389,124
*TNT Post Group NV                           1,405       22,780
*Unilever NV                                 2,348      144,271
*Unv-Ver Ned Uitgev Ver Bezit                  893       23,288
                                                    -----------
                                                      1,241,837
                                                    -----------
NORWAY - .46%
*Bergesen                                      606       11,547
*Den Norske Bank                             2,310       10,870
*Norsk Hydro ASA                               757       33,928
*Norske Skogindustries ASA                     599        8,473
*Orkla ASA                                   1,233       21,001
*Statoil ASA                                 1,870       15,791
                                                    -----------
             101,610
                                                    -----------
PORTUGAL - .28%
*Banco Comercial Portugues                   7,397       17,699
*Electricidade de Portugal SA                9,320       15,551
*Portugal Telecom SGPS SA                    4,187       28,780
                                                    -----------
                                                         62,030
                                                    -----------
SINGAPORE - .73%
*Allgreen Properties Ltd
*City Developments Ltd.                      4,000        9,594
*DBS Group Holdings Ltd                      5,209       33,035
*Haw Par Corp Ltd                              449          844
*Oversea-Chinese Banking Corp                4,154       23,111
*Singapore Airlines Ltd.                     2,263       13,308
 Singapore Press Holdings                    1,558       16,348
*Singapore Telecommunications               26,544       18,976
*UTD Overseas Bank                           5,494       37,376
*Venture Corporation Ltd                     1,135        9,096
                                                    -----------
                                                        161,688
                                                    -----------
SPAIN - 3.38%
*Acerinox SA                                   296       10,869
*Acesa Infraestrucutras SA                   2,174       12,947
*ACS, Actividades                              383       12,319
*Aguas De Barcelona                          1,024       10,316
*Altadis SA                                  1,164       26,556
*Banco Bilbao Vizcaya Argentaria SA         12,629      120,869
*Banco Santander Central Hispano SA         17,949      123,189
*Endesa SA                                   3,727       43,610
*Fomento de Construcciones Y Contratas SA      425        9,545
*Gas Natural SDG SA                            926       17,560
*Grupo Dragados SA                             865       14,706
 Grupo Ferrovial SA                            390        9,884
*Iberdrola SA                                3,179       44,537
*NH Hoteles SA                               1,024        8,801
*Repsol YPF SA                               3,815       50,445
*Stora Enso OYJ Series R ORDN                2,831       29,858
*Telefonica SA                              19,317      172,918
*Terra Networks SA                           1,871        7,874
*Union Electrica Fenosa SA                   1,161       15,291
*Vallehermoso SA                               998       10,369
                                                    -----------
                                                        752,463
                                                    -----------
SWEDEN - 1.96%
*ABB Ltd                                     1,237        3,535
*Assa Abloy AB                               1,184       13,520
*Astrazenca Plc                              2,130       74,803
*Atlas Copco AB                                766       14,945
*Electrolux AB                               1,180       18,621
*Ericsson Lm                                63,918       44,748
*Gambro AB                                   1,594        8,873
*Hennes & Mauritz AB                         1,740       33,549
*Sandvik AB                                    804       17,947
*Securitas AB                                1,289       15,385
*Skandia Forsakrings AB                      3,985       10,610
*Skandinaviska Enskilda Banken (SEB)         1,846       15,360
*Skanska AB                                  2,192       12,830
*SKF AB                                        416       10,790
*Svenska Cellulosa AB                          613       20,684
*Svenska Handelsbanken                       2,348       31,259
*Swisscom                                      102       29,544
*Tele2 AB                                      441       11,666
*Telia AB                                    7,816       29,422
*Volvo AB                                    1,152       18,774
                                                    -----------
                                                        436,865
                                                    -----------
SWITZERLAND - 7.61%
*ABB Ltd.                                    3,812       10,835
*Adecco SA                                     522       20,462
*AGFA Gavaert NV                               668       14,897
*CIBA Spezialitaten                            294       20,497
*CIE Financ Richemont                        2,061       38,457
*Credit Suisse Group                         5,038      109,308
*Givaudan-Reg                                   42       18,833
*Holcim Ltd B                                  119       21,602
*Lonza AG                                      194       11,786
*Nestle SA                                   1,678      355,575
*Novartis                                   11,450      417,771
*Roche Holding AG                              184       23,288
*Roche Holding AG-Bearer Shares              2,982      207,793
*Serono SA-B                                    31       16,613
*Swatch Group AG                               194       16,135
*Swiss Re                                    1,288       84,488
*UBS AG                                      5,284      256,805
*Zurich Financial Services AG                  512       47,767
                                                    -----------
                                                      1,692,912
                                                    -----------
UNITED KINGDOM - 27.89%
 3I Group Plc                                2,299       20,543
*Allied Irish Banks Plc                      3,711       50,082
*Amersham Plc                                2,759       24,698
*Amvescap Plc                                2,551       16,347
*Associated British                          1,893       12,176
*AstraZeneca Plc                             7,193      257,100
*Aviva Plc                                   9,426       67,231
 BAA Plc                                     4,466       36,240
*BAE Systems Plc                            12,806       25,567
 Bank of Ireland                             8,925       91,695
*Barclays Plc                               27,638      171,319
*BBA Group Plc                               2,993        8,903
*BG Group Plc                               14,773       63,744
*Billiton Plc                                9,745       52,051
 BOC Group Plc                               2,093       29,924
 Boots Co. Plc                               3,644       34,381
 BP Amoco Plc                               93,698      644,164
 BPB Plc                                     2,197        8,702
*British Airways Plc                         6,856       68,494
*British Land Company Plc                    2,025       14,737
*British SKY Broadcasting Plc                5,142       52,902
 BT Group Plc                               36,233      113,757
 Bunzl Plc                                   2,063       12,622
*Cable & Wireless Plc                        9,452        6,810
*Cadbury Schweppes Plc                       8,592       53,536
*Canary Wharf Group Plc                      2,355        8,929
*Capita Group Plc                            3,285       13,090
*Carlton Communications Plc                  3,862        8,348
*Centrica Plc                               17,575       48,387
*Compass Group Plc                           9,271       49,258
*CRH Plc                                     2,118       26,117
 Daily Mail & Gen Trust A                    1,371       12,836
*Diageo Plc                                 13,447      146,140
*Dixons Group Plc                            8,035       18,758
 Electrocomponents Plc                       2,195       10,143
*European Aeronautic Defense                 1,032       10,668
*Exel Plc                                    1,365       15,120
*GKN Plc                                     3,148       10,175
*GlaxoSmithKline Plc                        25,239      484,381
*Granada Plc                                11,939       15,330
*GUS Plc                                     4,193       38,953
*Hammerson Plc                               1,251        9,527
*Hanson Plc                                  3,080       13,687
*Hays Plc                                    7,443       11,115
*HBOS Plc                                   15,808      166,708
*Hilton Group Plc                            6,890       18,526
*HSBC Holdings Plc                          39,421      435,719
*Imperial Chemical Industries Plc            4,925       18,238
*Imperial Tabacco                            3,007       51,077
 Invensys Plc                               15,018       12,755
 Johnson Matthey Plc                           994       12,803
*Kerry Group Plc                               760       10,169
*Kingfisher Plc                             10,763       38,557
 Land Securities Group B                     1,926       24,342
*Legal & General Group Plc                  27,123       41,923
*Lloyds TSB Group Plc                       23,268      167,083
 Man Group Plc                               1,133       16,181
 Marks & Spencer Plc                         9,588       48,627
*Misys Plc                                   2,583        7,319
 National Grid Group Plc                    12,978       95,387
*National Power Plc                          5,979        9,217
*Next Plc                                    1,356       16,079
 P&O Princess Cruises Plc                    2,742       19,028
*Pearson Plc                                 3,133       28,979
*Peninsular & Orient Steam Navigation        4,033       10,682
*Provident Financial Plc                     1,048       10,023
*Prudential Plc                              8,322       58,821
*Rank Group Plc                              2,665       11,435
*Rechitt Benckiser Plc                       2,030       39,384
*Reed Elsevier Plc                           5,322       45,585
*Rentokil Initial Plc                        7,873       27,887
*Reuters Group Plc                           5,809       16,601
*Rexam Plc                                   1,961       13,387
*Rio Tinto Plc Reg                           4,457       88,982
*RMC Group Plc                               1,434        8,473
*Rolls Royce Plc                             6,118       10,540
*Royal Bank of Scotland Group Plc           11,490      275,272
*Royal Sun Alliance Ins. Group               5,843       11,360
*Ryanair Holdings Plc                        1,809       12,814
 Safeway Plc                                 4,649       15,962
*Sage Group Plc                              5,341       11,437
 Sainsbury (J) Plc                           6,034       27,081
*Scot & Newcastle                            3,027       22,589
*Scottish & Southern Energy                  3,548       38,845
 Scottish Power Plc                          7,762       45,302
 Severn Trent Plc                            1,413       15,788
*Shell Transport & Trading Co               40,376      265,880
 Six Continents Plc                          3,640       29,420
*Slough Estates Plc                          1,848       10,086
 South African Breweries                     3,097       22,015
*Smith & Nephew Plc                          3,634       22,263
*Smiths Group Plc                            2,159       24,176
*Syngenta AG                                   407       23,563
*Synthes-stratec Inc                            20       12,266
 Tate & Lyle                                 1,962        9,951
*Taylor Woodrow Plc                          3,384        9,235
*Tesco Plc                                  29,280       91,456
*Thorn Emi Ord 25P                           3,874        8,670
*Unilever Plc                               11,553      109,931
 United Utilities Plc                        2,265       22,756
 Vodafone Group Plc                        284,484      518,722
*Wolseley Plc                                2,227       18,699
*Wolters Kluwer                              1,063       18,518
*WPP Group Plc                               4,810       36,745
                                                    -----------
                                                      6,200,006
                                                    -----------
  Total Common Stocks
 (cost $21,000,631)                                  21,050,629
                                                    -----------
UNIT INVESTMENT TRUST - 4.50%

*iShares MSCI Eafe Index Fund               10,100    1,000,001
                                                    -----------
  Total Unit Investment Trust
 (cost $1,015,858)                                    1,000,001
                                                    -----------

TOTAL INVESTMENTS - 99.18%
 (cost $22,016,489)(1)                               22,050,630
                                                    -----------
OTHER ASSETS AND LIABILITIES - .82%                     182,922
                                                    -----------
TOTAL NET ASSETS - 100.00%                          $22,233,552
                                                    -----------

 ______________
*Non-income producing

(1) For federal income tax purposes, cost is $22,072,071 and gross unrealized appreciation and depreciation of securities as of December 31, 2002 was $554,455 and ($575,896), respectively.


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Summit Mutual Funds, Inc., (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund is offered in two series, the Pinnacle Series and the Apex Series. The results of the Pinnacle Series (the "Series") are presented herein. The shares of the Series are sold only to insurance companies and their separate accounts to fund the benefits under certain variable insurance products. The results of the Series presented exclude the additional fees and expenses of variable annuity or variable life insurance contracts. The Series' shares are offered in eight different portfolios - Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, and EAFE International Index Portfolio (individually "Portfolio", collectively "Portfolios"). The Zenith Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, and EAFE International Index Portfolio seek investment results that correspond to the total return performance of common stocks as represented by their respective index. The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, and Russell 2000 Small Cap Index Portfolio have a capital loss carry forward of $2,172,491, $6,339,965, $2,954,700, $1,183,610, $574,389,
$6,142,851, and $858,626, respectively, which expire between 2006 and 2009.

              Tax Character of Distributions Paid
----------------------------------------------------------------
                                 Year Ended December 31, 2002
                              ----------------------------------
                                          Long-term
                               Ordinary    Capital      Total
Fund                            Income      Gains
Distributions
----                            ------      -----   ------------
-
Zenith Portfolio              $3,452,162*  $    ---  $3,452,162
Bond Portfolio                 1,934,326        ---   1,934,326
S&P 500 Index Portfolio          474,970    131,130     606,100
S&P MidCap 400
 Index Portfolio                 107,543     78,555     186,098
Balanced Index Portfolio         426,657        ---     426,657
Nasdaq-100 Index Portfolio           ---        ---         ---
Russell 2000 Small Cap
 Index Portfolio                  37,810    194,514     232,324
EAFE International
 Index Portfolio                     ---        ---         ---

                                 Year Ended December 31, 2001
                              ----------------------------------
                                          Long-term
                               Ordinary    Capital      Total
Fund                            Income      Gains
Distributions
----                            ------      -----   ------------
-
Zenith Portfolio              $  858,337   $    ---   $ 858,337
Bond Portfolio                 1,163,914        ---   1,163,914
S&P 500 Index Portfolio       11,024,779  7,375,447  18,400,226
S&P MidCap 400
 Index Portfolio               2,022,782  1,417,829   3,440,611
Balanced Index Portfolio         598,368     31,315     629,683
Nasdaq-100 Index Portfolio           ---        ---         ---
Russell 2000 Small Cap
 Index Portfolio                 886,710        ---     886,710
EAFE International
 Index Portfolio                     ---        ---         ---

* $2,544,857 is a return of capital.

                             Tax Basis of Distributable Earnings
                                   As of December 31, 2002
                          --------------------------------------
-
                          Undistributed Undistributed
                               Ordinary   Long-term   Unrealized
Fund                            Income     Gains
Appreciation
----                            ------     -----     -----------
-
Zenith Portfolio               $          $    ---   $     ---
Bond Portfolio                  297,898        ---      485,068
S&P 500 Index Portfolio         544,576        ---    9,042,197
S&P MidCap 400 Index Portfolio   84,660        ---          ---
Balanced Index Portfolio         47,456        ---          ---
Nasdaq-100 Index Portfolio          ---        ---          ---
Russell 2000 Small Cap
 Index Portfolio                101,642        ---          ---
EAFE International
 Index Portfolio                 87,181    313,314       34,141

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market adjustments for futures contracts.

Distributions - Distributions from net investment income in all fixed income Portfolios generally are declared and paid quarterly. Equity Portfolios generally declare and pay dividends annually. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Portfolio's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulations of foreign securities markets and the possibility of political and economic instability.

Reverse Split - At the November 9, 2001 shareholder meeting, the Series' Articles of Incorporation were amended, by shareholder vote, to allow for fund share splits and reverse splits. Effective February 15, 2002, all Portfolios effected a 1-for-5 reverse split. The purpose of the reverse split was to increase the NAV and thus reduce the amount of rounding error inherent in the share price and calculation thereof. The per share data and capital share activity have been retroactively restated to reflect the split.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Summit Investment Partners, Inc. (the "Adviser") under terms of an Investment Advisory Agreement (the "Agreement"). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

(a) for the Zenith Portfolio - .64% of the current net asset value.

(b) for the Bond Portfolio - .47% of the current net asset value.

(c) for the S&P 500 Index Portfolio - .30% of the current net asset value.

      )
NOTE 2 - TRANSACTIONS WITH AFFILIATES (continued)

(d) for the S&P MidCap 400 Index Portfolio - .30% of the current net asset value.

(e) for the Balanced Index Portfolio - .30% of the current net asset value.

(f) for the Nasdaq-100 Index Portfolio - .35% of the current net asset value.

(g) for the Russell 2000 Small Cap Index Portfolio - .35% of the current net asset value.

(h) for the EAFE International Index Portfolio - .56% of the current net asset value.

The Agreement provides that if the total operating expenses of the Zenith or Bond Portfolios, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the respective Portfolios, the Adviser will reimburse the Portfolio for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to pay other expenses of the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, and the Nasdaq-100 Index Portfolio, other than the advisory fee for these Portfolios, to the extent that such expenses exceed 0.30% of their average annual net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 0.40% of that Portfolio's average annual net asset. The Adviser will pay any expenses of the EAFE International Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 0.69% of that Portfolio's average annual net asset. The Adviser agreed to waive its fees and/or reimburse expenses of the EAFE International Index Portfolio, to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Portfolio until December 31, 2003.

Administration fees - The Fund pays the Adviser to perform certain administration services. The Fund shall pay the Adviser as full compensation for all facilities and services furnished a fee computed separately for each portfolio of the Fund at an annual rate .10% of each portfolio's average annual net assets. The Adviser agreed to waive for a one year period ended November 9, 2002, .05% of the administration fee related to the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap, Nasdaq-100 Index and Balanced Index Portfolios. In addition, the Advisor has agreed to waive administration fees for the Bond Portfolio, as long as that Portfolio's total expense ratio exceeds .75%.

Waivers and Reimbursements - As a result, for the period ended December 31, 2002, the Adviser waived for the Bond Portfolio $26,959, S&P 500 Index Portfolio $33,979, S&P MidCap 400 Index Portfolio $10,125, Balanced Index Portfolio $5,059, Nasdaq-100 Index Portfolio $4,804, Russell 2000 Small Cap Index Portfolio $7,279, and the EAFE International Index Portfolio $23,353, and the Adviser reimbursed fees for the S&P MidCap 400 Index Portfolio $39,337, Balanced Index Portfolio $52,964, Nasdaq-100 Index Portfolio $46,364, the Russell 2000 Small Cap Index Portfolio $88,708, and the EAFE International Index Portfolio $28,662.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central").

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES CONTRACTS AND PORTFOLIO SECURITIES LOANED

S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, and Russell 2000 Small Cap Index Portfolio (collectively, the "Index Portfolios") may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Index Portfolios may invest up to 20% of their assets in such futures and/or options, except that until each Portfolio reaches $25 million (or $50 million in the case of the Nasdaq-100 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, and the EAFE International Index Portfolio), it may invest up to 100% in such futures and/or options. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Index Portfolios enter into a futures contract, they are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, the Index Portfolios agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Index Portfolios invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Index Portfolios is that the change in the value in the underlying securities may not correlate to the value of the contracts.

The Portfolios lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Portfolios could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

As of December 31, 2002, there are no securities on loan in any of the Portfolios.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of securities for the year ended December
31, 2002, excluding short-term obligations, are as follows:

                                                        S&P
                                                S&P 500    MidCap 400
                      Zenith         Bond        Index        Index
                     Portfolio    Portfolio    Portfolio    Portfolio
                     ---------    ---------    ---------    ---------
Total Cost of
 Purchases of:
Common Stocks      $25,872,689  $       ---  $ 7,928,627  $11,138,872
U.S. Government
 Securities                ---    8,713,572          ---          ---
Corporate Bonds            ---   14,451,912          ---          ---
                   -----------  -----------  -----------  -----------
                   $25,872,689  $23,165,484  $ 7,928,627  $11,138,872
                   ===========  ===========  ===========  ===========

Total Proceeds
 from Sales of:
Common Stocks      $29,744,517  $       ---  $12,159,445  $ 5,908,291
U.S. Government
 Securities                ---    3,993,563          ---          ---
Corporate Bonds            ---   12,136,797          ---          ---
                   -----------  -----------  -----------  -----------
                   $29,744,517  $16,130,360  $12,159,445  $ 5,908,291
                   ===========  ===========  ===========  ===========

                                             Russell 2000      EAFE
                     Balanced    Nasdaq-100    Small Cap  International
                       Index        Index        Index        Index
                     Portfolio    Portfolio    Portfolio    Portfolio
                     ---------    ---------    ---------    ---------
Total Cost of
 Purchases of:
Common Stocks      $   111,273  $ 1,175,136  $ 4,332,303  $38,157,769
U.S. Government
 Securities          1,091,202          ---          ---          ---
Corporate Bonds        405,025          ---          ---          ---
                   -----------  -----------  -----------  -----------
                   $ 1,607,500  $ 1,175,136  $ 4,332,303  $38,157,769
                   ===========  ===========  ===========  ===========

Total Proceeds
 from Sales of:
Common Stocks      $    98,455  $ 1,766,396  $ 5,921,071  $17,529,503
U.S. Government
 Securities          1,929,103          ---          ---          ---
Corporate Bonds        430,855          ---          ---          ---
                   -----------  -----------  -----------  -----------
                   $ 2,458,413  $ 1,766,396  $ 5,921,071  $17,529,503
                   ===========  ===========  ===========  ===========


NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                             Zenith Portfolio

                                          Year Ended December 31,
                               --------------------------------------------
                               2002       2001      2000     1999      1998
                               ----       ----      ----     ----      ----
Net Asset Value,
Beginning of period            $ 82.75   $ 75.60   $ 63.10   $ 74.45   $101.75
                               -------   -------   -------   -------   -------
Investment Activities:
Net investment income             1.11      1.40      1.15       .50      1.25
Net realized and unrealized
   gains / (losses)            (18.92)      7.05     12.40     (.25)   (14.00)
                               -------   -------   -------   -------   -------
Total from
 Investment Activities         (17.81)      8.45     13.55       .25   (12.75)
                               -------   -------   -------   -------   -------
Distributions:
Net investment income           (1.39)    (1.30)    (1.05)     (.60)    (1.15)
In excess of
 net investment income             ---       ---       ---       ---       ---
Return of capital               (3.88)       ---       ---       ---       ---
Net realized gains                 ---       ---       ---   (11.00)   (13.40)
                               -------   -------   -------   -------   -------
Total Distributions             (5.27)   (1.30)     (1.05)   (11.60)   (14.55)
                               -------   -------   -------   -------   -------
Net Asset Value,
End of period                  $ 59.67   $ 82.75   $ 75.60   $ 63.10   $ 74.45
                               =======   =======   =======   =======   =======

Total Return                  (23.10%)    11.24%    21.79%     2.05%  (15.31%)

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets - Net(2)       .93%      .81%      .73%      .69%      .62%
Ratio of Expenses to
Average Net Assets - Gross        .93%      .83%      .77%      .69%      .62%

Ratio of Net Investment
Income to Average Net Assets     1.52%     1.74%     1.47%      .67%     1.41%

Portfolio Turnover Rate         56.53%   102.03%    81.95%    86.47%    62.50%

Net Assets,
 End of Period (000's)         $38,218   $54,562   $50,485  $124,444  $248,783

____________________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.
NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                              Bond Portfolio

                                         Year Ended December 31,
                               2002      2001      2000      1999      1998
Net Asset Value,
Beginning of period           $ 48.15   $ 47.30   $ 51.80   $ 55.65    $ 56.45
                              -------   -------   -------   -------    -------
Investment Activities:
Net investment income            2.70      3.15      5.20      3.60       3.85
Net realized and unrealized
   gains / (losses)             (.04)       ---    (1.95)    (4.20)      (.25)
                              -------   -------   -------   -------    -------
Total from
 Investment Activities           2.66      3.15      3.25     (.60)       3.60
                              -------   -------   -------   -------    -------
Distributions:
Net investment income          (2.88)    (2.30)    (5.75)    (3.25)     (3.80)
In excess of
 net investment income            ---       ---     (.30)       ---        ---
Return of capital                 ---       ---    (1.70)       ---        ---
Net realized gains                ---       ---       ---       ---      (.60)
                              -------   -------   -------   -------    -------
Total Distributions            (2.88)    (2.30)    (7.75)    (3.25)     (4.40)
                              -------   -------   -------   -------    -------

Net Asset Value,
End of period                 $ 47.93   $ 48.15   $ 47.30   $ 51.80    $ 55.65
                              =======   =======   =======   =======    =======

Total Return                    5.73%     6.81%     7.40%   (1.11%)      6.52%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(2)        .76%      .79%      .61%      .60%       .58%

Ratio of Expenses to
 Average Net Assets-Gross        .85%      .87%      .68%      .60%       .58%

Ratio of Net Investment
Income to Average Net Assets    5.86%     6.37%     6.85%     6.62%      6.84%

Portfolio Turnover Rate        54.27%    65.14%    60.19%    56.07%     67.57%

Net Assets,
 End of Period (000's)        $35,415   $29,147   $22,802   $98,428   $113,762
                              -------   -------   -------   -------   --------

_____________________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE
International Index Portfolio.

                                         S&P 500 Index Portfolio

                                         Year Ended December 31,
                               2002      2001      2000      1999      1998
Net Asset Value,
Beginning of period            $ 75.15   $102.95   $115.60   $ 97.45   $ 78.70
                              --------  --------  --------  --------  --------
Investment Activities:
Net investment income              .69       .80      1.05      1.05      1.00
Net realized and unrealized
   gains / (losses)            (17.53)   (12.15)   (11.75)     18.75     21.05
                              --------  --------  --------  --------  --------
Total fro
 Investment Activities         (16.84)   (11.35)   (10.70)     19.80     22.05
                              --------  --------  --------  --------  --------
Distributions:
Net investment income            (.38)     (.55)    (1.15)     (.95)    (1.00)
In excess of
 net investment income             ---       ---       ---       ---       ---
Return of capital                  ---       ---       ---       ---       ---
Net realized gains               (.11)   (15.90)     (.80)     (.70)    (2.30)
                              --------  --------  --------  --------  --------
Total Distributions              (.49)   (16.45)    (1.95)    (1.65)    (3.30)
                              --------  --------  --------  --------  --------
Net Asset Value,
End of period                  $ 57.82   $ 75.15   $102.95   $115.60   $ 97.45
                              ========  ========  ========  ========  ========

Total Return                  (22.55%)  (12.39%)   (9.32%)    20.52%    28.54%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets-Net(2)        .57%      .46%      .41%      .39%      .43%

Ratio of Expenses to
  Average Net Assets-Gross        .61%      .47%      .43%      .39%      .43%

Ratio of Net Investment
Income to Average Net Assets     1.04%      .88%      .81%     1.10%     1.25%

Portfolio Turnover Rate         10.51%     3.30%    21.36%     3.45%     2.64%

Net Assets,
 End of Period (000's)         $64,338   $92,639  $114,103  $284,132  $131,345

_____________________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                    S&P MidCap 400 Index Portfolio

                                                              Period from
                                                             May 3, 1999 (1)
                                 Year Ended December 31,     to December 31,
                              ----------------------------   ---------------
                                 2002      2001      2000         1999
                              --------  --------  --------     --------
Net Asset Value,
Beginning of period            $ 46.70   $ 59.55   $ 55.20      $ 50.00
                              --------  --------  --------     --------
Investment Activities:
Net investment income             .22       .30       1.10          .50
Net realized and unrealized
   gains / (losses)             (7.25)    (1.00)      7.20         5.05
                              --------  --------  --------     --------
Total from
 Investment Activities          (7.03)     (.70)      8.30         5.55
                              --------  --------  --------     --------
Distributions:
Net investment income            (.23)     (.20)    (1.20)        (.35)
In excess of
 net investment income            ---       ---        ---          ---
Return of capital                 ---       ---        ---          ---
Net realized gains               (.15)   (11.95)    (2.75)          ---
                              --------  --------  --------     --------
Total Distributions              (.38)   (12.15)    (3.95)        (.35)
                              --------  --------  --------     --------
Net Asset Value,
End of period                  $ 39.29   $ 46.70   $ 59.55      $ 55.20
                              ========  ========  ========     ========

Total Return                  (15.15%)   (1.25%)    15.99%       11.14%

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)        .60%      .60%      .60%         .60%(3)

Ratio of Expenses to
   Average Net Assets-Gross       .81%      .82%      .77%         .69%(3)

Ratio of Net Investment
Income to Average Net Assets      .53%      .65%     1.44%        1.69%(3)

Portfolio Turnover Rate         27.73%    18.57%   146.33%       47.55%(3)

Net Assets,
 End of Period (000's)         $23,180   $20,588   $15,054      $23,963

_____________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                          Balanced Index Portfolio

                                                              Period from
                                                             May 3, 1999 (1)
                                 Year Ended December 31,     to December 31,

                                 2002      2001      2000         1999
                              --------  --------  --------     --------
Net Asset Value,
Beginning of period            $ 43.85   $ 48.05   $ 52.05      $ 50.00
                              --------  --------  --------     --------
Investment Activities:
   Net investment income          1.13      1.10      1.95          .90
Net realized and unrealized
   gains / (losses)             (6.01)    (3.15)    (2.65)         1.70
                              --------  --------  --------     --------
Total from
 Investment Activities          (4.88)     (2.05)    (.70)         2.60
                              --------  --------  --------     --------
Distributions:
Net investment income           (1.47)     (.60)    (2.30)        (.55)
In excess of
 net investment income             ---       ---       ---          ---
Return of capital                  ---       ---       ---          ---
Net realized gains                 ---    (1.55)    (1.00)          ---
                              --------  --------  --------     --------
Total Distributions             (1.47)    (2.15)    (3.30)        (.55)
                              --------  --------  --------     --------
Net Asset Value,
End of period                  $ 37.50   $ 43.85   $ 48.05      $ 52.05
                              --------  --------  --------     --------

Total Return                  (11.27%)   (4.38%)   (1.28%)        5.31%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)        .60%      .60%      .60%        .47%(3)

Ratio of Expenses to
 Average Net Assets-Gross        1.10%      .81%      .68%        .50%(3)

Ratio of Net Investment
Income to Average Net Assets     2.78%     2.47%     2.95%       2.94%(3)

Portfolio Turnover Rate         15.34%    35.84%     9.60%     141.58%(3)

Net Assets,
 End of Period (000's)         $10,638   $13,004   $14,334      $55,708

_____________
(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                        Nasdaq-100 Index Portfolio

                                                              Period from
                                                            April 27, 2000(1)
                                 Year Ended December 31,     to December 31,
                                -----------------------     ------------------
                                  2002           2001            2000
                                --------       --------        --------

Net Asset Value,
Beginning of period              $ 22.30        $ 33.35         $ 50.00
                                --------       --------        --------
Investment Activities:
Net investment income               (.07)           ---           (.05)
Net realized and unrealized
    gains / (losses)               (8.29)       (11.05)         (16.60)
                                --------       --------        --------
Total from
 Investment Activities            (8.36)        (11.05)         (16.65)
                                --------       --------        --------
Distributions:
Net investment income                ---            ---             ---
In excess of
 net investment income               ---            ---             ---
Return of capital                    ---            ---             ---
Net realized gains                   ---            ---             ---
                                --------       --------        --------
Total Distributions                  ---            ---             ---
                                --------       --------        --------
Net Asset Value,
End of period                    $ 13.94        $ 22.30         $ 33.35
                                ========       ========        ========

Total Return                    (37.49%)      (33.13%)          (33.30%)

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)          .65%          .65%           .64%(3)

Ratio of Expenses to
    Average Net Assets-Gross       1.11%          .97%           .88%(3)

Ratio of Net Investment
Income to Average Net Assets      (.43%)         (.21%)        (.17%)(3)

Portfolio Turnover Rate           11.79%          5.49%        14.69%(3)

Net Assets,
 End of Period (000's)            $9,583        $14,560          $8,577

_____________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE International Index Portfolio.

                                 Russell 2000 Small Cap Index Portfolio

                                                              Period from
                                                            April 27, 2000 (1)
                                 Year Ended December 31,     to December 31,
                                -----------------------     ------------------
                                  2002           2001            2000
                                --------       --------        --------
Net Asset Value,
Beginning of period               $48.10         $49.95          $50.00
                                --------       --------        --------

Investment Activities:
Net investment income               .29             .40            .40
Net realized and unrealized
   gains / (losses)              (10.31)            .35           (.20)
                                --------       --------        --------
Total from
 Investment Activities           (10.02)            .75             .20
                                --------       --------        --------
Distributions:
Net investment income              (.09)          (.45)           (.25)
In excess of
 net investment income               ---            ---             ---
Return of capital                    ---            ---             ---
Net realized gains                 (.47)         (2.15)             ---
                                --------       --------        --------
Total Distributions                (.56)         (2.60)           (.25)
                                --------       --------        --------
Net Asset Value,
End of period                    $ 37.52        $ 48.10         $ 49.95
                                --------       --------        --------

Total Return                    (21.05%)          1.54%            .39%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)          .75%           .75%           .74%(3)

Ratio of Expenses to
Average Net Assets-Gross           1.33%          1.10%          1.35%(3)

Ratio of Net Investment
Income to Average Net Assets        .65%           .90%          1.11%(3)

Portfolio Turnover Rate           30.78%         32.70%         82.19%(3)

Net Assets,
 End of Period (000's)           $13,863        $21,503         $16,105

_____________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002,except for the EAFE
International Index Portfolio.

                                 EAFE International Index Portfolio

                                           Period from
                                        November 12, 2002(1)
                                          to December 31,
                                                2002
                                             ---------
Net Asset Value,
Beginning of period                           $ 50.00
                                              -------

Investment Activities:
Net investment income                             .19
Net realized and unrealized
      gains / (losses)                           (.60)
                                              -------
Total from Investment Activities                (.41)
                                              -------
Distributions:
Net investment income                             ---
In excess of net investment income                ---
Return of capital                                 ---
Net realized gains                                ---
                                              -------
Total Distributions                               ---
                                              -------
Net Asset Value,
End of period                                 $ 49.59
                                             ========
Total Return                                     (.82%)

Ratios / Supplemental Data:
Ratio of Expenses to
Average Net Assets - Net(2)                       .65%(3)

Ratio of Expenses to
Average Net Assets - Gross                       1.99%(3)

Ratio of Net Investment Income/(Loss)
    To Average Net Assets                        2.24%(3)

Portfolio Turnover Rate                        449.05%(3)

Net Assets, End of Period (000's)             $22,234

_____________

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Summit Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Summit Mutual Funds, Inc. - Pinnacle Series (the "Funds"), comprising the Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, and EAFE International Index Portfolio, including the schedules of investments, as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Summit Mutual Funds, Inc. - Pinnacle Series as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 7, 2003

                     PART C


                OTHER INFORMATION

SUMMIT MUTUAL FUNDS, INC.

PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Summit Mutual Funds, Inc
    - previously filed (initial filing on April 3, 1984)
(b) By-laws of Summit Mutual Funds, Inc. - previously
    filed (initial filing on April 3 1984)
(c) Not Applicable
(d) (1) Investment Advisory Agreement - previously filed (initial filing on April 3, 1984)
    (2) Amendment to Investment Advisory Agreement -
        previously filed (Post-Effective Amendment No. 3
        - May 1, 1987)
    (3) Amendment to Investment Advisory Agreement -
        previously filed (Post-Effective Amendment No. 15
      - May 1, 1996)
    (4) Subadvisory Agreement - Scudder Kemper Investments, Inc. agreement: previously filed (Post-Effective Amendment No. 29 - June 26, 2000); World Asset Management, L.L.C. agreement: previously filed (Post-Effective Amendment No. 31 - January 31, 2001
    (5) Amendment and Restatement of Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(e) Distribution Agreement - previously filed (Post-Effective Amendment No. 26 - April 12, 2000)
(f) Not Applicable
(g) (1) Custodian Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
    (3) Administrative Services Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(j) Consent of Deloitte & Touche, LLC - Filed herewith
(k) Not Applicable
(l) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(m) Distribution and Shareholder Service Plan - previously filed (Post-Effective Amendment No. 38 - February 28, 2002)
(n) Not applicable
(o) Not Applicable
(p) Code of Ethics - previously filed (Post-Effective Amendment No. 27 - April 28, 2000)

Item 24.  Persons Controlled by or Under Common Control with
Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Summit Mutual Funds, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.   The Union Central Life Insurance Company (Ohio)

     A. Carillon Investments, Inc. (Ohio) -100% owned

     B. Carillon Marketing Agency, Inc. (Delaware) - 100% owned

        a. Carillon Marketing Agency of Alabama, Inc.
           (Alabama) - 100% owned

        b. Carillon Marketing Agency of Idaho, Inc. (Idaho) -
           100% owned

        c. Carillon Marketing Agency of Kentucky, Inc.
           (Kentucky) - 100 owned

        d. Carillon Marketing Agency of Maine, Inc. (Maine)
           - 100% owned

        e. Carillon Insurance Agency of Massachusetts, Inc.
           (Massachusetts) - 100% owned

        f. Carillon Marketing Agency of New Mexico, Inc.
           (New Mexico) - 100% owned

        g. Carillon Marketing Agency of Ohio, Inc. (Ohio)
           - 100% owned

        h. Carillon Marketing Agency of Pennsylvania, Inc.
           (Pennsylvania) - 100% owned

        i. Carillon Marketing Agency of Texas, Inc. (Texas)
           - 100% owned

        j. Carillon Marketing Agency of Wyoming, Inc. (Wyoming)
           - 100% owned

        k. Carillon Marketing Agency of Nevada, Inc. (Nevada)
           - 100% owned

     C. Summit Investment Partners, Inc. (Ohio) - 100% owned

     D. Family Enterprise Institute, Inc. (Delaware)
        - 100% owned

     E. PRBA, Inc. (California) - 100% owned

        a. Price, Raffel & Browne Administrators, Inc.
           (Delaware) - 100% owned

     F. Summit Investment Partners, LLC (Ohio) - 100% owned

     G. Union Central Mortgage Funding, Inc. (Ohio) - 100% owned

II.  Summit Mutual Funds, Inc. (Maryland) - At December 31,
2002, The Union Central Life Insurance Company owned 99% of the outstanding shares of Summit Mutual Funds, Inc.


Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Summit
Investment Partners, Inc. ("SIPI") and their business, profession or employment of a substantial nature during the last two years is set forth below.

Name and                Position with   Principal Occupation(s)
Address                 the Adviser     During Past Two Years
--------                -------------   -----------------------
Steven R. Sutermeister  Director,       Senior Vice President, Union
                        President and   Central; Director, President, and
                        Chief           Chief Executive Officer, Summit
                        Executive       Group of Mutual Funds; Director,
                        Officer         Carillon Investments, Inc.

Gary T. Huffman         Director        Executive Vice President,
                                        Union Central

Dale D. Johnson         Director        Senior Vice President and
                                        Corporate Actuary, Union
                                        Central

D. Stephen Cole         Vice President  Vice President, Adviser

Thomas G. Knipper       Treasurer       Controller and Treasurer,
                                        Summit Group of Mutual Funds

John F. Labmeier        Secretary       Vice President, Associate
                                        General Counsel and
                                        Assistant Secretary, Union
                                        Central; Vice President and
                                        Secretary, Summit Group of
                                        Mutual Funds and Carillon
                                        Investments, Inc.

John M. Lucas           Assistant       Second Vice President,
                        Secretary       Counsel and Assistant
                                        Secretary, Union Central

The business address of Messrs. Sutermeister, Cole and Knipper is 312 Elm Street, Cincinnati, Ohio 45202. The business address of Messrs. Huffman, Johnson, Labmeier and Lucas is 1876 Waycross
Road, Cincinnati, Ohio 45240.


Item 27.  Principal Underwriters

(a) Carillon Investments, Inc., the principal underwriter for Summit Mutual Funds, Inc., also acts as principal underwriter for Carillon Account and Carillon Life Account.

(b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below. The business address of each is 1876 Waycross Road, Cincinnati, Ohio 45240, except for Mr. Sutermeister, whose address is 312 Elm Street, Cincinnati, Ohio 45202.

Name and Position with
Carillon Investments, Inc.     Position with Registrant
--------------------------     ------------------------
Gary T. Huffman                None
Director


Elizabeth G. Monsell           None
Director and President

Harry Rossi                    Director
Director

Steven R. Sutermeister         Director, President and
Director                       Chief Executive Officer


Kevin W. O'Toole               None
Vice President

Connie S. Grosser              None
Vice President, Operations
and Treasurer

Bernard A. Breton              None
Vice President and
Compliance Officer

John F. Labmeier               Vice President and Secretary
Vice President and Secretary

John M. Lucas                  Assistant Secretary
Assistant Secretary

John R. Feldman                None
Assistant Vice President

Melissa A. MacKendrick         None
Assistant Treasurer

(c) Not applicable.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Summit Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 29th day of April, 2003.

                                  SUMMIT MUTUAL FUNDS, INC.
(SEAL)

Attest: John F. Labmeier        By:   Steven R. Sutermeister,
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                     Date

/s/ Steven R. Sutermeister          President and Director    04/29/2003
Steven R. Sutermeister              (Principal Executive
                                      Officer)

/s/ Thomas G. Knipper               Controller and Treasurer  04/29/2003
Thomas G. Knipper                   (Principal Financial
                                    and Accounting Officer)

*/s/ George M. Callard, M.D.        Director                  04/29/2003
George M. Callard, M.D.

*/s/ Theodore H. Emmerich           Director                  04/29/2003
Theodore H. Emmerich

*/s/ Yvonne L. Gray                 Director                  04/29/2003
Yvonne L. Gray

*/s/ David C. Phillips              Director                  04/29/2003
David C. Phillips

*/ Harry Rossi                      Director                  04/29/2003
Harry Rossi

*/ Mary W. Sullivan                 Director                  04/29/2003
Mary W. Sullivan

*/By John F. Labmeier, pursuant to Power of Attorney previously filed.

                TABLE OF EXHIBITS



     (j) Consent of Deloitte & Touche LLP




	SMFI-208